SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /X/

     Pre-Effective Amendment No.


     Post-Effective Amendment No.  36


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/


     Amendment No.  37


                        (Check appropriate box or boxes.)

          TOUCHSTONE FUNDS GROUP TRUST FILE NOS. 33-70958 and 811-8104
        -----------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
        ----------------------------------------------------------------
                (Address of Principal Executive Offices) Zip Code

        Registrant's Telephone Number, including Area Code (513) 878-4066
        -----------------------------------------------------------------

              Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202
        -----------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)


[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                February 1, 2008


PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST- CLASS Z SHARES
Touchstone Diversified Small Cap Value Fund
Touchstone Mid Cap Fund
Touchstone Sands Capital Select Growth Fund
Touchstone Short Duration Fixed Income Fund
Touchstone Small Cap Value Opportunities Fund
Touchstone Ultra Short Duration Fixed Income Fund
Touchstone Value Opportunities Fund

The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Prospectus                                                      February 1, 2008
Touchstone Investments


Class Z Shares

Touchstone Diversified Small Cap Value Fund

Touchstone Mid Cap Fund

Touchstone Sands Capital Select Growth Fund

Touchstone Short Duration Fixed Income Fund

Touchstone Small Cap Value Opportunities Fund

Touchstone Ultra Short Duration Fixed Income Fund

Touchstone Value Opportunities Fund


Each fund is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors selects a sub-advisor (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.


Table of Contents
                                                                            Page
Diversified Small Cap Value Fund

Mid Cap Fund

Sands Capital Select Growth Fund

Short Duration Fixed Income Fund

Small Cap Value Opportunities Fund

Ultra Short Duration Fixed Income Fund

Value Opportunities Fund

Investment Strategies and Risks

The Funds' Management
-------------------------------------------------------------------------------

Investing with Touchstone

Distributions and Taxes

Financial Highlights
--------------------------------------------------------------------------------

The Fund's Investment Goal


The Touchstone Diversified Small Cap Value Fund seeks long-term total return.


Its Principal Investment Strategies


The Touchstone Diversified Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-advisor, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2007, the Russell 2000 Value Index included companies with capitalizations between $27 million and $6 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.


The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.


This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing. . As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class Z shares for each of the last 10 calendar years.(1) The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Z returns because the other classes have different expenses. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

[BAR CHART]


Touchstone Diversified Small Cap Value Fund - Class Z Total Return

 1998     1999    2000     2001       2002      2003      2004       2005      2006      2007

 2.01%   29.57%  10.59%   27.42%    -20.75%    45.48%    20.14%     3.06%     15.83%    -3.04%

                                                                      Best Quarter
                                                                      2nd Quarter 1999   26.61%

                                                                      Worst Quarter
                                                                      3rd Quarter 2002  -22.37%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 1996 until May 1, 2001, the Fund operated as the Clover Small Cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Small Cap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Small Cap Value Fund. On May 7, 2004, the Turner Small Cap Value Fund was reorganized into the Constellation Clover Small Cap Value Fund. On November 20, 2006 the Constellation Clover Small Cap Value Fund was renamed the Touchstone Diversified Small Cap Value Fund. Clover remained the sub-advisor after the change.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2007

                                                                  1 Year        5 Years         10 Years
Touchstone Diversified Small Cap Value Fund - Class Z
--------------------------------------------------------------------------------------------------------
Return Before Taxes                                               -3.04%        15.13%            11.56%
Return After Taxes on Distributions                               -9.16%        11.81%             9.47%
Return After Taxes on Distributions and Sale of Fund Shares(1)     1.51%        12.55%             9.68%
Russell 2000 Value Index(2)                                       -9.78%        15.80%             9.06%
--------------------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

                    Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                    Up to $15
--------------------------------------------------------------------------------


          Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                             0.85%
Shareholder Services Fees                                   0.25%

Other Expenses                                              0.33%
Total Annual Fund Operating Expenses                        1.43%
Less Fee Waiver and/or Expense Reimbursment(1)             (0.02)%
Net Expenses(2)                                             1.45%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.45% . This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.35%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

2 "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class Z shares for the fiscal year ended September 30, 2007 were 1.43%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                        $   148
3 Years                                       $   454
5 Years                                       $   784
10 Years                                      $ 1,715
----------------------------------------------------------------


The Fund's Investment Goal


The Touchstone Mid Cap Fund seeks long-term capital growth.


Its Principal Investment Strategies


The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. companies that the sub-advisor, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell Midcap Index. As of December 31, 2007, the Russell Midcap Index included companies with capitalizations between $479 million and $42 billion. The size of the companies in the Russell Midcap Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

The Key Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class Z shares during each full calendar year of operations by restating the performance of the Fund's Class Y shares.(1) The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Z returns because the other classes have different expenses. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


[BAR CHART]

Touchstone Mid Cap Fund - Class Z Total Return


 2004      2005       2006         2007

21.47%     19.59%    12.18%        8.57%

                                               Best Quarter
                                               1st Quarter 2006    14.41%

                                               Worst Quarter
                                               2nd Quarter 2006    -7.28%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of the Constellation Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006 the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained the sub-advisor after the change. The return for Class Z shares includes performance of the Fund that was achieved prior to the creation of Class Z shares, which is the same as the performance of Class Y shares offered in a separate prospectus. The return has been restated for fees applicable to Class Z shares, which includes a 0.25% 12b-1 fee.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell Midcap Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2007
                                                                                             Since Inception
                                                                                1 Year          (1/02/03)
Touchstone Mid Cap Fund - Class Z
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                              8.57%            19.90%
Return After Taxes on Distributions                                              8.21%            17.49%
Return After Taxes on Distributions and Sale of Fund Shares                      5.57%            16.16%
Russell Midcap Index(1)                                                          5.60%            18.23%
-------------------------------------------------------------------------------------------------------------------


(1) The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

            Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                                Up to $15
--------------------------------------------------------------------------------


      Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                       0.80%
Shareholder Services Fees                                             0.25%
Other Expenses                                                        0.20%
Total Annual Fund Operating Expenses                                  1.25%
Less Fee Waiver and/or Expense Reimbursement(1)                       0.10%
Net Expenses(2)                                                       1.15%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.15% . This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" and "Shareholder Services Fees" to 0.35%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(2) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class Z shares for the fiscal year ended September 30, 2007 were 1.14%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                        $   117
3 Years                                       $   387
5 Years                                       $   677
10 Years                                      $ 1,502
--------------------------------------------------------------------------------


The Fund's Investment Goal


The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation.


Its Principal Investment Strategies


The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $50 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $4 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds generally own.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Sands Capital generally seeks stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $4 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class Z shares during each full calendar year of operations.(1) The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Z returns because the other classes have different expenses. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

[BART CHART]

Touchstone Sands Capital Select Growth Fund - Class Z Total Return

 2001      2002        2003       2004       2005        2006       2007

-15.20%  -28.13%      36.99%     19.00%      9.63%      -6.50%     18.53%

                                                                                Best Quarter
                                                                                4th Quarter 2001   28.63%

                                                                                Worst Quarter
                                                                                3rd Quarter 2001  -23.67%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund. On November 20, 2006 the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund. Sands Capital remained the sub-advisor after the change.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2007

                                                                                             Since Inception
                                                            1 Year             5 Years         (8-11-2000)
Touchstone Sands Capital Select Growth Fund - Class Z
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                          18.53%             14.65%            -1.10%
Return After Taxes on Distributions                          18.53%             14.65%            -1.10%
-------------------------------------------------------------------------------------------------------------------

Return After Taxes on Distributions and Sale of Fund Shares  12.05%             12.89%            -0.93%
Russell 1000 Growth Index(1)                                 11.81%             12.10%            -3.25%
-------------------------------------------------------------------------------------------------------------------

(1) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower. The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

            Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                               Up to $15
--------------------------------------------------------------------------------


           Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees(1)                                                 0.79%
Shareholder Services Fees                                          0.25%
Other Expenses(2)                                                  0.31%
Total Annual Fund Operating Expenses                               1.35%
Less Fee Waiver and/or Expense Reimbursement                       0.06%
Net Expenses                                                       1.29%
--------------------------------------------------------------------------------

(1) The management fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.70% to 1 .00% depending on the Fund's performance. See "The Funds' Management" section for additional information.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Other Expenses" to 0.25% . This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" and "Shareholder Services Fees" to 0.50%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                        $   131
3 Years                                       $   422
5 Years                                       $   734
10 Years                                      $ 1,619
--------------------------------------------------------------------------------


The Fund's Investment Goal


The Touchstone Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.


Its Principal Investment Strategies


The Touchstone Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association ("GNMA"). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.


In selecting investments for the Fund, the sub-advisor, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury bills.

The Key Risks

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Fund's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.


This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z shares for each of the last 10 calendar years.(1) The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

[BAR CHART]


Touchstone Short Duration Fixed Income Fund - Class Z Total Return

 1998     1999      2000       2001       2002       2003       2004       2005        2006      2007

6.96%     2.73%     8.23%      6.72%      5.19%      1.69%      2.14%     1.84%        4.36%     5.22%

                                                                                Best Quarter
                                                                                3rd Quarter 1998           3.05%

                                                                                Worst Quarter
                                                                                2nd Quarter 2004          -0.75%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - Three Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Short Duration Fixed Income Fund was renamed the Touchstone Short Duration Fixed Income Fund. Chartwell remained the sub-advisor after the change.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2007

                                                             1 Year            5 Years           10 Years
Touchstone Short Duration Fixed Income Fund - Class Z
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                           5.22%              3.05%             4.49%
Return After Taxes on Distributions                           3.47%              1.71%             2.69%
Return After Taxes on Distributions and Sale of Fund Shares   3.36%              1.82%             2.72%
Lehman Brothers 1-3 Year U.S. Government Bond Index(1)        7.10%              3.19%             4.84%
-------------------------------------------------------------------------------------------------------------------


(1) The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely-recognized index of U.S. government obligations with maturities of at least one year. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

           Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                               Up to $15
--------------------------------------------------------------------------------


       Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                      0.25%
Shareholder Services Fees                                            0.25%
Other Expenses                                                       0.32%
Total Annual Fund Operating Expenses                                 0.82%
Less Fee Waiver and/or Expense Reimbursement(1)                      0.08%
Net Expenses                                                         0.74%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 0.74% . This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.24%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                       $     76
3 Years                                      $    254
5 Years                                      $    447
--------------------------------------------------------------------------------

10 Years                                     $  1,006
--------------------------------------------------------------------------------


The Fund's Investment Goal


The Touchstone Small Cap Value Opportunities Fund seeks long-term capital growth.


Its Principal Investment Strategies


The Touchstone Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisors, TIP, Diamond Hill Capital Management, Inc. ("Diamond Hill") and James Investment Research, Inc. ("JIR"), believe have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is no larger than the largest stock in the Russell 2000 Value Index. As of December 31, 2007, the Russell 2000 Value Index included companies with capitalizations up to $6 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.


The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.

TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Diamond Hill's investment process is designed to identify well managed companies whose market prices are at a discount to the intrinsic value of the business. Diamond Hill employs a two part process to select securities. It performs fundamental research to find companies that it believes have solid growth prospects. Diamond Hill also uses a proprietary valuation model to build an intrinsic value for each company under consideration. As part of fundamental research, Diamond Hill may evaluate a company's corporate and financial history and strength of management. It may also analyze the company's relative pricing power, long term cash flow, return on equity and other financial metrics. Diamond Hill may sell a security if it fully appreciates to its estimate of intrinsic value, if it believes that the company's fundamentals are deteriorating or if it identifies a more attractive investment opportunity.

JIR does much of its own research using quantitative databases and statistical expertise. It uses a number of elements to help predict future stock and bond price movements. JIR will use a proprietary investment model to select stocks for the Fund that it believes are undervalued and more likely to appreciate. JIR focuses on value, neglect or stocks which are underrepresented by institutional investors, as well as on management commitment. JIR also assesses a number of fundamental factors such as earnings, earnings trend, price earning multiples, return on assets and balance sheet data as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges. For the Fund, JIR refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. JIR will invest primarily in common stocks of those companies with market capitalizations of $1.5 billion or less at the time of purchase. JIR will usually sell a security when the market capitalization exceeds $2 billion, or when the company no longer meets JIR's investment criteria.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z shares during each full calendar year of operations.(1) The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Small Cap Value Opportunities Fund - Class Z Total Return

[BART CHART]

2003      2004        2005        2006           2007

54.13%   23.73%       9.71%      12.71%         -1.20%

                                                        Best Quarter
                                                        2nd Quarter 2003 18.97%

                                                        Worst Quarter
                                                        1st Quarter 2003 -4.60%


(1) The performance information shown above is based on a calendar year. From its inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund's name was changed to Constellation Small Cap Value Opportunities Fund. On November 20, 2006 the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund. TIP and Diamond Hill remained the sub-advisors after the change. JIR became a Sub-Advisor to the Fund on June 20, 2007.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007 to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2007
                                                                                             Since Inception(1)
                                                               1 Year             5 Years         (3/4/02)
Touchstone Small Cap Value Opportunities Fund - Class Z
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                            -1.20%             18.43%            15.19%
Return After Taxes on Distributions                            -3.05%             16.97%            13.97%
Return After Taxes on Distributions and Sale of Fund Shares(2)  0.56%             15.61%            12.86%
Russell 2000 Value Index(3)                                    -9.78%             15.80%            10.40%
-------------------------------------------------------------------------------------------------------------------


(1) The performance information shown above reflects performance for the Fund as managed solely by TIP through 2005. Diamond Hill became a sub-advisor to the Fund on January 17, 2006 and JIR became a sub-advisor to the Fund on June 20, 2007.


(2) When the OReturn After Taxes on Distributions and Sale of Fund SharesO is greater than the OReturn Before Taxes,O it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower. The Fund's Fees and Expenses This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.


           Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                                  Up to $15
--------------------------------------------------------------------------------


         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management                                                             0.95%
Shareholder Services Fees                                              0.25%
Other Expenses                                                         0.51%
Total Annual Fund Operating Expenses                                   1.71%
Less Fee Waiver and/or Expense Reimbursement(1)                        0.21%
Net Expenses(2)                                                        1.50%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.50%. This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.30%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(2) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class Z shares for the fiscal year ended September 30, 2007 were 1.58%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                    $  153
3 Years                                                                   $  518
5 Years                                                                   $  909
10 Years                                                                  $2,002
--------------------------------------------------------------------------------


The Fund's Investment Goal


The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.


Its Principal Investment Strategies


The Touchstone Ultra Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-advisor, Chartwell, chooses fixed income securities that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills.

The Key Risks

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z shares for each of the last 10 calendar years.(1) The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Ultra Short Duration Fixed Income Fund - Class Z Total Return

 1998      1999       2000       2001       2002       2003        2004       2005      2006        2007

 5.87%     5.40%      6.97%      5.79%      2.67%      1.35%       1.75%      2.93%     5.29%       4.70%

                                                                                Best Quarter
                                                                                1st Quarter 2001    2.02%

                                                                                Worst Quarter
                                                                                2nd Quarter 2003   -0.23%


(1) The performance information shown above is based on a calendar year. From the Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - One Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund. Chartwell remained the sub-advisor after the change.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Merrill Lynch Three-Month U.S. Treasury Bill Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2007

                                                            1 Year             5 Years          10 Years
Touchstone Ultra Short Duration
Fixed Income Fund - Class Z
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                           4.70%              3.20%             4.26%
Return After Taxes on Distributions                           2.79%              1.94%             2.63%
Return After Taxes on Distributions and Sale of Fund Shares   3.03%              1.99%             2.63%
Merrill Lynch Three-Month U.S. Treasury Bill Index(1)         5.00%              3.07%             3.77%
-------------------------------------------------------------------------------------------------------------------


(1) The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.


What is an Index?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

           Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                               Up to $15
--------------------------------------------------------------------------------


      Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                     0.25%
Shareholder Services Fees                                           0.25%
Other Expenses                                                      0.25%
Total Annual Fund Operating Expenses                                0.75%
Less Fee Waiver and/or Expense Reimbursement(1)                     0.06%
Net Expenses                                                        0.69%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 0.69% . This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.19%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                      $ 70
3 Years                                                                     $234
5 Years                                                                     $411
10 Years                                                                    $925
--------------------------------------------------------------------------------


The Fund's Investment Goal


The Touchstone Value Opportunities Fund seeks long-term total return.


Its Principal Investment Strategies


The Touchstone Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Clover Capital, believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. The Fund may invest in companies of any size in order to achieve its goal. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.


The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the market capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.


This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in the performance (before taxes) of the Fund's Class Z shares for each of the last 10 calendar years.(1) The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Z returns because the other classes have different expenses. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Value Opportunities Fund - Class Z Total Return

 1998      1999      2000      2001      2002       2003       2004      2005       2006       2007

-1.47%    4.27%     10.70%    13.00%   -12.04%     32.65%     17.77%    12.09%     15.27%      8.44%

                                                                                Best Quarter
                                                                                2nd Quarter 2003    19.28%

                                                                                Worst Quarter
                                                                                3rd Quarter 2002   -16.03%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Midcap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Midcap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital as the sub-advisor, and from that date until May 7, 2004 the Fund operated as the Turner Core Value Fund. On May 7, 2004, the Turner Core Value Fund was reorganized into the Constellation Clover Core Value Fund. On November 20, 2006 the Constellation Clover Core Value Fund was renamed the Touchstone Value Opportunities Fund. Clover remained the sub-advisor after the change.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 3000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2007

                                                            1 Year             5 Years          10 Years
Touchstone Value Opportunities Fund - Class Z
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                           8.44%             16.96%             9.48%
Return After Taxes on Distributions                           6.76%             14.89%             7.40%
Return After Taxes on Distributions and Sale of Fund Shares   7.19%             14.33%             7.41%
Russell 3000 Value Index(1)                                  -1.01%             14.69%             7.73%
-------------------------------------------------------------------------------------------------------------------


(1) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.


What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Z shares of the Fund.

           Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                          Up to $15
--------------------------------------------------------------------------------


       Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                  0.74%
Shareholder Services Fees                                        0.25%
Other Expenses                                                   0.35%
Total Annual Fund Operating Expenses                             1.34%
Less Fee Waiver and/or Expense Reimbursement(1)                  0.15%
Net Expenses(2)                                                  1.19%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.19%. This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on February 1, 2008. Prior to February 1, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.35%, which resulted in "Net Expenses" of 1.34%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(2) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class Z shares for the fiscal year ended September 30, 2007 were 1.29%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                    $  121
3 Years                                                                   $  410
5 Years                                                                   $  720
10 Years                                                                  $1,600
--------------------------------------------------------------------------------

Can a Fund Depart From its Normal Investment Strategies?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.


Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.


What are the Principal Risks of Investing in the Funds?

Equity Risk (Equity Funds). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Fixed Income Risk (Fixed Income Funds). The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

Call Risk (Fixed Income Funds). During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

Credit Risk (Fixed Income Funds). An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

Event Risk (Fixed Income Funds). Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

Mortgage-Backed Securities (Fixed Income Funds). Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities Risk (Fixed Income Funds). Although the Funds' U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Manager of Managers Risk (All Funds). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Change in Market Capitalization (Diversified Small Cap Value, Mid Cap and Small Cap Value Opportunities Funds). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

Portfolio Turnover (All Funds). Each Fund may sell its portfolio securities, regardless of the length of time they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

What are Some of the Other Risks of Investing in the Funds?

Derivatives (All Funds). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:


      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;


      o To enhance a Fund's potential gain in non-hedging or speculative situations; or


      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

Exchange-Traded Funds (All Funds). The Funds may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Lending of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

Where Can I Find Information About the Funds' Portfolio Holdings Disclosure

Policies? A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.touchstoneinvestments.com.


Investment Advisor


Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2007, Touchstone Advisors had approximately $8.3 billion in assets under management. As the Funds' advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service


Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the Sub-Advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent and other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.


Name of Fund                                                     Annual Fee Rate
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund                            0.85%
Touchstone Mid Cap Fund                                                0.80%
Touchstone Small Cap Value Opportunities Fund                          0.95%
Touchstone Short Duration Fixed Income Fund                            0.25%
Touchstone Ultra Short Duration Fixed Income Fund                      0.25%
Touchstone Value Opportunities Fund                                    0.74%
--------------------------------------------------------------------------------

The Touchstone Sands Capital Select Growth Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or underperforms its benchmark by 2.50% or more.

Touchstone and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Touchstone Sands Capital Select Growth Fund's underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to the Fund's base advisory fee is based upon the Fund's performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

The Funds' SAI contains additional information about performance-based adjustments.


Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Net Expenses" or "Other Expenses" from exceeding the levels set forth below. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will become effective on March 2, 2008, except the Value Opportunities Fund which will become effective on February 1, 2008. These fee waivers and expense reimbursements will remain in effect until at least January 31, 2009. For contractual fee waiver agreement information prior to March 2, 2008 (and February 1, 2008 for the Value Opportunities Fund), see the expense tables for each Fund located in the front part of this prospectus.

                                                           Contractual Limit on
Fund                                                          "Net Expenses"
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund                        1.45%
--------------------------------------------------------------------------------

Touchstone Mid Cap Fund                                            1.15%
Touchstone Short Duration Fixed Income Fund                        0.74%
Touchstone Small Cap Value Opportunities Fund                      1.50%
Touchstone Ultra Short Duration Fixed Income Fund                  0.69%
Touchstone Value Opportunities Fund                                1.19%
--------------------------------------------------------------------------------

                                                            Contractual Limit on
Fund                                                          "Other Expenses"
--------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund                        0.25%
--------------------------------------------------------------------------------


Sub-Advisors


Clover Capital Management, Inc., ("Clover Capital") an SEC-registered advisor located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as Sub-Advisor to the Touchstone Diversified Small Cap Value and the Touchstone Value Opportunities Funds (the "Touchstone Clover Funds"). From May 1, 2001 to May 7, 2004, Clover Capital served as the Sub-Advisor to the Turner Small Cap Value and Core Value Funds. Prior to May 1, 2001, Clover Capital served as these Funds' investment advisor. As Sub-Advisor, Clover Capital makes investment decisions for the Touchstone Clover Funds and also ensures compliance with the Touchstone Clover Funds' investment policies and guidelines. As of December 31, 2007, Clover Capital had approximately $2.5 billion in assets under management.

Chartwell Investment Partners ("Chartwell"), an SEC-registered advisor located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as Sub-Advisor to the Touchstone Short Duration Fixed Income Fund and Touchstone Ultra Short Duration Fixed Income Fund. As Sub-Advisor, Chartwell makes investment decisions for these two Funds and also ensures compliance with the Touchstone Funds' investment policies and guidelines. As of December 31, 2007, Chartwell had approximately $6.1 billion in assets under management.

Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Sub-Advisor to the Touchstone Mid Cap Fund and one of the three Sub-Advisors to the Touchstone Small Cap Value Opportunities Fund (the "Touchstone TIP Funds"). Prior to May 7, 2004, Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment advisor to the Turner Small Cap Value Opportunities Fund. As sub-advisor, TIP makes investment decisions for the Touchstone TIP Funds and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2007, TIP had approximately $29 billion in assets under management.

Sands Capital Management, LLC ("Sands Capital Management") located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as Sub-Advisor to the Touchstone Sands Capital Select Growth Fund. As Sub-Advisor, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2007, Sands Capital Management had approximately $20.6 billion in assets under management.

For its services as investment Sub-Advisor to the Touchstone Sands Capital Select Growth Fund, Sands Capital Management is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.50% on the value of the first $100 million, and 0.45% on the value of assets above that amount. The sub-advisory fee paid to Sands Capital Management can increase or decrease depending on the Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Related performance information for Sands Capital Management


Sands Capital Management has substantial experience in managing investment companies and other accounts that focus on growth companies. The table below is designed to show you how a composite of similar growth equity accounts managed by Sands Capital Management performed over various periods in the past. The accounts comprising the Sands Tax-Exempt Institutional Equity Composite (the "Sands Composite") have investment objectives, policies and principal investment strategies that are substantially similar to those of the Sands Capital Select Growth Fund. The performance information is calculated in accordance with CFA Institute (formerly, AIMR) standards.

The table below shows the returns for the Sands Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2007. The returns of the Sands Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.


This information is designed to demonstrate the historical track record of Sands Capital Management. It does not indicate how the Sands Capital Select Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


The Sands Composite includes accounts managed by Sands Capital Management that pay lower expenses than those paid by shareholders of the Sands Capital Select Growth Fund. Higher expenses reduce returns to investors. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter (!) of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital Management.

Average Annual Returns as of December 31, 2007
                                                                     Sands         Russell 1000
                                                                   Composite       Growth Index
--------------------------------------------------------------------------------------------------------
1 Year                                                               19.15%            11.81%
3 Years                                                               7.50%             8.68%
5 Years                                                              15.32%            12.10%
10 Years                                                              8.78%             3.83%
--------------------------------------------------------------------------------------------------------

Average Annual Returns - 1992 to 2007 as of December 31, 2007
                                                                     Sands         Russell 1000
                                                                   Composite       Growth Index
--------------------------------------------------------------------------------------------------------
2007                                                                 19.15%            11.81%
2006                                                                 -5.68%             9.07%
2005                                                                 10.53%             5.26%
2004                                                                 20.53%             6.30%
2003                                                                 36.26%            29.75%
2002                                                                -27.24%           -27.88%
2001                                                                -15.79%           -20.42%
2000                                                                -18.38%           -22.42%
1999                                                                 47.57%            33.16%
1998                                                                 54.11%            38.71%
1997                                                                 30.22%            30.49%
1996                                                                 38.12%            23.12%
1995                                                                 42.31%            37.19%
1994                                                                  3.21%             2.66%
1993                                                                 -0.35%             2.90%
1992                                                                  5.76%             5.00%
--------------------------------------------------------------------------------------------------------

Diamond Hill Capital Management, Inc. ("Diamond Hill"), an SEC-registered advisor located at 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215, began serving as one of the three Sub-Advisors to the Touchstone Small Cap Value Opportunities Fund effective January 17, 2006. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As Sub-Advisor, Diamond Hill makes investment decisions for that portion of the Touchstone Small Cap Value Opportunities Fund's investment portfolio for which it is responsible. Diamond Hill also ensures compliance with the Touchstone Small Cap Value Opportunities Fund's investment policies and guidelines with respect to those assets for which it is responsible. As of December 31, 2007, Diamond Hill had approximately $4.4 billion in assets under management.

James Investment Research, Inc., ("JIR"), an SEC- registered advisor located at 1349 Fairground Road, Xenia, OH 45385, began serving as one of the three Sub-Advisors to the Touchstone Small Cap Value Opportunities Fund effective June 20, 2007. As a sub-advisor, JIR makes investment decisions for that portion of the Fund's investment portfolio for which it is responsible. JIR also ensures compliance with the Fund's investment policies and guidelines with respect to those assets for which it is responsible. As of December 31, 2007, JIR had approximately $2.2 billion in assets under management.

Sub-Advisory Fees

The fee paid by Touchstone Advisors to each sub-advisor during the Fund's most recent fiscal year, based on the average daily net assets of the Fund at an annualized rate, (and the fee to be paid to JIR for the Small Cap Value Opportunities Fund during the current fiscal year) is shown in the table below:

Name of Fund                                                 Annual Fee Rate

Touchstone Diversified Small Cap Value Fund - Clover Capital          0.45%
Touchstone Mid Cap Fund - TIP                                         0.50%
Touchstone Short Duration Fixed Income Fund - Chartwell               0.125%
Touchstone Small Cap Value Opportunities Fund
   TIP                                                                0.525%
   Diamond Hill                                                       0.55%
   JIR                                                                0.50%
Touchstone Ultra Short Duration Fixed Income Fund - Chartwell         0.125%
Touchstone Value Opportunities Fund - Clover Capital*                 0.37%
--------------------------------------------------------------------------------

* The Board of Trustees approved a change to the Fund's sub-advisory fee schedule, effective February 21, 2008. Under the previous schedule Touchstone Advisors paid Clover Capital a fee of 0.37% of the Fund's average daily net assets. Under the new schedule Touchstone Advisors pays Clover Capital a fee of 0.37% on the first $105 million of the Fund's average daily net assets and 0.35% on assets in excess of $105 million.

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2008 Semiannual Report.


Portfolio Managers

The Touchstone Diversified Small Cap Value Fund is managed by Michael Jones, Lawrence Creatura and Stephen Gutch. The Touchstone Mid Cap Fund is managed by Thomas DiBella and Steven Gold. The Touchstone Sands Capital Select Growth Fund is managed by David E. Levanson, Frank Sands, Jr. and Frank Sands, Sr. The Touchstone Small Cap Value Opportunities Fund is managed by Thomas DiBella and Steven Gold for TIP, Ric Dillon and Thomas Schindler for Diamond Hill and an investment committee of JIR, which consists of seven people. The Touchstone Short Duration Fixed Income Fund and Touchstone Ultra Short Duration Fixed Income Fund are managed by the team of Christine Williams, Paul Matlack and Andrew Toburen. The Touchstone Value Opportunities Fund is managed by Michael Jones, Mathew Kaufler and Paul Spindler. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.

Clover Capital Management, Inc.


Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. He has investment experience dating back to 1994.

Stephen K. Gutch, CFA, Portfolio Manager, joined Clover Capital in 2003. Previously he was an analyst for Continental Advisors, LLC (July 2002 to August
2003) and portfolio manager with Fulcrum Investment Group, LLC (1997 to June
2002). He has investment experience dating back to 1995.

Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital's Chief Executive Officer. He has investment experience dating back to 1979.

Matthew P. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. He has investment experience dating back to 1986.

Paul W. Spindler, CFA, Porfolio Manager, joined Clover Capital in 1988. He has investment experience dating back to 1988.

Sands Capital Management, LLC

David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2003. He previously had been a Research Analyst with Sands Capital from 1992 to 1994. He has investment experience dating back to 1990.

Frank M. Sands, Jr., CFA, President, Director of Research and Senior Portfolio Manager, joined Sands Capital Management in June 2000. He has investment experience dating back to 1994.

Frank M. Sands, Sr., CFA, CEO, Chief Investment Officer and Senior Portfolio Manager, co-founded Sands Capital Management, in 1992. He has investment experience dating back to 1969.

Turner Investment Partners, Inc.

Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of Turner Investment Management, LLC, a subsidiary of TIP. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. Mr. DiBella has investment experience dating back to 1983 and has managed the Fund since its inception in March 2002.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined Turner Investment Management LLC, a subsidiary of TIP, in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. Mr. Gold has investment experience dating back to 1985 and has managed the Fund since 2007.

Diamond Hill Capital Management, Inc.

Ric Dillon, CFA, President and Chief Investment Officer, joined Diamond Hill in 2000. He has investment experience dating back to 1978.

Thomas Schindler, CFA, Portfolio Manager & Analyst, joined Diamond Hill in 2000. He has investment experience dating back to 1997.

Chartwell Investment Partners

Christine Williams, Partner, Senior Portfolio Manager, joined Chartwell in September 1997. She has investment experience dating back to 1989.

Andrew S. Toburen, CFA, Principal, Senior Portfolio Manager, joined Chartwell in June 1999. Previously, he was an Analyst with Nomura Corporate Research & Asset Management in New York. He received a B.A. in Economics from Yale University and a M.B.A. in Finance from Cornell University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Paul A. Matlack, CFA, Senior Portfolio Manager, joined Chartwell in September 2003. Prior to joining Chartwell, he was a Principal and Senior Portfolio Manager for Turner Investment Partners. Previous employment included Delaware Investment Advisers. He is a member of the Financial Analysts of Philadelphia and the Association for Investment Management & Research.

James Investment Research, Inc.

The Small Cap Value Opportunities Fund will be managed by an investment committee of JIR, which consists of seven members. The investment committee makes the investment decisions, and is primarily responsible for the day-to-day management of the portfolio. Portfolio managers rotate through various positions to ensure depth of skills and familiarity with the product. The members of the Investment Committee are:


Dr. Frank James, Ph.D., is the Founder and Chairman of JIR and team leader of the investment committee. Dr. James earned his Ph.D. from Rensselaer Polytechnic Institute in 1967. Dr. James was formerly in charge of the graduate management program and a professor of Management and Statistics at the Air Force Institute of Technology. His current responsibilities include overseeing the JIR's investment management and research.

Barry R. James, CFA, CIC, is President of JIR and a portfolio manager. He is a principal officer of the James Advantage Funds. He received his undergraduate degree from The United States Air Force Academy and his Master's Degree from Boston University. He joined JIR in its beginning years before a tour of duty as an officer with the United States Air Force. He returned to JIR in 1986. Mr. James currently oversees the management of JIR.


Ann M. Shaw, CFP, joined JIR in 1978 and is the Chief Operating Officer and a portfolio manager. She is involved in security analysis and client service. Ms. Shaw received her Bachelor's Degree from Capital University.

Thomas L. Mangan joined JIR in 1994 and is a Senior Vice President and a portfolio manager. Mr. Mangan is also a principal officer of the James Advantage Funds. He is a graduate of The Ohio State University and earned his MBA from The University of Notre Dame in 1974. Mr. Mangan has over 30 years of experience in trading and portfolio management, including positions in New York, London and Chicago. He is a CMFC and has been an adjunct professor in the Finance Department at Wright State University since 2000.


David W. James, CFA, joined JIR in 1981 and is a Senior Vice President of Research and a portfolio manager. His responsibilities include research projects and statistical analysis. Mr. James studied computer science and statistics at Florida State University and Wright State University.


R. Brian Culpepper joined JIR in 1995 and is a portfolio manager. Mr. Culpepper is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio, where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005 and is a CMFC.

Brian Shepardson, CFA, CIC, joined JIR in 1999. He is a portfolio manager and is involved in equity and fixed income research. Mr. Shepardson obtained his BBA from the University of Cincinnati in 1996, holds a CFA charter and is a CMFC.


SHARE CLASS OFFERINGS. Each Fund currently offers the following classes of shares. The Funds' Class A, Class C and Class Y shares are offered in a separate prospectus. For information about the Class A shares, the Class C shares and the Class Y shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407 or call your financial advisor.

                                                Class A           Class C          Class Y           Class Z
-------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund                   X                 X                                  X
Mid Cap Fund                                       X                 X                X                 X
Sands Capital Select Growth Fund                                                      X                 X
Short Duration Fixed Income Fund                                                                        X
Small Cap Value Opportunities Fund                 X                 X                                  X
Ultra Short Duration Fixed Income Fund                                                                  X
Value Opportunities Fund                           X                 X                                  X
-------------------------------------------------------------------------------------------------------------------


Shareholder Servicing Plan


The Trust has adopted a shareholder services plan with respect to the Class Z shares of the Diversified Small Cap Value Fund, the Mid Cap Fund, the Sands Capital Select Growth Fund, the Short Duration Fixed Income Fund, the Small Cap Value Opportunities Fund, the Ultra Short Duration Fixed Income Fund and the Value Opportunities Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.


The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations ("Service Providers") who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions;
(ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations.

Dealer Compensation

Touchstone Securities, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares


Class Z shares are sold at Net Asset Value ("NAV"), without an initial sales charge and may be subject to a shareholder service fee.

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in this prospectus). Class Z shares are not available directly from Touchstone and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone.


Please read this Prospectus carefully and then determine how much you want to invest. Purchases may be made directly from Touchstone, or through your financial advisor. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.


(!) INVESTOR ALERT: Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

Minimum Investment Requirements


                                                      Initial         Additional
                                                    Investment        Investment
--------------------------------------------------------------------------------
Regular Account                                        $2,500           $  50
Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")    $1,000           $  50
Investments through the Automatic Investment Plan      $  100           $  50
--------------------------------------------------------------------------------


(!) INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.


Opening an Account


Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.


o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.


o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

By exchange

o Class Z shares may be exchanged into any other existing Touchstone Class Z Fund at NAV or any Touchstone Class A Fund at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund - Institutional Class.

o     You do not have to pay an exchange fee for your exchange.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for Fund before making an exchange of your Fund shares.

Through retirement plans

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

o     403(b)(7) Custodial Accounts

Employer Sponsored Retirement Plans

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

* SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a processing organization


You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then there could be a delay as to when the purchase or sales order is received for processing. When shares are purchased this way, there may be various differences. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf


o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.


o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Pricing of Purchases


We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

Adding to Your Account

By check

o Complete the investment form provided at the bottom of a recent account statement.


o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.


o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.


Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares


You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.


By telephone

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.


o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

By mail

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

By wire

o     Complete the appropriate information on the investment application.


o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.


o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

Through a systematic withdrawal plan

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

Through your financial advisor or processing organization

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

(!) INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy


Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.


Householding Policy

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.


FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.


LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may also incur transaction and brokerage costs when they sell the securities.


Pricing of Fund Shares


Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.


The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.


Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.


* SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Ultra Short Duration Fixed Income Fund and the Short Duration Fixed Income Funds declare investment income daily and distribute it monthly as a dividend to shareholders. The Value Opportunities Fund, Diversified Small Cap Value Fund and the Sands Capital Select Growth Funds distribute their income, if any, quarterly as a dividend to shareholders. The Mid Cap Fund and the Small Cap Value Opportunities Funds distribute their income annually, if any, as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.


Tax Information

DISTRIBUTIONS. The Fund may make distributions of dividends that may be taxed at different rates depending on the length of time a Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.


ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.


LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION
For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

The tables that follow present performance information about Class Z shares of the Funds, including the time period during which certain of the Funds were part of the Turner Funds and Pitcairn Funds. The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the years ended September 30, 2007 and 2006; and for the year ended September 30, 2003 for the Touchstone Diversified Small Cap Value Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Small Cap Value Opportunities Fund, Touchstone Ultra Short Duration Fixed Income Fund and Touchstone Value Opportunities Fund were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst and Young LLP, along with each Fund's financial statements and related notes, appears in the 2007 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

DIVERSIFIED SMALL CAP VALUE FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   25.10      $   27.63         $   23.76      $   19.23      $   15.20
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                            (0.03)         (0.12)            (0.14)         (0.01)          0.01
   Net realized and unrealized gains on investments         2.27           2.12              4.01           4.57           4.04
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.24           2.00              3.87           4.56           4.05
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                       --             --                --          (0.03)         (0.02)(A)
   Distributions from net realized gains                   (7.79)         (4.53)               --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (7.79)         (4.53)               --          (0.03)         (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   19.55      $   25.10         $   27.63      $   23.76      $   19.23
===============================================================================================================================
Total return                                                9.12%          8.47%            16.29%         23.72%         26.66%
===============================================================================================================================
Net assets at end of year (000's)                      $ 177,996      $ 259,279         $ 450,011      $ 540,278      $ 394,946
===============================================================================================================================
Ratio of net expenses to average net assets                 1.43%          1.32%(B)          1.23%          1.22%          1.27%
Ratio of gross expenses to average net assets               1.43%          1.32%             1.23%          1.22%          1.27%
Ratio of net investment income (loss) to average net
   assets                                                  (0.08%)        (0.37%)           (0.48%)        (0.09%)         0.08%
Portfolio turnover rate                                       79%            98%               78%            61%            52%

(A)   Includes return of capital of $0.004.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.31%.

MID CAP FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------
                                                                             YEAR            PERIOD
                                                                             ENDED            ENDED
                                                                           SEPT. 30,        SEPT. 30,
                                                                             2007            2006(A)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                  $        15.26   $        16.73
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                          0.09             0.01
   Net realized and unrealized gains (losses) on investments                      2.62            (1.48)
-------------------------------------------------------------------------------------------------------
Total from investment operations                                                  2.71            (1.47)
-------------------------------------------------------------------------------------------------------
Dividends from net investment income                                             (0.12)              --
-------------------------------------------------------------------------------------------------------
Net asset value at end of period                                        $        17.85   $        15.26
=======================================================================================================
Total return                                                                     17.84%           (8.79%)(B)
=======================================================================================================
Net assets at end of period (000's)                                     $       15,203   $          350
=======================================================================================================
Ratio of net expenses to average net assets                                       1.14%            1.16%(C)(D)
Ratio of gross expenses to average net assets                                     1.25%            1.82%(C)
Ratio of net investment income (loss) to average net assets                      (0.12%)           0.63%(C)
Portfolio turnover rate                                                            193%             323%

(A) Represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

(B)   Not annualized

(C)   Annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.15%.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $   7.57      $   7.80      $   6.80      $   6.13         $   4.81      $   5.55
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                             (0.09)        (0.05)        (0.03)        (0.06)           (0.04)(B)     (0.04)
   Net realized and unrealized gains
      (losses) on investments                       1.60         (0.18)         1.03          0.73             1.36         (0.70)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.51         (0.23)         1.00          0.67             1.32         (0.74)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $   9.08      $   7.57      $   7.80      $   6.80         $   6.13      $   4.81
=================================================================================================================================
Total return                                       19.95%        (2.95%)       14.71%        10.93%(C)        27.44%       (13.33%)
=================================================================================================================================
Net assets at end of period (000s)              $380,025      $365,390      $162,999      $ 70,027         $ 43,878      $ 32,818
=================================================================================================================================
Ratio of net expenses to average net assets         1.29%         1.35%         1.36%         1.20%(D)         1.17%         1.16%
Ratio of gross expenses to average net assets       1.35%         1.48%         1.44%         1.35%(D)         1.45%         1.43%
Ratio of net investment loss to average net
   assets                                          (0.92%)       (0.99%)       (0.84%)       (0.95%)(D)       (0.81%)       (0.69%)
Portfolio turnover rate                               24%           24%           24%           11%(D)           28%           24%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Based on average shares outstanding.

(C)   Not annualized.

(D)   Annualized.

SHORT DURATION FIXED INCOME FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $    9.76      $    9.87         $   10.04      $   10.14      $   10.24
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                    0.45           0.38              0.31           0.28           0.17(A)
   Net realized and unrealized gains (losses) on
      investments                                           0.05          (0.07)            (0.10)         (0.10)          0.05
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.50           0.31              0.21           0.18           0.22
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.45)         (0.42)            (0.38)         (0.28)         (0.25)
   Distributions from net realized gains                      --             --                --             --          (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.45)         (0.42)            (0.38)         (0.28)         (0.32)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $    9.81      $    9.76         $    9.87      $   10.04      $   10.14
===============================================================================================================================
Total return                                                5.19%          3.23%             2.12%          1.84%          2.15%
===============================================================================================================================
Net assets at end of year (000's)                      $  59,192      $  76,090         $ 112,833      $ 172,213      $ 252,772
===============================================================================================================================
Ratio of net expenses to average net assets                 0.74%          0.72%             0.61%          0.46%          0.41%
Ratio of gross expenses to average net assets               0.82%          0.74%             0.66%          0.60%          0.62%
Ratio of net investment income to average net assets        4.62%          3.97%             3.18%          2.49%          1.65%
Portfolio turnover rate                                       21%            10%               46%            84%           200%

(A)   Based on average shares outstanding.

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   18.94      $   18.35         $   16.21      $   12.72      $    9.27
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                            (0.02)         (0.08)             0.02          (0.04)         (0.01)
   Net realized and unrealized gains on investments         2.05           0.96              3.76           3.75           3.47
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.03           0.88              3.78           3.71           3.46
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                       --          (0.02)               --             --          (0.01)
   Distributions from net realized gains                   (0.49)         (0.27)            (1.64)         (0.22)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.49)         (0.29)            (1.64)         (0.22)         (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   20.48      $   18.94         $   18.35      $   16.21      $   12.72
===============================================================================================================================
Total return                                               10.77%          4.84%            24.32%         29.36%         37.29%
===============================================================================================================================
Net assets at end of year (000s)                       $ 204,027      $ 249,431         $  74,235      $  14,533      $   5,740
===============================================================================================================================
Ratio of net expenses to average net assets                 1.58%          1.63%(A)          1.46%          1.45%          1.40%
Ratio of gross expenses to average net assets               1.71%          1.65%             2.04%          1.82%          3.64%
Ratio of net investment income (loss) to average net
   assets                                                  (0.01%)        (0.43%)            0.29%         (0.23%)        (0.26%)
Portfolio turnover rate                                      127%            99%              193%           272%           245%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.

ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   10.06      $   10.08         $   10.12      $   10.17      $   10.23
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                    0.53           0.44              0.30           0.21           0.08(A)
   Net realized and unrealized gains (losses)
      on investments                                        0.01          (0.02)            (0.03)         (0.05)          0.06
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.54           0.42              0.27           0.16           0.14
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.52)         (0.44)            (0.31)         (0.21)         (0.19)
   Distributions from net realized gains                      --             --                --             --          (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.52)         (0.44)            (0.31)         (0.21)         (0.20)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   10.08      $   10.06         $   10.08      $   10.12      $   10.17
===============================================================================================================================
Total return                                                5.48%          4.28%             2.67%          1.63%          1.40%
===============================================================================================================================
Net assets at end of year (000s)                       $ 146,045      $ 173,716         $ 305,222      $ 391,934      $ 462,567
===============================================================================================================================
Ratio of net expenses to average net assets                 0.69%          0.69%             0.59%          0.46%          0.41%
Ratio of gross expenses to average net assets               0.75%          0.69%             0.62%          0.58%          0.62%
Ratio of net investment income to average net
   assets                                                   5.25%          4.30%             2.93%          2.08%          0.78%
Portfolio turnover rate                                       26%            38%               68%            44%           222%

(A)   Based on average shares outstanding.

VALUE OPPORTUNITIES FUND - CLASS Z

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   18.89      $   19.00         $   16.51      $   14.18      $   11.71
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                    0.18           0.10              0.04           0.06           0.05
   Net realized and unrealized gains on investments         2.52           1.38              3.90           2.84           2.47
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.70           1.48              3.94           2.90           2.52
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.18)         (0.10)            (0.04)         (0.06)         (0.05)
   Distributions from net realized gains                   (3.58)         (1.49)            (1.41)         (0.51)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (3.76)         (1.59)            (1.45)         (0.57)         (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   17.83      $   18.89         $   19.00      $   16.51      $   14.18
===============================================================================================================================
Total return                                               15.83%          8.35%            24.83%         20.75%         21.61%
===============================================================================================================================
Net assets at end of year (000s)                       $ 106,912      $ 100,038         $ 171,251      $  59,714      $  46,673
===============================================================================================================================
Ratio of net expenses to average net assets                 1.12%          1.19%(A)          1.13%          1.08%          1.13%
Ratio of gross expenses to average net assets               1.17%          1.19%             1.13%          1.08%          1.13%
Ratio of net investment income to average net assets        1.03%          0.49%             0.24%          0.39%          0.43%
Portfolio turnover rate                                       62%            80%               75%            55%            67%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.18%.

TOUCHSTONE INVESTMENTS*


DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.touchstoneinvestments.com


INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203


TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407


* A Member of Western & Southern Financial Group(R)

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds, and Touchstone Select.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.


ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.


Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                                                                February 1, 2008


PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST


Touchstone Clover Core Fixed Income Fund




The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Prospectus                                                      February 1, 2008


Touchstone Investments


Touchstone Clover Core Fixed Income Fund

The Touchstone Clover Core Fixed Income Fund (the "Fund") is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors has selected Clover Capital Management, Inc. (the "Sub-Advisor" or "Clover Capital") to manage the Fund's investments on a daily basis.

Table of Contents

                                                                            Page

Clover Core Fixed Income Fund

Investment Strategies and Risks

The Fund's Management

Investing with Touchstone

Distributions and Taxes

Financial Highlights
--------------------------------------------------------------------------------

The Fund's Investment Goal


The Touchstone Clover Core Fixed Income Fund seeks high current income consistent with reasonable risk to capital.


Its Principal Investment Strategies


The Touchstone Clover Core Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities consisting of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association ("GNMA"). Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Investment grade fixed income securities include securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, Clover Capital, to be of comparable quality.


In selecting investments for the Fund, Clover Capital chooses fixed income securities of issuers that it believes will offer attractive income potential with a reasonable level of risk. Clover Capital invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative market values of the sectors in which the Fund invests. In assessing the relative market values of these sectors, Clover Capital generally considers whether the securities included within a sector are selling at a discount to their perceived market value.

Clover Capital does not attempt to forecast interest rate changes, and the securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Fund's average duration will typically be between four and six years. Clover Capital generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative market values of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

The Key Risks

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated (e.g., rated BB or lower by S&P, or Ba or lower by Moody's) securities is even greater than that of higher-rated (e.g., rated BBB or higher by S&P, or Baa or higher by Moody's) securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the price sensitivity of fixed income securities for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.


This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class I shares for each of the last 10 calendar years.(1) The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Touchstone Clover Core Fixed Income Fund - Class I Total Return


1998    1999    2000   2001    2002   2003   2004   2005   2006   2007

7.91%  -1.95%  12.29%  7.33%  10.28%  1.70%  3.78%  2.41%  3.19%  6.50%


                                                       Best Quarter:
                                                       3rd Quarter 2002   4.59%

                                                       Worst Quarter:
                                                       2nd Quarter 2004   -2.53%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Fixed Income Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized into the Constellation Clover Core Fixed Income Fund. On November 20, 2006 the Constellation Clover Core Fixed Income Fund was renamed the Touchstone Clover Core Fixed Income Fund. Clover Capital remained as the sub-advisor after the change.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
For the period ended December 31, 2007

                                                              1 Year   5 Years   10 Years
----------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund - Class I
Return Before Taxes                                            6.50%    3.50%      5.27%
Return After Taxes on Distributions                            4.75%    1.82%      3.26%
Return After Taxes on Distributions and Sale of Fund Shares    4.18%    2.05%      3.30%
Lehman Brothers Aggregate Bond Index(1)                        6.97%    4.42%      5.97%
----------------------------------------------------------------------------------------

(1) The Lehman Brothers Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses


This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.


             Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                                    Up to $15
--------------------------------------------------------------------------------


        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                        0.45%
Distribution and/or Shareholder Services Fees                          None
Other Expenses                                                         0.54%
Total Annual Fund Operating Expenses                                   0.99%
Less Fee Waiver and/or Expense Reimbursement(1)                        0.14%
Net Expenses(2)                                                        0.85%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 0.85% . This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.40%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund.. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(2) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class I shares for the fiscal year ended September 30, 2007 were 0.87%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                   $   87
3 Years                                                                  $  301
5 Years                                                                  $  533
10 Years                                                                 $1,200
--------------------------------------------------------------------------------

Can the Fund Depart From its Normal Investment Strategies?

In addition to the investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

The Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's goal. This defensive investing may increase the Fund's taxable income. The Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Fund will achieve its investment goal.


Portfolio Composition


The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of this 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

What are the Principal Risks of Investing in the Fund?

Fixed Income Risk. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

Call Risk. During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause the Fund's average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

Credit Risk. An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Fund holds bonds of multiple issuers.

Event Risk. Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Fund holds bonds of multiple issuers.

Mortgage-Backed Securities. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities Risk. Although the Fund's U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Manager of Managers Risk. The Advisor engages a sub-advisor to make investment decisions on its behalf for the Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Portfolio Turnover. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

What are Some of the Other Risks of Investing in the Fund?

Derivatives. The Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for the Fund;


      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;


      o To enhance the Fund's potential gain in non-hedging or speculative situations; or


      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.


A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

Exchange-Traded Funds. The Fund may invest in shares of exchange-traded funds
(ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

Where Can I Find Information About the Fund's Portfolio Holdings Disclosure Policies?

A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund's website at www.touchstoneinvestments.com.


Investment Advisor


Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2007, Touchstone Advisors had approximately $8.3 billion in assets under management. As the Fund's Advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund's sub-advisor, subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:


o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service


Touchstone Advisors will also continually monitor the Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with the Sub-Advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of the Fund will be notified of any changes in its Sub-Advisory arrangements.

For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 0.45% of its average daily net assets.

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's "Net Expenses" to 0.85%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month. These fee waivers and expense reimbursements will become effective on March 2, 2008 and will remain in effect until January 31, 2009. For contractual fee waiver agreement information prior to March 2, 2008, see the expense table for the Fund located in the front part of this prospectus.


Sub-Advisors


Clover Capital Management, Inc., ("Clover Capital") an SEC-registered advisor located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as Sub-Advisor to the Touchstone Clover Core Fixed Income Fund. As Sub-Advisor, Clover Capital makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2007, Clover Capital had approximately $2.5 billion in assets under management. The fee paid by Touchstone Advisors to Clover Capital during the Fund's most recent fiscal year, based on the average daily net assets of the Fund at an annualized rate, was 0.225%.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements can be found in the Trust's March 31, 2008 Semiannual Report.


Portfolio Managers


The Touchstone Clover Core Fixed Income Fund is managed by John Garnish and Joseph Cerqua. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.

Joseph P. Cerqua, CFA, Portfolio Manager and Fixed Income Analyst, joined Clover Capital in 1995. He has investment experience dating back to 1995.

John F. Garnish, CFA, Portfolio Manager, joined Clover Capital in 2004. Prior to 2004, he was fixed income portfolio manager of the pension and insurance assets at Dow Chemical, and portfolio manager of separately managed accounts at First Boston. He has investment experience dating back to 1986.

Class I Shares

Class II shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.


CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares


Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Fund.


For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

(!) INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)


                                                          Initial    Additional
                                                        Investment   Investment
--------------------------------------------------------------------------------
Regular Account                                           $2,500         $50
Retirement Account or Custodial Account under
  the Uniform Gifts/Transfers to Minors Act ("UGTMA")     $1,000         $50
Investments through the Automatic Investment Plan         $  100         $50
--------------------------------------------------------------------------------

(!) INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.


Investing in the Fund


By mail or through your financial advisor

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.


o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202.


o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

By exchange


o Class I shares may be exchanged into any Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.


o     You do not have to pay any exchange fee for your exchange.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

Through retirement plans


You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.


Individual Retirement Plans

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

o     403(b)(7) Custodial Accounts

Employer Sponsored Retirement Plans

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

* SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a processing organization


You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then there could be a delay as to when the purchase or sales order is received for processing. When shares are purchased this way, there may be various differences. The Authorized Processing Organization may:


o     Charge a fee for its services

o     Act as the shareholder of record of the shares

o     Set different minimum initial and additional investment requirements

o     Impose other charges and restrictions


o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.


o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Pricing of Purchases


We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.


Adding to Your Account

By check

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.


o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.


o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.


o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.


By exchange

o You may add to your account by exchanging shares from an unaffiliated mutual fund or from another Touchstone Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

Purchases with Securities

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options


The various ways that you can automatically invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund.


DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares


You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.


By telephone

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

By mail

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

By wire

o     Complete the appropriate information on the investment application.


o You may be charged a fee by the Fund or the Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.


o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

Through a systematic withdrawal plan

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

Through your financial advisor or processing organization

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

(!) INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy


Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon their request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will they enter into any such arrangements in the future.


Householding Policy


The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.


Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.


FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.


LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may also incur transaction and brokerage costs when they sell the securities.


Pricing of Fund Shares


The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:


o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.


Although investing in foreign securities is not a principal investment strategy of the Fund, any foreign securities held by the Fund will be priced as follows:


o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.


o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Fund may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.


* SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.


The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund declares investment income daily and distributes it monthly as a dividend to shareholders.

The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.


Tax Information


DISTRIBUTIONS. The Fund may make distributions of dividends that may be taxed at different rates depending on the length of time the Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.


LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

The tables that follow present performance information about Class I shares of the Fund, including the time period during which the Fund was part of the Turner Funds. The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the Fund for the years ended September 30, 2007 and 2006; and for the year ended September 30, 2003, were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the 2007 Annual Report for the Fund. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

CLOVER CORE FIXED INCOME FUND - CLASS I

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $    9.58      $    9.94         $   10.27      $   10.40      $   10.55
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                    0.45           0.39              0.42           0.43           0.45
   Net realized and unrealized losses on investments       (0.07)         (0.12)            (0.19)         (0.13)         (0.10)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.38           0.27              0.23           0.30           0.35
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.45)         (0.40)            (0.42)         (0.43)         (0.47)
   Distributions from net realized gains                      --          (0.23)            (0.14)            --          (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.45)         (0.63)            (0.56)         (0.43)         (0.50)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $    9.51      $    9.58         $    9.94      $   10.27      $   10.40
===============================================================================================================================
Total return                                                4.07%          2.87%             2.27%          2.97%          3.37%
===============================================================================================================================
Net assets at end of year (000's)                      $  19,485      $  21,689         $  26,166      $  32,334      $  43,391
===============================================================================================================================
Ratio of net expenses to average net assets                 0.87%          0.91%(A)          0.80%          0.80%          0.78%
Ratio of gross expenses to average net assets               0.99%          0.95%             0.86%          0.85%          0.87%
Ratio of net investment income to average net assets        4.72%          4.13%             3.91%          3.94%          4.25%
Portfolio turnover rate                                       71%            62%               70%            45%            46%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%.

TOUCHSTONE INVESTMENTS*


DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.touchstoneinvestments.com


INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203


TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407


*     A Member of Western & Southern Financial Group(R)

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group(R):
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Fund, the following documents are available free upon request:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.


ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Fund's Financial Reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:


Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407


The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                                                                FEBRUARY 1, 2008

PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST
Touchstone Diversified Growth Fund
Touchstone Diversified Value Fund
Touchstone Family Heritage(R) Fund
Touchstone Small Cap Fund
Touchstone Pitcairn Taxable Bond Fund
Touchstone Tax-Exempt Bond Fund

[LOGO] TOUCHSTONE
       INVESTMENTS

The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Multiple Classes of Shares are offered in this Prospectus.

PROSPECTUS                                                      FEBRUARY 1, 2008

TOUCHSTONE INVESTMENTS

TOUCHSTONE DIVERSIFIED GROWTH FUND

TOUCHSTONE DIVERSIFIED VALUE FUND

TOUCHSTONE FAMILY HERITAGE(R) FUND

TOUCHSTONE SMALL CAP FUND

TOUCHSTONE PITCAIRN TAXABLE BOND FUND

TOUCHSTONE TAX-EXEMPT BOND FUND

Each fund is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors has selected Pitcairn Investment Management ("Pitcairn" or the "Sub-Advisor") to manage each Fund's investments on a daily basis.

TABLE OF CONTENTS

                                                                            PAGE

Diversified Growth Fund
Diversified Value Fund
Family Heritage(R) Fund
Small Cap Fund
Pitcairn Taxable Bond Fund
Tax-Exempt Bond Fund
Investment Strategies and Risks
The Funds' Management
Choosing a Class of Shares
Distribution Arrangements
Investing with Touchstone
Distributions and Taxes
Financial Highlights
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Diversified Growth Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Diversified Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks issued by companies that the sub-advisor, Pitcairn, believes have above average earnings or revenue growth potential. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in seeking to achieve its investment goal.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called growth stocks, in Pitcairn's judgment, should increase over time if earnings and/or revenue growth targets are met or exceeded. Pitcairn generally considers selling a security when it reaches a target price, when earnings or revenue growth targets are not met, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in stocks of growth companies that have market capitalizations in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of growth stock investing is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations.(1) The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Diversified Growth Fund - Class A Total Return

[BAR CHART]

 2001     2002     2003   2004   2005   2006   2007

-17.70%  -31.30%  26.93%  8.22%  1.24%  8.92%  7.98%

                                            Best Quarter
                                            4th Quarter 2001    15.58%

                                            Worst Quarter
                                            2nd Quarter 2002   -19.30%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Growth Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Growth Fund was reorganized into the Constellation Pitcairn Diversified Growth Fund. On November 20, 2006 the Constellation Pitcairn Diversified Growth Fund was renamed the Touchstone Diversified Growth Fund. Pitcairn remained the sub-advisor after this name change.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2007

Touchstone Diversified Growth Fund - Class A
                                                                                    Since Inception(1)
                                                              1 Year   5 Years(1)        (8/4/00)
------------------------------------------------------------------------------------------------------

Return Before Taxes                                            1.81%      9.04%           -5.46%
Return After Taxes on Distributions                            1.79%      9.00%           -5.49%
Return After Taxes on Distributions and Sale of Fund Shares    1.18%      7.84%           -4.52%
Russell 1000 Growth Index(2)                                  11.81%     12.10%           -3.22%
------------------------------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class A shares include performance of the Fund that was achieved prior to the creation of Class A shares (November 20, 2006), which is the same as the performance for Class II shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A shares, which includes a 0.25% 12b-1 fee.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

              Shareholder Fees
  (fees paid directly from your investment)                        Class A
--------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                   5.75%(1)
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)                            None(2)
Wire Redemption Fee                                                Up to $15
--------------------------------------------------------------------------------
        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                         0.70%
Distribution and/or Shareholder Services Fees                           0.25%
Other Expenses                                                          0.27%
Total Annual Fund Operating Expenses(3)                                 1.22%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Other Expenses" and "Distribution and/or Shareholder Services Fees" to 0.40%. This expense limitation will remain in effect until at least March 1, 2008. After March 1, 2008, Touchstone Advisors has agreed to voluntarily limit the net expenses of the Fund to 1.10%. This expense limitation may be discontinued at any time without notice. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                    $  692
3 Years                                                                   $  940
5 Years                                                                   $1,207
10 Years                                                                  $1,967
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Diversified Value Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Diversified Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Pitcairn, believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in seeking to achieve its investment goal.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. Dividend income is a consideration incidental to the Fund's investment goal. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is subject to the risk that its primary market segment, investments in stocks issued by companies that have market capitalizations in excess of $1.5 billion, may underperform other market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations.(1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Diversified Value Fund - Class A Total Return

[BAR CHART]

 2001    2002     2003    2004   2005    2006    2007

-4.91%  -13.28%  29.04%  14.13%  4.88%  17.67%  -2.54%

                                                Best Quarter
                                                2nd Quarter 2003    17.45%

                                                Worst Quarter
                                                3rd Quarter 2002   -17.57%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Value Fund was reorganized into the Constellation Pitcairn Diversified Value Fund. On November 20, 2006 the Constellation Pitcairn Diversified Value Fund was renamed the Touchstone Diversified Value Fund. Pitcairn remained the sub-advisor after this name change.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for Class C shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2007

TOUCHSTONE DIVERSIFIED VALUE FUND - CLASS A                         Since Inception(1)
                                              1 Year   5 Years(1)       (8-4-00)
-------------------------------------------------------------------------------------

Return Before Taxes                            -8.11%       10.79%         5.16%
Return After Taxes on Distributions           -10.72%        9.36%         4.11%
Return After Taxes on Distributions
  and Sale of Fund Shares(2)                   -2.46%        9.04%         4.19%
Russell 1000 Value Index(3)                    -0.17%       14.63%         7.40%
TOUCHSTONE DIVERSIFIED VALUE FUND - CLASS C
Return Before Taxes                            -3.21%       11.30%         5.23%
Russell 1000 Value Index(3)                    -0.17%       14.63%         7.40%
-------------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class II shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

                Shareholder Fees
(fees paid directly from your investment)              Class A      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                      5.75%(1)     None
--------------------------------------------------------------------------------

Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)               None(2)      1.00%(3)
Wire Redemption Fee                                   Up to $15    Up to $15
--------------------------------------------------------------------------------

        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                            0.70%        0.70%
Distribution and/or Shareholder Services Fees              0.25%        1.00%
Other Expenses                                             0.26%        2.46%
Total Annual Fund Operating Expenses(4)                    1.21%        4.16%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit the "Other Expenses" and "Distribution and/or Shareholder Services Fees" to 0.40% for Class A shares and 1.15% for Class C shares. These expense limitations will remain in effect until at least March 1, 2008. After March 1, 2008, Touchstone Advisors has agreed to voluntarily limit the net expenses of the Fund to 1.10% for Class A shares and 1.85% for Class C shares. These expense limitations may be discontinued at any time without notice. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                     Redemption
                                                 Class A   Class C     Class C
--------------------------------------------------------------------------------
1 Year                                            $  691    $  518      $  418
3 Years                                           $  937    $1,264      $1,264
5 Years                                           $1,202    $2,124      $2,124
10 Years                                          $1,957    $4,339      $4,339
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Family Heritage(R) Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Family Heritage(R) Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies where at least 10% of the outstanding shares are owned or held by a founding family or foundation. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size in seeking to achieve its investment goal. The Fund will typically own between 50-65 stocks, which is a smaller number of stocks than diversified funds generally own.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The sub-advisor, Pitcairn, believes that family-controlled companies tend to seek high after-tax returns on investment and manage their businesses with a view toward long-term planning. Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies. The Fund produces less current income than the U.S. stock market average, in part because its portfolio companies tend to reinvest earnings in the business. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, when it no longer meets Pitcairn's family ownership criteria, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that family-controlled equity securities may underperform other equity market segments or the equity markets as a whole.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years.(1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Family Heritage(R) Fund - Class A Total Return

[BAR CHART]

 2001    2002    2003   2004  2005  2006  2007

-10.32% -17.52% 28.44% 11.38% 1.23% 7.36% 3.76%

                                                      Best Quarter
                                                      2nd Quarter 2003   17.01%

                                                      Worst Quarter
                                                      3rd Quarter 2001   -15.25%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on October 31, 1989 until August 4, 2000, the Fund was operated as a common trust fund by Pitcairn Trust Company. Performance prior to August 4, 2000 is not shown in the bar chart above. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Family Heritage(R) Fund, which was advised by Pitcairn. On August 1, 2004, the Pitcairn Family Heritage(R) Fund was reorganized into the Constellation Pitcairn Family Heritage(R) Fund. On November 20, 2006, the Constellation Pitcairn Family Heritage(R) Fund was renamed the Touchstone Family Heritage(R) Fund. Pitcairn remained the sub-advisor after this name change.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Wilshire 5000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for Class C shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2007

TOUCHSTONE FAMILY HERITAGE(R) FUND - CLASS A                         Since Inception(1)
                                               1 Year   5 Years(1)        (8/4/00)
---------------------------------------------------------------------------------------
Return Before Taxes                            -2.17%      8.74%            0.94%
Return After Taxes on Distributions            -2.24%      8.62%            0.87%
Return After Taxes on Distributions
  and Sale of Fund Shares(2)                   -1.41%      7.55%            0.78%
Wilshire 5000 Index(3)                          5.62%     14.01%            2.70%

TOUCHSTONE FAMILY HERITAGE(R) FUND - CLASS C
Return Before Taxes                             2.76%      9.19%            0.97%
Wilshire 5000 Index(3)                          5.62%     14.01%            2.70%
---------------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class II shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Wilshire 5000 Index is a widely-recognized unmanaged index of large, mid and small capitalization stocks. It represents the broadest index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

               Shareholder Fees
  (fees paid directly from your investment)      Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)               5.75%(1)       None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)         None(2)       1.00%(3)
Wire Redemption Fee                             Up to $15     Up to $15
--------------------------------------------------------------------------------

        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                 0.90%  0.90%
Distribution and/or Shareholder Services Fees   0.25%  1.00%
Other Expenses                                  0.31%  4.55%
Total Annual Fund Operating Expenses(4)         1.46%  6.45%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Other Expenses" and "Distribution and/or Shareholder Services Fees" to 0.40% for Class A shares and 1.15% for Class C shares. These expense limitations will remain in effect until at least March 1, 2008. After March 1, 2008, Touchstone Advisors has agreed to voluntarily limit the net expenses of the Fund to 1.30% for Class A shares and 2.05% for Class C shares. These expense limitations may be discontinued at any time without notice. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                      Redemption
                                                 Class A   Class C     Class C
--------------------------------------------------------------------------------
1 Year                                            $  715    $  740      $  640
3 Years                                           $1,010    $1,893      $1,893
5 Years                                           $1,327    $3,110      $3,110
10 Years                                          $2,221    $6,001      $6,001
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Small Cap Fund seeks long-term capital appreciation.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Small Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. small capitalization companies. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and typically owns both "growth" and "value" stocks.

The Fund's sub-advisor, Pitcairn, adheres to an investment philosophy which focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. Pitcairn seeks growth stocks with above average potential for growth in revenue and earnings. Pitcairn seeks value stocks with attractive valuations within their industries and market sectors, as measured by such traditional investment criteria as earnings, book value and dividend paying ability. Dividend income is a consideration incidental to the Fund's investment goal. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of small cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations.(1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Small Cap Fund - Class A Total Return

[BAR CHART]

2001    2002     2003    2004   2005    2006    2007

7.62%  -17.48%  49.85%  15.21%  0.11%  13.07%  -7.61%

                                              Best Quarter
                                              2nd Quarter 2003    21.79%

                                              Worst Quarter
                                              3rd Quarter 2002   -17.06%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 25, 2000 until August 1, 2004, the Fund operated as the Pitcairn Small Cap Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Small Cap Fund was reorganized into the Constellation Pitcairn Small Cap Fund. On November 20, 2006 the Constellation Pitcairn Small Cap Fund was renamed the Touchstone Small Cap Fund. Pitcairn remained the sub-advisor after this name change.


This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to the shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for Class C shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2007

                                                                           Since Inception(1)
                                               1 Year       5 Years(1)          (8-25-00)
TOUCHSTONE SMALL CAP FUND - CLASS A
--------------------------------------------------------------------------------------------
Return Before Taxes                            -12.92%        11.21%              7.44%
Return After Taxes on Distributions            -15.80%         9.62%              6.30%
Return After Taxes on Distributions
  and Sale of Fund Shares(2)                    -7.36%         9.50%              6.25%
Russell 2000 Index(3)                           -1.57%        16.25%              6.67%
TOUCHSTONE SMALL CAP FUND - CLASS C
Return Before Taxes                             -8.28%        11.73%              7.52%
Russell 2000 Index(3)                           -1.57%        16.25%              6.67%
--------------------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class II shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

             Shareholder Fees
(fees paid directly from your investment)                 Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                      5.75%(1)      None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)              None(2)       1.00%(3)
Wire Redemption Fee                                      Up to $15     Up to $15
--------------------------------------------------------------------------------

        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                    0.70%   0.70%
Distribution and/or Shareholder Services Fees                      0.25%   1.00%
Other Expenses                                                     0.31%   2.32%
Total Annual Fund Operating Expenses(4)                            1.26%   4.02%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Other Expenses" and "Distribution and/or Shareholder Services Fees" to 0.40% for Class A shares and 1.15% for Class C shares. These expense limitations will remain in effect until at least March 1, 2008. After March 1, 2008, Touchstone Advisors has agreed to voluntarily limit the net expenses of the Fund to 1.10% for Class A shares and 1.85% for Class C shares. These expense limitations may be discontinued at any time without notice. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Contractual Fee Waiver Agreement" for additional information. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                     Redemption
                                                 Class A   Class C     Class C
--------------------------------------------------------------------------------
1 Year                                            $  696    $  504     $  404
3 Years                                           $  952    $1,224     $1,224
5 Years                                           $1,227    $2,060     $2,060
10 Years                                          $2,010    $4,223     $4,223
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Pitcairn Taxable Bond Fund seeks income and capital appreciation consistent with prudent investment risk and liquidity.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Pitcairn Taxable Bond Fund invests in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), and U.S. and foreign corporations. Under normal market conditions, the Fund invests at least 80% of the value of its assets in fixed income securities of all types. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. The Fund's sub-advisor, Pitcairn also considers the "effective duration" of the Fund's entire portfolio when selecting securities. The Fund will typically invest its assets in the securities of a smaller number of issuers than other, more diversified funds.

Pitcairn selects securities for the Fund in order to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities the Fund owns may also have the potential for moderate price appreciation. U.S. Government Securities in which the Fund may invest include U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or which Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security.

THE KEY RISKS

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

The Fund's U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio.

The Fund is subject to the risk that its particular market segment (investment-grade fixed income securities) may underperform compared to other market segments or to the fixed income markets as a whole.

This Fund should only be purchased by investors seeking income and capital appreciation consistent with prudent investment risk and liquidity who can withstand share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in the performance (before taxes) of the Fund's Class II shares for each of the last 10 calendar years.(1) The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Pitcairn Taxable Bond Fund - Class II Total Return

[BAR CHART]

2001   2002   2003   2004   2005   2006   2007

8.02%  7.51%  5.45%  3.57%  1.01%  4.12%  6.30%

                                               Best Quarter:
                                               3rd Quarter 2001    4.47%

                                               Worst Quarter:
                                               2nd Quarter 2004   -3.04%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 31, 1988 until August 4, 2000, the Fund was operated as a collective trust fund by Pitcairn Trust Company. Performance prior to August 4, 2000 is not shown in the bar chart above. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Taxable Bond Fund, advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Taxable Bond Fund was reorganized into the Constellation Pitcairn Taxable Bond Fund. On November 20, 2006 the Constellation Pitcairn Taxable Bond Fund was renamed the Touchstone Pitcairn Taxable Bond Fund. Pitcairn remained as the sub-advisor after the change.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Lehman U.S. Government Credit Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2007

                                                                       Since Inception
                                                   1 Year    5 Years      (8/4/00)
TOUCHSTONE PITCAIRN TAXABLE BOND FUND - CLASS II
--------------------------------------------------------------------------------------
Return Before Taxes                                 6.30%     4.07%           5.73%
Return After Taxes on Distributions                 4.61%     2.47%           3.85%
Return After Taxes on Distributions and
  Sale of Fund Shares                               4.06%     2.53%           3.77%
Lehman U.S. Government Credit Index(1)              7.23%     4.44%           6.36%
--------------------------------------------------------------------------------------

(1) The Lehman U.S. Government Credit Index is a widely-recognized unmanaged index of government and corporate fixed income securities. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class II shares of the Fund.

            Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                                   Up to $15
--------------------------------------------------------------------------------
      Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                         0.40%
Distribution and/or Shareholder Services Fees                           0.25%
Other Expenses                                                          0.35%
Acquired Fund Fees and Expenses (AFFE)(1)                               0.01%
Total Annual Fund Operating Expenses(2)                                 1.01%
--------------------------------------------------------------------------------

(1) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. Acquired Fund Fees and Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver agreements, if any) as well as the degree to which the Fund invests in underlying funds, and may be higher or lower than the amount shown above.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Other Expenses" and "Distribution and/or Shareholder Services Fees" to 0.50%. This expense limitation will remain in effect until at least March 1, 2008. After March 1, 2008, Touchstone Advisors has agreed to voluntarily limit the net expenses of the Fund (excluding AFFE) to 0.90%. This expense limitation may be discontinued at any time without notice. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                    $  103
3 Years                                                                   $  322
5 Years                                                                   $  558
10 Years                                                                  $1,236
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Tax-Exempt Bond Fund seeks to provide current income exempt from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Tax-Exempt Bond Fund invests in municipal securities issued by states, territories, and possessions of the United States and their political subdivisions, the interest from which is exempt from federal income taxes. Normally, the Fund will invest its assets so at least 80% of the income it distributes will be exempt from federal income tax. This is a fundamental investment policy that can only be changed with the approval of shareholders. The Fund will not invest more than 20% of its total assets in securities that pay interest subject to the alternative minimum tax. There is no restriction on the Fund's average weighted maturity or on the maturity of any single security held by the Fund.

The Fund's sub-advisor, Pitcairn, selects securities for the Fund in order to obtain as high a level of income as is consistent with moderate share price volatility, and to anticipate changing credit conditions. The Fund invests only in municipal securities that are investment grade. Investment grade municipal securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or that Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its total assets in municipal securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security, and will not invest more than 25% of its total assets in securities of issuers located in any single state, territory or possession.

THE KEY RISKS

The Fund is designed for long-term taxable investors and is expected to provide current tax-exempt income. The Fund is not expected to perform as well as a taxable bond portfolio, but return to shareholders may be as good or better on an after-tax basis.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower-rated securities is even greater than higher-rated securities. Also, longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money. There may be economic or political changes that impact the ability of tax-exempt issuers to make principal interest payments on their securities. Changes in the financial condition or credit rating of tax-exempt issuers also may adversely affect the value of the Fund's securities. The Fund is subject to the risk that its emphasis on current income and moderate price volatility may cause it to underperform other fixed income funds that pursue other objectives or the fixed income markets as a whole.

While the Fund invests its assets so at least 80% of the income it distributes will be exempt from federal income tax, the Fund may distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

Securities in the lowest category of investment grade may have some risky characteristics and changes in economic conditions may be more likely to cause issuers of these securities to be unable to make payments.

This Fund should only be purchased by investors seeking current income exempt from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity, who can withstand share price volatility. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years.(1) The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Tax-Exempt Bond Fund - Class A Total Return

[BAR CHART]

2001   2002   2003   2004   2005   2006   2007

4.33%  9.30%  5.26%  3.41%  2.49%  3.87%  2.88%

                                               Best Quarter
                                               3rd Quarter 2002    4.86%

                                               Worst Quarter
                                               2nd Quarter 2004   -2.34%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 31, 1988 until August 11, 2000, the Fund was operated as a common trust fund by Pitcairn Trust Company. Performance prior to August 11, 2000 is not shown in the bar chart above. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Tax-Exempt Bond Fund, which was advised by Pitcairn. On August 1, 2004, the Pitcairn Tax-Exempt Bond Fund was reorganized into the Constellation Pitcairn Tax-Exempt Bond Fund. On November 20, 2006 the Constellation Pitcairn Tax-Exempt Bond Fund was renamed the Touchstone Tax-Exempt Bond Fund. Pitcairn remained the sub-advisor after this name change.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Lehman Municipal Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2007

                                                                                       Since Inception(1)
                                                                 1 Year   5 Years(1)       (8-11-00)
---------------------------------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund - Class A Shares
Return Before Taxes                                              -2.02%      2.57%           4.27%
Return After Taxes on Distributions                              -2.10%      2.48%           4.20%
Return After Taxes on Distributions and Sale of Fund Shares(2)    0.05%      2.75%           4.25%
Lehman Municipal Bond Index(3)                                    3.36%      4.36%           5.51%
---------------------------------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class A shares include performance of the Fund that was achieved prior to the creation of Class A shares (November 20, 2006), which is the same as the performance for Class II shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A shares, which includes a 0.25% 12b-1 fee.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Lehman Municipal Bond Index is a widely recognized unmanaged index of municipal bonds with maturities of at least one year. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A shares of the Fund.

          Shareholder Fees
(fees paid directly from your investment)                           Class A
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                   4.75%(1)
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)                            None(2)
Wire Redemption Fee                                                Up to $15
--------------------------------------------------------------------------------

        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                         0.30%
Distribution and/or Shareholder Services Fees                           0.25%
Other Expenses                                                          0.30%
Total Annual Fund Operating Expenses(3)                                 0.85%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Other Expenses" and "Distribution and/or Shareholder Services Fees" to 0.40%. This expense limitation will remain in effect until at least March 1, 2008. After March 1, 2008, Touchstone Advisors has agreed to voluntarily limit the net expenses of the Fund to 0.70%. This expense limitation may be discontinued at any time without notice. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                    $  558
3 Years                                                                   $  733
5 Years                                                                   $  924
10 Years                                                                  $1,474
--------------------------------------------------------------------------------

CAN A FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

TAX MANAGEMENT (NON-PRINCIPAL INVESTMENT STRATEGY) DIVERSIFIED VALUE, DIVERSIFIED GROWTH, SMALL CAP AND FAMILY HERITAGE(R) FUNDS

Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which a sub-advisor may seek to achieve the Fund's goal. Pitcairn, as sub-advisor, may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal) when selling portfolio securities: (a) selecting the highest cost tax lots or those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains; and (b) selling securities to realize capital losses that can be offset against realized capital gains. While a Fund may attempt to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, each Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

EQUITY RISK (EQUITY FUNDS). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

TAX-EXEMPT ISSUER RISK (TAX-EXEMPT BOND FUND). There may be economic or political changes that affect the ability of tax-exempt issuers to repay principal and to make interest payments on tax-exempt securities. Changes to the financial condition or credit rating of tax-exempt issuers may also adversely affect the value of the Fund's tax-exempt securities. Constitutional or legislative limits on borrowing by tax-exempt issuers may result in reduced supplies of tax-exempt securities. In addition, concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state.

MANAGER OF MANAGERS RISK (ALL FUNDS). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

FIXED INCOME RISK (TAX-EXEMPT BOND FUND AND PITCAIRN TAXABLE BOND FUND). The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK (TAX-EXEMPT BOND FUND AND PITCAIRN TAXABLE BOND FUND). During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK (PITCAIRN TAXABLE BOND FUND). An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

EVENT RISK (PITCAIRN TAXABLE BOND FUND). Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

MORTGAGE-BACKED SECURITIES (PITCAIRN TAXABLE BOND FUND). Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK (PITCAIRN TAXABLE BOND FUND). Although the Fund's U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

CHANGE IN MARKET CAPITALIZATION (SMALL CAP FUND). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUNDS?

DERIVATIVES (ALL FUNDS). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance a Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

EXCHANGE-TRADED FUNDS (ALL FUNDS). The Funds may invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's voluntary expense limitation arrangement (see "Contractual Fee Waiver Agreement").

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.touchstoneinvestments.com.

INVESTMENT ADVISOR

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2007, Touchstone Advisors had approximately $8.3 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the Sub-Advisors.

For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee:

Name of Fund                                                     Annual Fee Rate
--------------------------------------------------------------------------------
Touchstone Diversified Growth Fund                                    0.70%
Touchstone Diversified Value Fund                                     0.70%
Touchstone Family Heritage(R) Fund                                    0.90%
Touchstone Small Cap Fund                                             0.70%
Touchstone Pitcairn Taxable Bond Fund                                 0.40%
Touchstone Tax-Exempt Bond Fund                                       0.30%
--------------------------------------------------------------------------------

CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Other Expenses" and "Distribution and/or Shareholder Services Fees" in the aggregate from exceeding the levels set forth below. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. To the extent that the Small Cap Fund earns revenues from securities lending activities during any given month, Touchstone Advisors' contractual fee waiver obligation with respect to the Fund may be reduced by an offsetting amount of such revenue, up to a maximum reduction of 0.01%. These fee waivers and expense reimbursements will remain in effect until March 1, 2008. After March 1, 2008, these fee waiver and expense reimbursements will be voluntary and may be discontinued at any time without notice.

Fund                                                           Contractual Limit
--------------------------------------------------------------------------------
Touchstone Diversified Growth Fund Class A                           0.40%
Touchstone Diversified Value Fund Class A                            0.40%
Touchstone Diversified Value Fund Class C                            1.15%
Touchstone Family Heritage(R) Fund Class A                           0.40%
Touchstone Family Heritage(R) Fund Class C                           1.15%
Touchstone Small Cap Fund Class A                                    0.40%
Touchstone Small Cap Fund Class C                                    1.15%
Touchstone Pitcairn Taxable Bond Fund Class II                       0.50%
Touchstone Tax-Exempt Bond Fund Class A                              0.40%
--------------------------------------------------------------------------------

SUB-ADVISOR

Pitcairn Investment Management ("Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment advisor and serves as sub-advisor to the Touchstone Diversified Value, Touchstone Diversified Growth, Touchstone Small Cap, Touchstone Family Heritage(R), Touchstone Pitcairn Taxable Bond and Touchstone Tax-Exempt Bond Funds, (the "Touchstone Pitcairn Funds"). As sub-advisor, Pitcairn makes investment decisions for the Touchstone Pitcairn Funds and also ensures compliance with the Touchstone Pitcairn Funds' investment policies and guidelines. As of December 31, 2007, Pitcairn had approximately $922 million in assets under management. Touchstone Advisors has assumed an existing agreement between Constellation Investment Management Company, LP ("CIMCO") and Pitcairn, under which CIMCO had agreed that it would not propose that the Board of Trustees terminate Pitcairn as sub-advisor to the current Pitcairn sub-advised Funds for a period of four years commencing August 1, 2004, except under certain limited circumstances. This agreement raises a potential conflict of interest for Touchstone Advisors as it might inhibit Touchstone Advisors from terminating Pitcairn in circumstances in which Touchstone Advisors would otherwise terminate Pitcairn absent the agreement. Touchstone Advisors will, however, terminate Pitcairn as sub-advisor to a Touchstone Pitcairn Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

SUB-ADVISORY FEES

The fee paid by Touchstone Advisors to Pitcairn during the Fund's most recent fiscal year, based on the average daily net assets of the Fund at an annualized rate, is shown in the table below:

Name of Fund                                                     Annual Fee Rate
--------------------------------------------------------------------------------
Touchstone Diversified Growth Fund                                    0.475%
Touchstone Diversified Value Fund                                      0.55%
Touchstone Family Heritage Fund                                        0.70%
Touchstone Small Cap Fund                                              0.55%
Touchstone Pitcairn Taxable Bond Fund                                  0.30%
Touchstone Tax-Exempt Bond Fund                                        0.25%
--------------------------------------------------------------------------------

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2008 Semiannual Report.

PORTFOLIO MANAGERS

The Touchstone Diversified Growth Fund, the Touchstone Diversified Value Fund and the Touchstone Family Heritage(R) Fund are managed by Eric Feder and David Larrabee. The Touchstone Small Cap Fund is managed by Eric Feder and Christopher Ouimet. The Touchstone Pitcairn Taxable Bond Fund and the Touchstone Tax-Exempt Bond Fund are managed by John Raebiger, Jr. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.

Eric M. Feder, Vice President and Chief Investment Officer of Pitcairn and PTC, joined PTC in 1994. He has investment experience dating back to 1995.

David T. Larrabee, CFA, Vice President of Pitcairn and PTC, joined PTC in 1997. He has investment experience dating back to 1994.

John R. Raebiger, Jr., Vice President, Fixed Income, joined Pitcairn and PTC in 2002. Previously, he was Fixed Income Portfolio Manager and Head of Trading for Davidson Capital Management from 1998 to 2002. He has investment experience dating back to 1995.

Christopher P. Ouimet, Vice President of Pitcairn and PTC, joined PTC in 2005. He has investment experience dating back to 1990.

SHARE CLASS OFFERINGS

The Diversified Growth Fund and the Tax-Exempt Bond Fund offer Class A shares.

The Diversified Value Fund, Family Heritage(R) Fund and Small Cap Fund offer Class A shares and Class C shares.

The Pitcairn Taxable Bond Fund offers Class II shares.

Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES

The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 fee.

CLASS A SALES CHARGE-EQUITY FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                     Sales Charge as % of   Sales Charge as % of
Amount of Your Investment               Offering Price       Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                                 5.75%                6.10%
$50,000 but less than $100,000                4.50%                4.71%
$100,000 but less than $250,000               3.50%                3.63%
$250,000 but less than $500,000               2.95%                3.04%
$500,000 but less than $1 million             2.25%                2.30%
$1 million or more                            0.00%                0.00%
--------------------------------------------------------------------------------

CLASS A SALES CHARGE-BOND FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Bond Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                     Sales Charge as % of   Sales Charge as % of
Amount of Your Investment               Offering Price       Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                               4.75%                   4.99%
$50,000 but less than $100,000              4.50%                   4.71%
$100,000 but less than $250,000             3.50%                   3.63%
$250,000 but less than $500,000             2.95%                   3.04%
$500,000 but less than $1 million           2.25%                   2.30%
$1 million or more                          0.00%                   0.00%
--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has an agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

      o Reivestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS C SHARES

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

CLASS II SHARES

Class II shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.

12b-1 DISTRIBUTION PLANS. Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN. The Trust has adopted a shareholder services plan with respect to the Class II shares of the Pitcairn Taxable Bond Fund providing that the Trust may obtain the services of the Advisor and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class II shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations ("Service Providers") who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions;
(ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Funds directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Funds.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

(!) INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

MINIMUM INVESTMENT REQUIREMENTS

                                                       Initial     Additional
                                                      Investment   Investment
-----------------------------------------------------------------------------
Regular Account                                         $2,500        $50
Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")     $1,000        $50
Investments through the Automatic Investment Plan       $  100        $50
-----------------------------------------------------------------------------

(!) INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class II shares may be exchanged into any Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

o     403(b)(7) Custodial Accounts

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

* SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then there could be a delay as to when the purchase or sales order is received for processing. When shares are purchased this way, there may be various differences. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

BY MAIL

      o     Write to Touchstone.

      o     Indicate the number of shares or dollar amount to be sold.

      o     Include your name and account number.

      o Sign your request exactly as your name appears on your investment application.

      o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR OR PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

(!) INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

* SPECIAL TAX CONSIDERATION

You should contact your tax advisor if you use the Reinstatement Privilege.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may also incur transaction and brokerage costs when they sell the securities.

Pricing of Fund Shares

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

* SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Pitcairn Taxable Bond Fund and the Tax-Exempt Bond Fund declare investment income daily and distribute it monthly as a dividend to shareholders. The Diversified Value Fund, the Diversified Growth Fund, the Small Cap Fund and the Family Heritage(R) Fund distribute their income, if any, quarterly as a dividend to shareholders

The Funds make distributions of capital gains, if any, at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.

TAX INFORMATION

DISTRIBUTIONS. The Funds may make distributions of dividends that may be taxes at different rates depending on the length of time a Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the years ended September 30, 2007 and 2006 were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2007 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

DIVERSIFED GROWTH FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $   6.10      $   5.80      $   5.36      $   5.25         $   4.40      $   5.66
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                     0.01          0.01          0.03            --               --         (0.01)
   Net realized and unrealized gains
      (losses) on investments                       1.02          0.30          0.44          0.11             0.85         (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.03          0.31          0.47          0.11             0.85         (1.26)
---------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income               (0.01)        (0.01)        (0.03)        (0.00)(B)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $   7.12      $   6.10      $   5.80      $   5.36         $   5.25      $   4.40
=================================================================================================================================
Total return (C)                                   16.83%         5.28%         8.71%         2.14%(D)        19.32%       (22.26%)
=================================================================================================================================
Net assets at end of period (000s)              $124,878      $117,498      $116,560      $104,528         $ 95,724      $ 82,368
=================================================================================================================================
Ratio of net expenses to average net assets         1.10%         1.05%         1.10%         1.02%(E)         1.01%         1.01%
Ratio of gross expenses to average net assets       1.22%         1.19%         1.23%         1.15%(E)         1.16%         1.14%
Ratio of net investment income (loss)
   to average net assets                            0.06%         0.10%         0.48%         0.00%(E)         0.05%        (0.15%)
Portfolio turnover rate                               62%           73%           56%           53%(E)           70%           35%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

DIVERSIFIED VALUE FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  12.66      $  12.60      $  11.22      $  10.26         $   8.50      $   9.19
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                            0.17          0.17          0.13          0.10             0.12          0.10
   Net realized and unrealized gains
      (losses)  on investments                      1.36          1.08          1.38          0.97             1.77         (0.69)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.53          1.25          1.51          1.07             1.89         (0.59)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.17)        (0.17)        (0.13)        (0.11)           (0.13)        (0.10)
   Distributions from net realized gains           (2.24)        (1.02)           --            --               --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (2.41)        (1.19)        (0.13)        (0.11)           (0.13)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  11.78      $  12.66      $  12.60      $  11.22         $  10.26      $   8.50
=================================================================================================================================
Total return (B)                                   11.73%        10.68%        13.47%        10.50%(C)        22.43%        (6.43%)
=================================================================================================================================
Net assets at end of period (000's)             $197,374      $167,597      $168,542      $152,202         $143,641      $122,391
=================================================================================================================================
Ratio of net expenses to average net assets         1.10%         1.06%         1.09%         1.02%(D)         1.01%         1.02%
Ratio of gross expenses average net assets          1.21%         1.20%         1.21%         1.14%(D)         1.14%         1.13%
Ratio of net investment income to average net
   assets                                           1.32%         1.34%         1.04%         1.06%(D)         1.32%         1.17%
Portfolio turnover rate                              107%           48%           64%           75%(D)           59%           26%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.


DIVERSIFIED VALUE FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    13.22
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.06
   Net realized and unrealized gains on investments                     0.83
--------------------------------------------------------------------------------
Total from investment operations                                        0.89
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.08)
   Distributions from net realized gains                               (2.23)
--------------------------------------------------------------------------------
Total distributions                                                    (2.31)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    11.80
================================================================================
Total return (B)                                                        6.38%(C)
================================================================================
Net assets at end of period (000s)                                $        7
================================================================================
Ratio of net expenses to average net assets                             1.78%(D)
Ratio of gross expenses to average net assets                           3.91%(D)
Ratio of net investment income to average net assets                    0.57%(D)
Portfolio turnover rate                                                  107%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

FAMILY HERITAGE(R) FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  10.25      $   9.96      $   9.38      $   8.55         $   6.97      $   7.82
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                     0.16          0.03          0.05            --               --         (0.01)
   Net realized and unrealized gains
      (losses)  on investments                      1.15          0.29          0.58          0.83             1.58         (0.84)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.31          0.32          0.63          0.83             1.58         (0.85)
---------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income               (0.15)        (0.03)        (0.05)         0.00(B)            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  11.41      $  10.25      $   9.96      $   9.38         $   8.55      $   6.97
=================================================================================================================================
Total return (C)                                   12.91%         3.19%         6.72%         9.77%(D)        22.67%       (10.87%)
=================================================================================================================================
Net assets at end of period (000's)             $ 83,310      $ 80,381      $ 84,448      $ 78,103         $ 73,490      $ 66,126
=================================================================================================================================
Ratio of net expenses to average net assets         1.30%         1.25%         1.29%         1.23%(E)         1.23%         1.27%
Ratio of gross expenses to average net assets       1.46%         1.42%         1.44%         1.37%(E)         1.38%         1.36%
Ratio of net investment income (loss)
   to average net assets                            1.43%         0.24%         0.50%         0.01%(E)         0.06%        (0.18%)
Portfolio turnover rate                               25%           27%           25%           19%(E)           12%           24%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.


FAMILY HERITAGE(R) FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    10.84
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                (0.02)
   Net realized and unrealized gains on investments                    0.68
--------------------------------------------------------------------------------
Total from investment operations                                       0.66
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    11.50
================================================================================
Total return (B)                                                       6.09%(C)
================================================================================
Net assets at end of period (000s)                               $        6
================================================================================
Ratio of net expenses to average net assets                            1.99%(D)
Ratio of gross expenses to average net assets                          6.20%(D)
Ratio of net investment loss to average net assets                    (0.55%)(D)
Portfolio turnover rate                                                  25%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

SMALL CAP FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                 YEAR ENDED
                                                                   SEPTEMBER 30,                                OCTOBER 31,
                                                --------------------------------------------------        ----------------------
                                                  2007          2006          2005         2004(A)          2003          2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  15.14      $  16.51      $  15.30      $  13.78        $   9.87      $  10.67
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                     0.00(B)      (0.03)        (0.04)        (0.04)             --(C)       0.07
   Net realized and unrealized gains
      (losses) on investments                       1.29          0.87          1.37          1.56            3.91         (0.78)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.29          0.84          1.33          1.52            3.91         (0.71)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income               --            --            --          0.00(B)         0.00(B)      (0.09)
   Distributions from net realized gains           (1.91)        (2.21)        (0.12)           --              --            --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (1.91)        (2.21)        (0.12)           --              --         (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  14.52      $  15.14      $  16.51      $  15.30        $  13.78      $   9.87
================================================================================================================================
Total return (D)                                    8.44%         5.51%         8.69%        11.03%(E)       39.65%        (6.78%)
================================================================================================================================
Net assets at end of period (000s)              $ 69,337      $ 82,897      $ 95,939      $ 92,848        $ 87,520      $ 50,096
================================================================================================================================
Ratio of net expenses to average net assets         1.10%         1.06%         1.10%         1.08%(F)        1.20%(G)      1.28%(G)
Ratio of gross expenses to average net assets       1.26%         1.23%         1.24%         1.15%(F)        1.17%         1.38%
Ratio of net investment income (loss)
   to average net assets                            0.02%        (0.16%)       (0.27%)       (0.26%)(F)      (0.04%)        0.58%
Portfolio turnover rate                              146%          145%          100%           72%(F)         149%(H)        93%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Amount rounds to less than $0.01 per share.

(C)   Based on average shares outstanding.

(D)   Total returns shown exclude the effect of applicable sales loads.

(E)   Not annualized.

(F)   Annualized.

(G) The ratio of expenses to average net assets excluding interest expense for the periods ended October 31, 2003 and October 31, 2002 were 1.10% and 1.19%, respectively.

(H)   Excludes effect of in-kind transfers and mergers.


SMALL CAP FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    16.43
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.06)
   Net realized and unrealized losses on investments                  (0.02)
--------------------------------------------------------------------------------
Total from investment operations                                      (0.08)
--------------------------------------------------------------------------------
Distributions from net realized gains                                 (1.91)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    14.44
================================================================================
Total return (B)                                                      (0.63%)(C)
================================================================================
Net assets at end of period (000s)                               $        1
================================================================================
Ratio of net expenses to average net assets                            1.68%(D)
Ratio of gross expenses to average net assets                          3.77%(D)
Ratio of net investment loss to average net assets                    (0.48%)(D)
Portfolio turnover rate                                                 146%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

PITCAIRN TAXABLE BOND FUND - CLASS II

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  10.33      $  10.50      $  10.77      $  10.73         $  10.47      $  10.98
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                            0.48          0.47          0.43          0.43             0.51          0.56
   Net realized and unrealized gains
      (losses)  on investments                      0.01         (0.17)        (0.27)         0.04             0.26         (0.42)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.49          0.30          0.16          0.47             0.77          0.14
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.48)        (0.47)        (0.43)        (0.43)           (0.51)        (0.56)
   Distributions from net realized gains              --            --            --            --               --         (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.48)        (0.47)        (0.43)        (0.43)           (0.51)        (0.65)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  10.34      $  10.33      $  10.50      $  10.77         $  10.73      $  10.47
=================================================================================================================================
Total return                                        4.81%         2.98%         1.50%         4.42%(B)         7.44%         1.46
=================================================================================================================================
Net assets at end of period (000's)             $ 37,569      $ 44,181      $ 47,969      $ 43,239         $ 43,432      $ 40,058
=================================================================================================================================
Ratio of net expenses to average net assets         0.89%         0.87%         0.89%         0.75%(C)         0.73%         0.78%
Ratio of gross expenses to average net assets       1.00%         0.95%         0.96%         0.94%(C)         0.97%         0.98%
Ratio of net investment income to average net
   assets                                           4.63%         4.56%         4.05%         4.36%(C)         4.74%         5.35%
Portfolio turnover rate                               28%           32%           37%           26%(C)           24%           58%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Not annualized.

(C)   Annualized.

TAX-EXEMPT BOND FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  10.43      $  10.60      $  10.78      $  10.77         $  10.71      $  10.60
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                            0.39          0.41          0.41          0.39             0.44          0.44
   Net realized and unrealized gains
      (losses) on investments                      (0.11)        (0.05)        (0.11)         0.05             0.09          0.12
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    0.28          0.36          0.30          0.44             0.53          0.56
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.39)        (0.40)        (0.41)        (0.39)           (0.44)        (0.44)
   Distributions from net realized gains           (0.02)        (0.13)        (0.07)        (0.04)           (0.03)        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.41)        (0.53)        (0.48)        (0.43)           (0.47)        (0.45)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  10.30      $  10.43      $  10.60      $  10.78         $  10.77      $  10.71
=================================================================================================================================
Total return (B)                                    2.71%         3.59%         2.78%         4.20%(C)         4.96%         5.41%
=================================================================================================================================
Net assets at end of period (000s)              $103,808      $117,667      $111,575      $113,880         $111,470      $115,905
=================================================================================================================================
Ratio of net expenses to average net assets         0.70%         0.68%         0.69%         0.62%(D)         0.60%         0.60%
Ratio of gross expenses to average net assets       0.85%         0.82%         0.82%         0.75%(D)         0.74%         0.74%
Ratio of net investment income to average net
   assets                                           3.79%         3.97%         3.80%         3.97%(D)         4.06%         4.19%
Portfolio turnover rate                               12%           55%           38%           25%(D)           14%           14%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407

*     A Member of Western & Southern Financial Group(R)

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group(R):
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select. Family Heritage(R) is a registered trademark of the Pitcairn Trust Company.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

[LOGO] TOUCHSTONE
       INVESTMENTS

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

                                                                February 1, 2008


PROSPECTUS


Touchstone Funds Group Trust - Class Y Shares
Touchstone Mid Cap Fund
Touchstone Sands Capital Select Growth Fund


The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Prospectus                                                      February 1, 2008


Touchstone Investments


Class Y Shares


Touchstone Mid Cap Fund

Touchstone Sands Capital Select Growth Fund


Each fund is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors selects a sub-advisor (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.


Table of Contents


--------------------------------------------------------------------------------
                                                                           Page
Mid Cap Fund
Sands Capital Select Growth Fund
Investment Strategies and Risks
The Funds' Management
Investing with Touchstone
Distributions and Taxes
Financial Highlights
--------------------------------------------------------------------------------

The Fund's Investment Goal


The Touchstone Mid Cap Fund seeks long-term capital growth.


Its Principal Investment Strategies


The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. companies that the sub-advisor, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell Midcap Index. As of December 31, 2007, the Russell Midcap Index included companies with capitalizations between $479 million and $42 billion. The size of the companies in the Russell Midcap Index will change with market conditions.


The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

The Key Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.


This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund by showing its Class Y performance (before taxes) during each full calendar year of operations.(1) The table compares the Fund's Class Y average annual total returns (before and after taxes) for the period ended December 31, 2007 to those of the Russell Midcap Index. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Y returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


Touchstone Mid Cap Fund - Class Y Total Return


 2004       2005        2006      2007

21.77%      19.88%     12.52%     8.87%

                                                  Best Quarter:
                                                  1st Quarter 2006   14.48%

                                                  Worst Quarter:
                                                  2nd Quarter 2006   -7.20%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of the Constellation Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006 the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained the sub-advisor after the change.


Average Annual Total Returns
For the period ended December 31, 2007
                                                                 Since Inception
                                                         1 Year     (1-02-03)
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund - Class Y
Return Before Taxes                                       8.87%      20.21%
Return After Taxes on Distributions                       8.51%      17.80%
Return After Taxes on Distributions and Sale
  of Fund Shares                                          5.76%      16.44%
Russell Midcap Index(1)                                   5.60%      18.23%
--------------------------------------------------------------------------------

(1) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

             Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                                   Up to $15
--------------------------------------------------------------------------------


          Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                           0.80%
Distribution and/or Shareholder Services Fees                             none
Other Expenses                                                            0.26%
Total Annual Fund Operating Expenses                                      1.06%
Less Fee Waiver and/or Expense Reimbursement(1)                           0.16%
Net Expenses                                                              0.90%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 0.90% . This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.10%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                    $   92
3 Years                                                                   $  321
5 Years                                                                   $  569
10 Years                                                                  $1,280
--------------------------------------------------------------------------------

The Fund's Investment Goal


The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation.


Its Principal Investment Strategies


The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $50 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $4 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds generally own.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Sands Capital generally seeks stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $4 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund by showing its Class Y performance (before taxes) during each full calendar year of operations.(1) The table compares the Fund's Class Y average annual total returns (before and after taxes) for the period ended December 31, 2007 to those of the Russell 1000 Growth Index. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Y returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


Touchstone Sands Capital Select Growth Fund - Class Y Total Return

[BAR CHART]


 2001     2002     2003    2004   2005    2006    2007

-15.20%  -28.13%  36.99%  19.15%  9.88%  -6.23%  18.67%


                                                     Best Quarter:
                                                     4th Quarter 2001    28.63%

                                                     Worst Quarter:
                                                     3rd Quarter 2001   -23.67%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund. On November 20, 2006 the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund. Sands Capital remained the sub-advisor after the change.


Average Annual Total Returns
For the period ended December 31, 2007

                                                                                    Since
                                                                                  Inception
                                                              1 Year   5 Years   (8-11-2000)
--------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund - Class Y
Return Before Taxes                                            18.67%   14.82%      -1.00%
Return After Taxes on Distributions                            18.67%   14.82%      -1.00%
Return After Taxes on Distributions and Sale of Fund Shares    12.14%   13.05%      -0.85%
Russell 1000 Growth Index(1)                                   11.81%   12.10%      -3.25%
--------------------------------------------------------------------------------------------

(1) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

             Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                                    Up to $15
--------------------------------------------------------------------------------


       Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees(1)                                                        0.79%
Distribution and/or Shareholder Services Fees                             none
Other Expenses(2)                                                         0.24%
Total Annual Fund Operating Expenses                                      1.03%
Less Fee Waiver and/or Expense Reimbursement                             (0.01)%
Net Expenses(3)                                                           1.04%
--------------------------------------------------------------------------------

(1) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.70% to 1 .00% depending on the Fund's performance. See "The Funds' Management" section for additional information.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Other Expenses" to 0.25% . This expense limitation will remain in effect until at least January 31, 2009. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(2) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class Y shares for the fiscal year ended September 30, 2007 were 1.03%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                   $  106
3 Years                                                                  $  329
5 Years                                                                  $  570
10 Years                                                                 $1,260
--------------------------------------------------------------------------------

Can a Fund Depart From its Normal Investment Strategies?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.


Portfolio Composition

Certain Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.


What are the Principal Risks of Investing in the Funds?

Equity Risk (Equity Funds). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Manager of Managers Risk (All Funds). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Change in Market Capitalization (Mid Cap Fund). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

Portfolio Turnover (All Funds). Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

What are Some of the Other Risks of Investing in the Funds?

Derivatives (All Funds). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:


      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;


      o To enhance a Fund's potential gain in non-hedging or speculative situations; or


      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.


A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

Exchange-Traded Funds (All Funds). The Funds may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Lending of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

Where Can I Find Information About the Funds' Portfolio Holdings Disclosure Policies?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.touchstoneinvestments.com.

Investment Advisor


Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2007, Touchstone Advisors had approximately $8.3 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

      o     Level of knowledge and skill

      o     Performance as compared to its peers or benchmark

      o     Consistency of performance over 5 years or more

      o     Level of compliance with investment rules and strategies

      o     Employees, facilities and financial strength

      o     Quality of service


Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Touchstone Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the Sub-Advisor.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to the Sub-Advisor, custodian, transfer agent and other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Touchstone pays sub-advisory fees to each sub-advisor from its advisory fee.

Name of Fund                                                     Annual Fee Rate
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund                                                0.80%
--------------------------------------------------------------------------------

The Touchstone Sands Capital Select Growth Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more.

Touchstone and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Touchstone Sands Capital Select Growth Fund's underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to the Fund's base advisory fee is based upon the Fund's performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

The Funds' SAI contains additional information about performance-based adjustments.


Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Net Expenses" or "Other Expenses" from exceeding the levels set forth below. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. The fee waivers and expense reimbursements will become effective on March 2, 2008, except those for the Sands Capital Select Growth Fund which have been in effect since March 1, 2006. The fee waivers and expense reimbursements will remain in effect until January 31, 2009. For contractual fee waiver agreement information prior to March 2, 2008, see the expense tables for each Fund located in the front part of this prospectus.

                                                                    Contractual
                                                                     Limit on
Fund                                                              "Net Expenses"
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund                                                0.90%
--------------------------------------------------------------------------------

                                                                   Contractual
                                                                    Limit on
Fund                                                            "Other Expenses"
--------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund                           0.25%
--------------------------------------------------------------------------------


Sub-Advisors


Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as Sub-Advisor to the Touchstone Mid Cap Fund. As sub-advisor, TIP makes investment decisions for the Touchstone Mid Cap Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2007, TIP had approximately $29 billion in assets under management. For its services as investment Sub-Advisor, TIP is entitled to receive investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.50%, based on the average daily net assets of the Touchstone Mid Cap Fund.

Sands Capital Management, LLC ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209 serves as Sub-Advisor to the Touchstone Sands Capital Select Growth Fund. As Sub-Advisor, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2007, Sands Capital Management had approximately $20.6 billion in assets under management.

For its services as investment Sub-Advisor to the Touchstone Sands Capital Select Growth Fund, Sands Capital Management is entitled to receive base investment sub-advisory fees from Touchstone Advisors at an annualized rate of 0.50% on the value of the first $100 million, and 0.45% on the value of assets above that amount. Similar to the advisory fee paid to Touchstone Advisors, the sub-advisory fee paid to Sands Capital Management can increase or decrease depending on the Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.


Related performance information for Sands Capital Management


Sands Capital Management has substantial experience in managing investment companies and other accounts that focus on growth companies. The table below is designed to show you how a composite of similar growth equity accounts managed by Sands Capital Management performed over various periods in the past. The accounts comprising the Sands Tax-Exempt Institutional Equity Composite (the "Sands Composite") have investment objectives, policies and principal investment strategies that are substantially similar to those of the Sands Capital Select Growth Fund. The performance information is calculated in accordance with CFA Institute (formerly, AIMR) standards.

The table below shows the returns for the Sands Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2007. The returns of the Sands Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.


This information is designed to demonstrate the historical track record of Sands Capital Management. It does not indicate how the Sands Capital Select Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


The Sands Composite includes accounts managed by Sands Capital Management that pay lower expenses than those paid by shareholders of the Sands Capital Select Growth Fund. Higher expenses reduce returns to investors. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital Management.

Average Annual Returns as of December 31, 2007

                                                          Sands     Russell 1000
                                                        Composite   Growth Index
--------------------------------------------------------------------------------
1 Year                                                    19.15%        11.81%
3 Years                                                    7.50%         8.68%
5 Years                                                   15.32%        12.10%
10 Years                                                   8.78%         3.83%
--------------------------------------------------------------------------------

Average Annual Returns - 1992 to 2007 as of December 31, 2007

                                                          Sands     Russell 1000
                                                        Composite   Growth Index
--------------------------------------------------------------------------------
2007                                                      19.15%        11.81%
2006                                                      -5.68%         9.07%
2005                                                      10.53%         5.26%
2004                                                      20.53%         6.30%
2003                                                      36.26%        29.75%
2002                                                     -27.24%       -27.88%
2001                                                     -15.79%       -20.42%
2000                                                     -18.38%       -22.42%
1999                                                      47.57%        33.16%
1998                                                      54.11%        38.71%
1997                                                      30.22%        30.49%
1996                                                      38.12%        23.12%
1995                                                      42.31%        37.19%
1994                                                       3.21%         2.66%
1993                                                      -0.35%         2.90%
1992                                                       5.76%         5.00%
--------------------------------------------------------------------------------

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2008 Semiannual Report.


Portfolio Managers


The Touchstone Mid Cap Fund is managed by Thomas DiBella and Steven Gold. The Touchstone Sands Capital Select Growth Fund is managed by David E. Levanson, Frank Sands, Jr. and Frank Sands, Sr. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.


Turner Investment Partners, Inc.

Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management, LLC. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has investment experience dating back to 1983.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. He has investment experience dating back to 1985.

Sands Capital Management, LLC

David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2003. He previously had been a Research Analyst with Sands Capital from 1992 to 1994. He has investment experience dating back to 1990.

Frank M. Sands, Jr., CFA, President, Director of Research and Senior Portfolio Manager, joined Sands Capital Management in June 2000. He has investment experience dating back to 1994.

Frank M. Sands, Sr., CFA, CEO, Chief Investment Officer and Senior Portfolio Manager, co-founded Sands Capital Management, in 1992. He has investment experience dating back to 1969.

SHARE CLASS OFFERINGS. Each Fund currently offers the following classes of shares. The Funds' Class A, Class C and Class Z shares are offered in a separate prospectus. For information about the Class A shares, Class C shares and Class Z shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407 or call your financial advisor.

--------------------------------------------------------------------------------
                                           Class A   Class C   Class Y   Class Z
--------------------------------------------------------------------------------
Mid Cap Fund                                  X         X         X         X
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                                  X         X
--------------------------------------------------------------------------------

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.


CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares


Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly from Touchstone or through your financial institution. If you purchase directly from Touchstone, you must complete an investment application. You can obtain an investment application from Touchstone, your financial institution, or by visiting our website at touchstoneinvestments.com.

Minimum Investment Requirements. The minimum initial investment in Class Y shares of the Funds is $250,000. There is no minimum for additional purchases of Class Y shares. Touchstone may change these initial and additional investment minimums at any time.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

(!) INVESTOR ALERT: Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

By mail or through your financial advisor

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.


o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.


o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

Through a processing organization


You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then there could be a delay as to when the purchase or sales order is received for processing. When shares are purchased this way, there may be various differences. The Authorized Processing Organization may:


      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf


Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.


Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Class Y Shares

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.

o The minimum amount for initial investments in Class Y shares of the Fund is $250,000. There is no minimum amount for additional investments.

o You may invest in Class Y shares by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

o Your financial institution will act as the shareholder of record of your Class Y shares.

o Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

o Purchase orders received by financial institutions by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's net asset value ("NAV"). Purchase orders received by financial institutions after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

o Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

o Your financial institutions may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

o     For more information about how to purchase shares, call Touchstone at
      1.800.543.0407 or call your financial institution.

Pricing of Purchases


We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.


Adding to Your Account

By check

o Complete the investment form provided at the bottom of a recent account statement.


o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.


o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your Bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.


REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Funds.


Selling Your Shares


You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

By telephone

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.


o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.


o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

By mail

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

By wire

o     Complete the appropriate information on the investment application.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

Through a systematic withdrawal plan

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.


o     There is no special fee for this service.


* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

Through your financial advisor or processing organization

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

(!) INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations


Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may also incur transaction and brokerage costs when they sell the securities.


Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.


Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.


Householding Policy

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Pricing of Fund Shares


Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.


The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds, any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Funds may use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The Funds may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

* SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Mid Cap Fund distributes its income annually, if any, as a dividend to shareholders. The Sands Capital Select Growth Fund distributes its income, if any, quarterly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.


Tax Information

DISTRIBUTIONS. The Funds may make distributions of dividends that may be taxed at different rates depending on the length of time a Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.


ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.


LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

The tables that follow present performance information about Class Y shares of the Funds, including the time period during which certain of the Funds were part of the Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios). The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the years ended September 30, 2007 and 2006; and for the period ended December 31, 2003 for the Touchstone Mid Cap Fund were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst and Young LLP, along with each Fund's financial statements and related notes, appears in the 2007 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

MID CAP FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        YEAR           PERIOD
                                                                    YEAR ENDED SEPT. 30,                ENDED          ENDED
                                                       ------------------------------------------      DEC. 31,       DEC. 31,
                                                         2007           2006             2005(A)         2004          2003(B)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 $   15.28      $   15.36         $   13.29      $   12.79      $   10.00
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                             0.11           0.04             (0.01)          0.08           0.01
   Net realized and unrealized gains on investments         2.65           1.00              2.47           2.70           3.99
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.76           1.04              2.46           2.78           4.00
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions
   Dividends from net investment income                    (0.13)         (0.03)               --          (0.09)            --
   Distributions from net realized gains                      --          (1.09)            (0.39)         (2.19)         (1.21)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.13)         (1.12)            (0.39)         (2.28)         (1.21)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                       $   17.91      $   15.28         $   15.36      $   13.29      $   12.79
===============================================================================================================================
Total return                                               18.13%          7.10%            18.53%(C)      21.78%         40.24%(C)
===============================================================================================================================
Net assets at end of period (000's)                    $ 482,047      $  87,032         $     842      $     410      $     337
===============================================================================================================================
Ratio of net expenses to average net assets                 0.90%          0.91%(D)          1.00%(E)       0.90%          0.90%(E)
Ratio of gross expenses to average net assets               1.06%          1.81%             8.23%(E)       0.90%          0.90%(E)
Ratio of net investment income (loss) to average net
   assets                                                   0.39%          0.82%            (0.02%)(E)      0.59%          0.12%(E)
Portfolio turnover rate                                      193%           323%              120%(E)        193%           141%(E)

(A) For the nine-month period ended September 30, 2005. Effective January 1, 2005, the Fund changed its fiscal year end from December 31 to September 30.

(B) Represents the period from commencement of operations (January 2, 2003) through December 31, 2003.

(C)   Not annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.90%.

(E)   Annualized.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                        ----------------------------------------------------------------
                                                            2007             2006             2005            2004(A)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  $        7.60    $        7.81    $        6.80    $        6.74
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                          (0.05)           (0.06)           (0.06)              --
   Net realized and unrealized gains (losses) on
      investments                                                1.60            (0.15)            1.07             0.06
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.55            (0.21)            1.01             0.06
------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                        $        9.15    $        7.60    $        7.81    $        6.80
========================================================================================================================
Total return                                                    20.39%           (2.69%)          14.85%            0.89%(B)
========================================================================================================================
Net assets at end of period (000s)                      $     213,672    $     182,001    $      81,976    $      32,591
========================================================================================================================
Ratio of net expenses to average net assets                      1.03%            1.10%            1.11%            1.10%(C)
Ratio of gross expenses to average net assets                    1.03%            1.23%            1.19%            1.10%(C)
Ratio of net investment loss to average net assets              (0.67%)          (0.74%)          (0.62%)          (0.79%)(C)
Portfolio turnover rate                                            24%              24%              24%              11%(C)

(A) Represents the period from commencement of operations (August 27, 2004) through September 30, 2004.

(B)   Not annualized.

(C)   Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203


TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, Ohio 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407


* A Member of Western & Southern Financial Group(R)


The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group(R):
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.


For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:


Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407


The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.


Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                                                                February 1, 2008


PROSPECTUS


TOUCHSTONE FUNDS GROUP TRUST
Touchstone Diversified Small Cap Value Fund
Touchstone Healthcare and Biotechnology Fund
Touchstone International Equity Fund
Touchstone Mid Cap Fund
Touchstone Premium Yield Equity Fund
Touchstone Small Cap Value Opportunities Fund
Touchstone Value Opportunities Fund











The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Multiple Classes of Shares are offered in this Prospectus.

Prospectus                                                      February 1, 2008

TOUCHSTONE INVESTMENTS

Touchstone Diversified Small Cap Value Fund
Touchstone Healthcare and Biotechnology Fund
Touchstone International Equity Fund
Touchstone Mid Cap Fund
Touchstone Premium Yield Equity Fund
Touchstone Small Cap Value Opportunities Fund
Touchstone Value Opportunities Fund

Each fund is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Funds are managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor"). Touchstone Advisors selects a sub-advisor (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage each Fund's investments on a daily basis.


Table of Contents


                                                                            Page
Diversified Small Cap Value Fund
Healthcare and Biotechnology Fund
International Equity Fund
Mid Cap Fund
Premium Yield Equity Fund
Small Cap Value Opportunities Fund
Value Opportunities Fund
Investment Strategies and Risks
The Funds' Management
Choosing a Class of Shares
Distribution Arrangements
Investing with Touchstone
Distributions and Taxes
Financial Highlights
--------------------------------------------------------------------------------

The Fund's Investment Goal


The Touchstone Diversified Small Cap Value Fund seeks long-term total return.


Its Principal Investment Strategies


The Touchstone Diversified Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-advisor, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2007, the Russell 2000 Value Index included companies with capitalizations between $27 million and $6 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.


The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.


This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years.(1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Diversified Small Cap Value Fund - Class A Total Return

1998    1999    2000    2001    2002     2003    2004   2005    2006    2007
2.01%  29.57%  10.59%  27.42%  -20.75%  45.48%  20.14%  3.06%  15.83%  -2.97%

                                                       Best Quarter
                                                       2nd Quarter 1999   26.61%

                                                       Worst Quarter
                                                       3rd Quarter 2002  -22.37%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 1996 until May 1, 2001, the Fund operated as the Clover Small Cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Small Cap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Small Cap Value Fund. On May 7, 2004, the Turner Small Cap Value Fund was reorganized into the Constellation Clover Small Cap Value Fund. On November 20, 2006 the Constellation Clover Small Cap Value Fund was renamed the Touchstone Diversified Small Cap Value Fund. Clover Capital remained the sub-advisor after this name change. The return for Class A shares includes performance of the Fund that was achieved prior to the creation of Class A shares on November 20, 2006, which is the same as the performance of Class Z shares offered in a separate prospectus. The returns for periods prior to November 20, 2006 have been restated for fees applicable to Class A shares, which include a 0.25% 12b-1 fee. Performance shown for 2007 reflects the actual returns of the Fund's Class A shares.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2007

                                                        1 Year  5 Years(1)  10 Years(1)
TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND - CLASS A
--------------------------------------------------------------------------------------
Return Before Taxes                                     -8.53%    13.80%      10.91%
Return After Taxes on Distributions                    -14.30%    10.51%       8.83%
Return After Taxes on Distributions
   and Sale of Fund Shares(2)                           -2.26%    11.35%       9.08%
Russell 2000 Value Index(3)                             -9.78%    15.80%       9.06%

TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND - CLASS C
Return Before Taxes                                     -3.56%    14.34%      10.76%
Russell 2000 Value Index(3)                             -9.78%    15.80%       9.06%
--------------------------------------------------------------------------------------

(1) The 5 year and 10 year returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class Z shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

                Shareholder Fees
(fees paid directly from your investment)             Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                     5.75%(1)      None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)              None(2)       1.00%(3)
Wire Redemption Fee                                  Up to $15     Up to $15
--------------------------------------------------------------------------------


         Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                    0.85%   0.85%
Distribution and/or Shareholder Services Fees                      0.25%   1.00%
Other Expenses                                                     0.26%   0.26%
Total Annual Fund Operating Expenses                               1.36%   2.11%
Less Fee Waiver and/or Expense Reimbursement(4)                   -0.09%  -0.09%
Net Expenses(5)                                                    1.45%   2.20%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.45% for Class A shares and 2.20% for Class C shares . These expense limitations will remain in effect until at least January 31, 2009. These expense limitations will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.35% for Class A shares and Class C shares. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(5) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class A shares and Class C shares for the fiscal year ended September 30, 2007 were 1.28% and 1.86%, respectively.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                      Redemption
                                                 Class A   Class C     Class C
--------------------------------------------------------------------------------
1 Year                                            $  714    $  323      $  223
3 Years                                           $  989    $  670      $  670
5 Years                                           $1,285    $1,142      $1,142
10 Years                                          $2,123    $2,449      $2,449
--------------------------------------------------------------------------------

The Funds Investment Goal


The Touchstone Healthcare and Biotechnology Fund seeks long-term capital appreciation.


Its Principal Investment Strategies


The Touchstone Healthcare and Biotechnology Fund invests, under normal market conditions, at least 80% of its assets in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other health care-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-advisor, Turner Investment Partners, Inc. ("TIP"), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

TIP pursues a bottom-up approach that emphasizes fundamental research analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it detects a deterioration in the company's earnings potential or when other opportunities appear more attractive.


The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Since the Fund's investments are concentrated in the healthcare sector, they are subject to the risk that the healthcare sector will underperform the broader market, as well as the risk that issuers in the sector will be impacted by market conditions, legislative or regulatory changes, or competition. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing. Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

The Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations. (1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Touchstone Healthcare and Biotechnology Fund - Class A Total Return

[BAR CHART]


 2002     2003    2004    2005   2006    2007

-19.98%  38.09%  12.52%  12.75%  0.21%  25.51%

                                       Best Quarter
                                       2nd Quarter 2003    12.52%

                                       Worst Quarter
                                       2nd Quarter 2002   -14.08%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized into the Constellation TIP Healthcare & Biotechnology Fund. On November 20, 2006 the Constellation TIP Healthcare & Biotechnology Fund was renamed the Touchstone Healthcare and Biotechnology Fund. TIP remained the sub-advisor after this name change.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007 to those of the S&P 500 Healthcare Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for Class C shares offered by the Fund will differ from Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2007

TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A
                                                                             Since Inception(1)
                                                         1 Year  5 Years(1)      (2-28-01)
-----------------------------------------------------------------------------------------------
Return Before Taxes                                      18.28%    15.74%           10.80%
Return After Taxes on Distributions                      15.74%    14.81%           10.13%
Return After Taxes on
  Distributions and Sale of Fund Shares                  13.59%    13.56%            9.30%
S & P 500 Healthcare Index(2)                             7.15%     7.49%            1.59%
TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS C
Return Before Taxes                                      24.88%    16.31%           10.98%
S & P 500 Healthcare Index(2)                             7.15%     7.49%            1.59%
-----------------------------------------------------------------------------------------------

(1) The 5 year and since inception return for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class II shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) The S&P 500 Healthcare Index is a widely-recognized, equally-weighted performance index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare, biotechnology and medical industries. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.


               Shareholder Fees
(fees paid directly from your investment)             Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                     5.75%(1)      None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)              None(2)       1.00%(3)
Wire Redemption Fee                                  Up to $15     Up to $15
--------------------------------------------------------------------------------
        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                     1.00%  1.00%
Distribution and/or Shareholder Services Fees                       0.25%  1.00%
Other Expenses                                                      0.55%  0.82%
Total Annual Fund Operating Expenses                                1.80%  2.82%
Less Fee Waiver and/or Expense Reimbursement(4)                     0.25%  0.52%
Net Expenses(5)                                                     1.55%  2.30%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)


(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.55% for Class A shares and 2.30% for Class C shares . These expense limitations will remain in effect until at least January 31, 2009. These expense limitations will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.30% for Class A shares and Class C shares. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(5) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class A shares and Class C shares for the fiscal year ended September 30, 2007 were 1.67% and 2.23%, respectively.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                     Redemption
                                                  Class A   Class C    Class C
--------------------------------------------------------------------------------
1 Year                                             $  724   $  333      $  233
3 Years                                            $1,086   $  825      $  825
5 Years                                            $1,472   $1,443      $1,443
10 Years                                           $2,550   $3,110      $3,110
--------------------------------------------------------------------------------


The Fund's Investment Goal


The Touchstone International Equity Fund seeks long-term capital appreciation.


Its Principal Investment Strategies


The Touchstone International Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities, such as common stocks and American Depositary Receipts and Global Depositary Receipts, of issuers located in a broad array of foreign countries. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Fund may invest in companies of any size in seeking to achieve its investment goal.

As sub-advisor, AXA Rosenberg Investment Management LLC ("AXA Rosenberg") employs an investment approach designed to identify attractively priced companies that it believes have superior future earnings potential. It focuses on evaluating the financial characteristics of individual stocks and a company's fundamental data rather than forecasting the trends in markets, investment styles or sectors. AXA Rosenberg's stock selection process is driven by proprietary technology designed to analyze the fundamentals of the more than 17,500 securities currently in AXA Rosenberg's global universe. AXA Rosenberg uses two proprietary stock selection models to evaluate the relative attractiveness of the stocks in its universe: (1) its Valuation Model estimates the fair value for each company in its database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. AXA Rosenberg compares companies operating in similar businesses to identify those believed to be undervalued relative to peers, combining the results from the Valuation and Earnings models to determine an expected return for every stock in its investment universe.

AXA Rosenberg's use of the Valuation and Earnings models creates an integrated buy universe. Using proprietary risk management tools, AXA Rosenberg creates a portfolio of holdings with minimal deviation from the benchmark in terms of industry, country and risk exposures. Stocks are eligible for sale when alternate stocks in its ranked investment universe become more attractive from an expected return and risk perspective.

The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years.(1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

AXA Rosenberg became the sole sub-advisor to the Fund as of January 31, 2006. The performance shown below prior to January 31, 2006 represents the performance of the previous sub-advisors.


Touchstone International Equity Fund - Class A Total Returns

[BAR CHART]


 2001      2002     2003     2004     2005     2006   2007

-26.66%   -20.43%   37.19%   17.53%   15.31%   22.39%  9.57%

                                                Best Quarter
                                                2nd Quarter 2003    21.85%

                                                Worst Quarter
                                                3rd Quarter 2002   -21.21%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on May 31, 1993 until August 4, 2000, the Fund operated as a common trust fund by Pitcairn Trust Company. Performance returns prior to August 4, 2000 are not included in the bar chart above. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn International Equity Fund. On August 1, 2004, the Pitcairn International Equity Fund was reorganized into the Constellation International Equity Fund. On November 20, 2006 the Constellation International Equity Fund was renamed the Touchstone International Equity Fund. AXA Rosenberg remained the sub-advisor after this name change.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the S&P/Citigroup BMI World ex U.S. Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for Class C shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2007

                                                                       Since Inception(1)
                                                 1 Year   5 Years(1)        (8/4/00)
-----------------------------------------------------------------------------------------
TOUCHSTONE INTERNATIONAL EQUITY FUND - CLASS A
Return Before Taxes                               3.24%     18.65%            2.82%
Return After Taxes on Distributions              -0.45%     17.27%            1.91%
Return After Taxes on Distributions
  and Sale of Fund Shares(2)                      3.58%     15.90%            2.01%
S&P/Citigroup BMI World ex U.S. Index(3)         12.65%     23.65%            9.58%

TOUCHSTONE INTERNATIONAL EQUITY FUND - CLASS C
Return Before Taxes                               8.74%     19.16%            2.88%
S&P/Citigroup BMI World ex U.S. Index(3)         12.65%     23.65%            9.58%
-----------------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class II shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The S&P/Citigroup BMI World ex U.S. Index is an unmanaged index representing equities with a float-adjusted capitalization of greater than $100M USD and a traded value greater than $25M USD from 27 of the world's developed markets. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.


               Shareholder Fees
(fees paid directly from your investment)                   Class A     Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                        5.75%(1)      None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)                  None(2)   1.00%(3)
Wire Redemption Fee                                        Up to $15   Up to $15
--------------------------------------------------------------------------------

        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                              0.95%       0.95%
Distribution and/or Shareholder Services Fees                0.25%       1.00%
Other Expenses                                               0.63%       0.79%
Total Annual Fund Operating Expenses                         1.83%       2.74%
Less Fee Waiver and/or Expense Reimbursement(4)              0.38%       0.54%
Net Expenses(5)                                              1.45%       2.20%
--------------------------------------------------------------------------------


(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)


(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.45% for Class A shares and 2.20% for Class C shares. These expense limitations will remain in effect until at least January 31, 2009. These expense limitations will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" and "Distribution and/or Shareholder Services Fees" to 0.50% for Class A shares and 1.25% for Class C shares. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(5) "Net Expenses" for Class C shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Class C shares for the fiscal year ended September 30, 2007 were 2.19%.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                      Redemption
                                                 Class A   Class C     Class C
--------------------------------------------------------------------------------
1 Year                                            $  714    $  323     $  223
3 Years                                           $1,083    $  799     $  799
5 Years                                           $1,475    $1,402     $1,402
10 Years                                          $2,570    $3,031     $3,031
--------------------------------------------------------------------------------

The Fund's Investment Goal

The Touchstone Mid Cap Fund seeks long-term capital growth.

Its Principal Investment Strategies

The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. companies that the sub-advisor, TIP, believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell Midcap Index. As of December 31, 2007, the Russell Midcap Index included companies with capitalizations between $479 million and $42 billion. The size of the companies in the Russell Midcap Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

The Key Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. Since the Fund's Class A and Class C shares have not operated for a full calendar year, the bar chart shows changes in performance (before taxes) of the Fund's Class Y shares during each full calendar year of operations. (1), (2) The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Mid Cap Fund - Class Y Total Returns

[BAR CHART]

 2004     2005     2006     2007

21.77%   19.88%   12.52%   8.87%

                                               Best Quarter:
                                               1st Quarter 2006   14.48%

                                               Worst Quarter:
                                               2nd Quarter 2006   -7.20%

(1) From the Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of Constellation Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006, the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund and the Fund's Class I shares were renamed Class Y shares. TIP remained the sub-advisor after these changes.

(2) These returns are for a class of shares that are not offered in this Prospectus, but that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Class A shares are subject to 12b-1 distribution fees and a front-end sales charge and Class C shares are subject to 12b-1 distribution fees. Class Y shares are not subject to any distribution fees or sales charges, and so the performance of the Class A and Class C shares will be reduced to the extent of these fees and charges.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell Midcap Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The returns for Class A and Class C shares offered by the Fund will differ from the Class Y total returns.

Average Annual Total Returns
For the period ended December 31, 2007
                                                                Since Inception
                                                        1 Year      (1-02-03)
--------------------------------------------------------------------------------
Touchstone Mid Cap Fund - Class Y
Return Before Taxes                                      8.87%       20.21%
Return After Taxes on Distributions                      8.51%       17.80%
Return After Taxes on Distributions
  and Sale of Fund Shares                                5.76%       16.44%
Russell Midcap Index(1)                                  5.60%       18.23%
--------------------------------------------------------------------------------

(1) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index based on total market capitalization. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

             Shareholder Fees
(fees paid directly from your investment)             Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                     5.75%(1)      None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)              None(2)       1.00%(3)
Wire Redemption Fee                                  Up to $15     Up to $15
--------------------------------------------------------------------------------

        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                     0.80%  0.80%
Distribution and/or Shareholder Services Fees                       0.25%  1.00%
Other Expenses(4)                                                   0.96%  0.96%
Total Annual Fund Operating Expenses                                2.01%  2.76%
Less Fee Waiver and/or Expense Reimbursement(5)                     0.86%  0.86%
Net Expenses(6)                                                     1.15%  1.90%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) "Other Expenses" are based on estimated amounts for the current fiscal year.

(5) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.15% for Class A shares and 1.90% for Class C shares . These expense limitations will remain in effect until at least January 31, 2009. These expense limitations will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.35% for Class A shares and Class C shares. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(6) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class A shares and Class C shares for the fiscal year ended September 30, 2007 were 1.13% and 1.52%, respectively.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                    Assuming No
                                                                     Redemption
                                                Class A   Class C     Class C
-------------------------------------------------------------------------------
1 Year                                           $  685    $  293      $  193
3 Years                                          $1,091    $  775      $  775
5 Years                                          $1,521    $1,383      $1,383
10 Years                                         $2,713    $3,027      $3,027
--------------------------------------------------------------------------------

The Fund's Investment Goal

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income.

Its Principal Investment Strategies

The Touchstone Premium Yield Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund focuses on dividend-paying equity securities of U.S. companies that the sub-advisor, Chartwell Investment Partners LP ("Chartwell"), believes possess attractive long-term return potential primarily due to lower than average valuations and an improving business outlook.

The Fund invests in securities of companies operating in a broad range of industries, as well as securities of real estate investment trusts ("REITs"), based primarily on Chartwell's fundamental analysis of dividend-paying companies and a desire to achieve adequate diversification. At the core of Chartwell's investment philosophy is the belief that a combination of high dividend yield and low valuation will deliver superior investment returns over a complete market cycle. Chartwell seeks long-term growth of capital by investing in stocks in the top 40% of the market ranked by dividend yield which it believes to be undervalued and therefore have significant potential for capital appreciation. In addition, a significant number of these investments will be in companies that Chartwell believes are capable of consistent dividend growth which is expected to provide some long-term inflation protection. The Fund will invest in companies of any size greater than $500 million in market capitalization in seeking to achieve its investment goal. Chartwell generally considers selling a security when the dividend yield declines below the top 40 percent of the market ranked by yield; the target price is achieved; the current dividend payment is deemed to be at risk; company, industry or sector fundamentals deteriorate; or when an alternative investment opportunity offers the potential for a greater total return or improved risk management.

The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

The Fund's Performance

The Fund's performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund began operations in December 2007, there is no performance information included in this Prospectus.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

            Shareholder Fees
(fees paid directly from your investment)             Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                     5.75%(1)      None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)              None(2)       1.00%(3)
Wire Redemption Fee                                      Up to $15     Up to $15
--------------------------------------------------------------------------------

        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                     0.70%  0.70%
Distribution and/or Shareholder Service Fees                        0.25%  1.00%
Other Expenses(4)                                                   0.34%  0.34%
Total Annual Fund Operating Expenses                                1.29%  2.04%
Less Fee Waiver and/or Expense Reimbursement(5)                     0.09%  0.09%
Net Expenses                                                        1.20%  1.95%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) "Other Expenses" are based on estimated amounts for the current fiscal year.

(5) Touchstone Advisors and the Trust have entered into an Expense Limitation Agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its advisory fee and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.20% for Class A shares and 1.95% for Class C shares. These expense limitations will remain in effect until at least January31, 2009. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                      Redemption
                                                 Class A   Class C     Class C
--------------------------------------------------------------------------------
1 Year                                            $690       $298       $198
3 Years                                           $952       $631       $631
--------------------------------------------------------------------------------

The Fund's Investment Goal

The Touchstone Small Cap Value Opportunities Fund seeks long-term capital growth.

Its Principal Investment Strategies

The Touchstone Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisors, TIP, Diamond Hill Capital Management, Inc. ("Diamond Hill") and James Investment Research, Inc. ("JIR"), believe have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is no larger than the largest stock in the Russell 2000 Value Index. As of December 31, 2007, the Russell 2000 Value Index included companies with capitalizations up to $6 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.

TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Diamond Hill's investment process is designed to identify well managed companies whose market prices are at a discount to the intrinsic value of the business. Diamond Hill employs a two part process to select securities. It performs fundamental research to find companies that it believes have solid growth prospects. Diamond Hill also uses a proprietary valuation model to build an intrinsic value for each company under consideration. As part of fundamental research, Diamond Hill may evaluate a company's corporate and financial history and strength of management. It may also analyze the company's relative pricing power, long term cash flow, return on equity and other financial metrics. Diamond Hill may sell a security if it fully appreciates to its estimate of intrinsic value, if it believes that the company's fundamentals are deteriorating or if it identifies a more attractive investment opportunity.

JIR does much of its own research using quantitative databases and statistical expertise. It uses a number of elements to help predict future stock and bond price movements. JIR will use a proprietary investment model to select stocks for the Fund that it believes are undervalued and more likely to appreciate. JIR focuses on value, neglect or stocks which are underrepresented by institutional investors, as well as on management commitment. JIR also assesses a number of fundamental factors such as earnings, earnings trend, price earning multiples, return on assets and balance sheet data as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges. For the Fund, JIR refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. JIR will invest primarily in common stocks of those companies with market capitalizations of $1.5 billion or less at the time of purchase. JIR will usually sell a security when the market capitalization exceeds $2 billion, or when the company no longer meets JIR's investment criteria.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. Since the Fund's Class A and Class C shares have not operated for a full calendar year, the bar chart shows changes in performance (before taxes) of the Fund's Class Z shares during each full calendar year of operations. 1, (2) The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Small Cap Value Opportunities Fund - Class Z Total Return

[BAR CHART]

 2003    2004   2005    2006    2007

54.13%  23.73%  9.71%  12.71%  -1.20%

                                         Best Quarter:
                                         2nd Quarter 2003   18.97%

                                         Worst Quarter:
                                         1st Quarter 2003   -4.60%

(1) From the Fund's inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund's name was changed to Constellation Small Cap Value Opportunities Fund. On November 20, 2006, the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund and the Fund's Class II shares were renamed Class Z shares. TIP and Diamond Hill remained the sub-advisors after the change. Diamond Hill became a sub-advisor to the Fund on January 17, 2006. JIR became a sub-advisor to the Fund on June 20, 2007.

(2) These returns are for a class of shares that are not offered in this Prospectus, but that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Class A shares are subject to 12b-1 distribution fees and a front-end sales charge and Class C shares are subject to 12b-1 distribution fees. Class Z shares are not subject to any sales charges, and so the performance of the Class A and Class C shares will be reduced to the extent of these charges.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The returns for Class A and Class C shares offered by the Fund will differ from the Class Z total returns.

Average Annual Total Returns
For the period ended December 31, 2007

                                                                                    Since Inception(1)
Touchstone Small Cap Value Opportunities Fund - Class Z          1 Year   5 Years        (3/4/02)
------------------------------------------------------------------------------------------------------
Return Before Taxes                                               -1.20%    18.43%         15.19%
Return After Taxes on Distributions                               -3.05%    16.97%         13.97%
Return After Taxes on Distributions and Sale of Fund Shares(2)     0.56%    15.61%         12.86%
Russell 2000 Value Index(3)                                       -9.78%    15.80%         10.40%
------------------------------------------------------------------------------------------------------

(1) The performance information shown above reflects performance for the Fund as managed solely by TIP through 2005. Diamond Hill became a sub-advisor to the Fund on January 17, 2006 and JIR became a sub-advisor to the Fund on June 20, 2007.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an Index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

               Shareholder Fees
(fees paid directly from your investment)              Class A      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                     5.75%(1)      None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)              None(2)       1.00%(3)
Wire Redemption Fee                                  Up to $15     Up to $15
--------------------------------------------------------------------------------

        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                     0.95%  0.95%
Distribution and/or Shareholder Services Fees                       0.25%  1.00%
Other Expenses(4)                                                   0.45%  0.45%
Total Annual Fund Operating Expenses                                1.65%  2.40%
Less Fee Waiver and/or Expense Reimbursement(5)                     0.15%  0.15%
Net Expenses(6)                                                     1.50%  2.25%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) "Other Expenses" are based on estimated amounts for the current fiscal year.

(5) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "NetExpenses" to 1.50% for Class A shares and 2.25% for Class C shares . These expense limitations will remain in effect until at least January 31, 2009. These expense limitations will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.30% for Class A shares and Class C shares. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(6) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class A shares and Class C shares for the fiscal year ended September 30, 2007 were 1.49% and 2.09%, respectively.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                      Redemption
                                                 Class A   Class C     Class C
--------------------------------------------------------------------------------
1 Year                                            $  719    $  328      $  228
3 Years                                           $1,052    $  734      $  734
5 Years                                           $1,407    $1,267      $1,267
10 Years                                          $2,405    $2,725      $2,725
--------------------------------------------------------------------------------

The Fund's Investment Goal


The Touchstone Value Opportunities Fund seeks long-term total return.


Its Principal Investment Strategies


The Touchstone Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Clover Capital, believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. The Fund may invest in companies of any size in seeking to achieve its investment goal. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.


The Key Risks

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the market capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.


This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.


The Fund's Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years.(1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Touchstone Value Opportunities Fund - Class A Total Return



[BAR CHART]

 1998   1999    2000    2001    2002     2003    2004    2005    2006   2007
-1.47%  4.27%  10.70%  13.00%  -12.04%  32.65%  17.77%  12.09%  15.18%  8.28%

                                                                                Best Quarter
                                                                                2nd Quarter 2003    19.20%

                                                                                Worst Quarter
                                                                                3rd Quarter 2002   -16.07%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Midcap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Midcap Value Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital as the sub-advisor, and from that date until May 7, 2004 the Fund operated as the Turner Core Value Fund. On May 7, 2004, the Turner Core Value Fund was reorganized into the Constellation Clover Core Value Fund. On November 20, 2006 the Constellation Clover Core Value Fund was renamed the Touchstone Value Opportunities Fund. Clover remained the sub-advisor after this name change. The return for Class A shares includes performance of the Fund that was achieved prior to the creation of Class A shares on November 20, 2006, which is the same as the performance of Class Z shares offered in a separate prospectus. The returns for periods prior to November 20, 2006 have been restated for fees applicable to Class A shares, which include a 0.25% 12b-1 fee. Performance shown for 2007 reflects the actual returns of the Fund's Class A shares.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007, to those of the Russell 3000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

Average Annual Total Returns
For the period ended December 31, 2007          1 Year   5 Years(1)  10 Years(1)
--------------------------------------------------------------------------------
TOUCHSTONE VALUE OPPORTUNITIES FUND - CLASS A
Return Before Taxes                               2.04%     15.54%       8.82%
Return After Taxes on Distributions               0.46%     13.50%       6.75%
Return After Taxes on Distributions
  and Sales of Fund Shares(2)                     2.93%     13.05%       6.80%
Russell 3000 Value Index(3)                      -1.01%     14.69%       7.73%
TOUCHSTONE VALUE OPPORTUNITIES FUND - CLASS C
Return Before Taxes                               7.73%     16.11%       8.68%
Russell 3000 Value Index(3)                      -1.01%     14.69%       7.73%
--------------------------------------------------------------------------------

(1) The 5 year and 10 year returns for Class A and Class C shares includes performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class Z shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.


               Shareholder Fees
(fees paid directly from your investment)              Class A      Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                      5.75%(1)     None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)               None(2)      1.00%(3)
Wire Redemption Fee                                   Up to $15    Up to $15
--------------------------------------------------------------------------------

        Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                     0.74%  0.74%
Distribution and/or Shareholder Services Fees                       0.25%  1.00%
Other Expenses                                                      0.32%  0.37%
Total Annual Fund Operating Expenses                                1.31%  2.11%
Less Fee Waiver and/or Expense Reimbursement(4)                     0.12%  0.17%
Net Expenses(5)                                                     1.19%  1.94%
--------------------------------------------------------------------------------


(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)


(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" to 1.19% for Class A shares and 1.94% for Class C shares. These expense limitations will remain in effect until at least January 31, 2009. These expense limitations will become effective on February 1, 2008. Prior to February 1, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.35% for Class A shares and Class C shares, which resulted in "Net Expenses" of 1.34% for Class A shares and 2.09% for Class C shares. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(5) "Net Expenses" shown above reflect a change in the Fund's operating expenses and will differ from the "Net Expenses" reflected in the Fund's Annual Report for the fiscal year ended September 30, 2007. The actual "Net Expenses" for the Fund's Class A shares and Class C shares for the fiscal year ended September 30, 2007 were 1.31% and 1.86%, respectively.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                      Redemption
                                                 Class A   Class C      Class C
--------------------------------------------------------------------------------
1 Year                                            $  689    $  297      $  197
3 Years                                           $  955    $  645      $  645
5 Years                                           $1,241    $1,118      $1,118
10 Years                                          $2,053    $2,428      $2,428
--------------------------------------------------------------------------------

Can a Fund Depart From its Normal Investment Strategies?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.


Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.


What are the Principal Risks of Investing in the Funds?

Equity Risk (Equity Funds). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Manager of Managers Risk (All Funds). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Foreign Investing Risk (International Equity Fund). A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Currency Risk (International Equity Fund). A Fund that invests directly in foreign currencies or in securities that trade and receive revenues in foreign (non-U.S.) currencies is subject to the risk that those currencies will decline in value relative to the U.S. dollar. (In the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged.) Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

Change in Market Capitalization (Diversified Small Cap Value, Mid Cap and Small Cap Value Opportunities Funds). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

Portfolio Turnover (All Funds). Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

REITs Risk (Premium Yield Equity Fund). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

New Fund Risk (Premium Yield Equity Fund). A new Fund may not grow to a size that is viable for continued operation and may be liquidated due to certain size constraints. A liquidation of the Fund could be done without shareholder consent and could cause a taxable event for the shareholder.

What are Some of the Other Risks of Investing in the Funds?

Derivatives (All Funds). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:


      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;


      o To enhance a Fund's potential gain in non-hedging or speculative situations; or


      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.


Exchange-Traded Funds (All Funds). The Funds may invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Lending of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

Where Can I Find Information About the Funds' Portfolio Holdings Disclosure Policies?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.touchstoneinvestments.com.

Investment Advisor


Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2007, Touchstone Advisors had approximately $8.3 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees.

Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.

Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service


Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its Sub-Advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the Sub-Advisors.

For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee (the fee to be paid by the Premium Yield Equity Fund during the current fiscal year is shown in the table below):

Name of Fund                                                     Annual Fee Rate
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund                            0.85%
Touchstone Healthcare and Biotechnology Fund                           1.00%
Touchstone International Equity Fund                                   0.95%
Touchstone Mid Cap Fund                                                0.80%
Touchstone Premium Yield Equity Fund                                   0.70%
Touchstone Small Cap Value Opportunities Fund                          0.95%
Touchstone Value Opportunities Fund                                    0.74%
--------------------------------------------------------------------------------

Contractual Fee Waiver Agreement

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Net Expenses" in the aggregate from exceeding the levels set forth below. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will become effective on March 2, 2008, except the Value Opportunities Fund which will become effective on February 1, 2008. These fee waivers and expense reimbursements will remain in effect until January 31, 2009. For contractual fee waiver agreement information prior to March 2, 2008 (and February 1, 2008 for the Value Opportunities Fund), see the expense tables for each Fund located in the front part of this prospectus.

--------------------------------------------------------------------------------
                                                            Contractual Limit on
Fund                                                           "Net Expenses"
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class A                 1.45%
Touchstone Diversified Small Cap Value Fund Class C                 2.20%
Touchstone Healthcare and Biotechnology Fund Class A                1.55%
Touchstone Healthcare and Biotechnology Fund Class C                2.30%
Touchstone International Equity Fund Class A                        1.45%
Touchstone International Equity Fund Class C                        2.20%
Touchstone Mid Cap Fund Class A                                     1.15%
Touchstone Mid Cap Fund Class C                                     1.90%
Touchstone Premium Yield Equity Fund Class A                        1.20%
Touchstone Premium Yield Equity Fund Class C                        1.95%
Touchstone Small Cap Value Opportunities Fund Class A               1.50%
Touchstone Small Cap Value Opportunities Fund Class C               2.25%
Touchstone Value Opportunities Fund Class A                         1.19%
Touchstone Value Opportunities Fund Class C                         1.94%
--------------------------------------------------------------------------------



Sub-Advisors


Clover Capital Management, Inc., ("Clover Capital") an SEC-registered advisor located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as sub-advisor to the Touchstone Diversified Small Cap Value and the Touchstone Value Opportunities Funds (the "Touchstone Clover Funds"). From May 1, 2001 to May 7, 2004, Clover Capital served as the Sub-Advisor to the Turner Small Cap Value and Core Value Funds. Prior to May 1, 2001, Clover Capital served as these Funds' investment advisor. As sub-advisor, Clover Capital makes investment decisions for the Touchstone Clover Funds and also ensures compliance with the Touchstone Clover Funds' investment policies and guidelines. As of December 31, 2007, Clover Capital had approximately $2.5 billion in assets under management.

Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as sub-advisor to the Touchstone Healthcare and Biotechnology Fund, the Touchstone Mid Cap Fund and one of the three sub-advisors to the Touchstone Small Cap Value Opportunities Fund (the "Touchstone TIP Funds"). Prior to May 7, 2004, TIP served as the investment advisor to the Turner Healthcare and Biotechnology Fund and Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment advisor to the Turner Small Cap Value Opportunities Fund. As sub-advisor, TIP makes investment decisions for the Touchstone TIP Funds and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2007, TIP had approximately $29 billion in assets under management.

Diamond Hill Capital Management, Inc. ("Diamond Hill"), an SEC-registered advisor located at 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215, began serving as one of the three sub-advisors to the Touchstone Small Cap Value Opportunities Fund effective January 17, 2006. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As sub-advisor, Diamond Hill makes investment decisions for that portion of the Touchstone Small Cap Value Opportunities Fund's investment portfolio for which it is responsible. Diamond Hill also ensures compliance with the Touchstone Small Cap Value Opportunities Fund's investment policies and guidelines with respect to those assets for which it is responsible. As of December 31, 2007, Diamond Hill had approximately $4.4 billion in assets under management.

James Investment Research, Inc., ("JIR"), an SEC- registered advisor located at 1349 Fairground Road, Xenia, OH 45385, began serving as one of the three sub-advisors to the Touchstone Small Cap Value Opportunities Fund effective June 20, 2007. As a sub-advisor, JIR makes investment decisions for that portion of the Fund's investment portfolio for which it is responsible. JIR also ensures compliance with the Fund's investment policies and guidelines with respect to those assets for which it is responsible. As of December 31, 2007, JIR had approximately $2.2 billion in assets under management.

AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), located at 4 Orinda Way, Building E, Orinda, CA 94563, serves as sub-advisor to the Touchstone International Equity Fund. As sub-advisor, AXA Rosenberg makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2007, AXA Rosenberg had approximately $135.3 billion in assets under management.

Chartwell Investment Partners LP ("Chartwell"), an SEC-registered advisor located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. As sub-advisor, Chartwell makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2007, Chartwell had approximately $6.1 billion in assets under management.

PRIOR PERFORMANCE OF CHARTWELL'S SUBSTANTIALLY SIMILAR PRIVATE ACCOUNT

Chartwell has been managing premium yield equity stocks since 2002. Chartwell began managing one account using this strategy on July 1, 2002. This account and the Fund have substantially similar investment objectives, policies and strategies. The information for the account is provided to show the past performance of Chartwell in managing the account, as measured against specified market indexes. The performance of the account managed by Chartwell does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the managed account is not subject to certain investment limitations, diversification or other restrictions imposed by the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed account. The results for different periods may vary. All of Chartwell's substantially similar accounts and investment companies are included in this presentation.

The account's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the account are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The managed account is valued at least quarterly, and periodic returns are mathematically linked. The performance is shown both gross and net of the estimated sales load of 5.75%, which is the maximum sales load for the Class A shares of the Fund, and expenses of 1.20%, which are the expenses estimated for the first year of the operation of the Class A shares of the Fund. Results include the reinvestment of dividends and capital gains.

This method of calculating performance of the managed account differs from the SEC's standardized methodology to calculate performance and results in a total return different from that derived from the standardized methodology.

------------------------------------------------------------------------------------------------------------
                                        07/01/02    01/01/03    01/01/04    01/01/05    01/01/06    01/01/07
                                       -12/31/02   -12/31/03   -12/31/04   -12/31/05   -12/31/06   -12/31/07
------------------------------------------------------------------------------------------------------------
Chartwell's Substantially Similar        -17.09%     18.56%       7.41%      -4.17%      14.64%      -8.74%
  Style Account(1) (including
  estimated expenses and sales load)
------------------------------------------------------------------------------------------------------------

Chartwell's Substantially Similar
  Style Account(1) (excluding            -11.39%     27.07%      15.24%       2.95%      22.91%      -1.90%
  estimated expenses and sales load)
------------------------------------------------------------------------------------------------------------

Russell 3000 Value Index(3)              -15.18%     31.14%      16.94%       6.85%      22.34%      -1.01%
------------------------------------------------------------------------------------------------------------

Dow Jones U.S. Select Dividend            -9.40%     30.16%      18.14%       3.79%      19.54%      -5.96%
  Index(4)
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               1 Year(2)   3 Year(2)   5 Year(2)
--------------------------------------------------------------------------------
Chartwell's Substantially Similar                -5.16%       4.11%       4.05%
  Style Account(1) (including
  estimated expenses and sales load)
--------------------------------------------------------------------------------

Chartwell's Substantially Similar
  Style Account(1) (excluding                    -1.90%       7.47%      12.69%
  estimated expenses and sales load)
--------------------------------------------------------------------------------

Russell 3000 Value Index(3)                      -1.01%       8.97%      14.69%
--------------------------------------------------------------------------------

Dow Jones U.S. Select Dividend                   -5.96%       5.57%      12.59%
  Index(4)
--------------------------------------------------------------------------------

(1) On July 1, 2002, Chartwell began managing this style with one account totaling $28 million. As of December 31, 2007, the account totaled approximately $132 million. The growth of the account is due to asset appreciation and an influx of assets from investors.

(2)   Returns as of December 31, 2007.

(3) The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(4) The Dow Jones U.S. Select Dividend Index measures the performance of the 100 leading U.S. dividend-paying companies. It is derived from the Dow Jones U.S. Total Market Index, which covers approximately 95% of U.S. market capitalization. The Indexes reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

Sub-Advisory Fees

The fee paid by Touchstone Advisors to each sub-advisor during the Fund's most recent fiscal year, based on the average daily net assets of the Fund at an annualized rate, (and the fee to be paid to Chartwell for the Premium Yield Equity Fund and to JIR for the Small Cap Value Opportunities Fund during the current fiscal year) is shown in the table below:

Name of Fund                                                     Annual Fee Rate
--------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund - Clover Capital           0.45%
Touchstone Healthcare and Biotechnology Fund - TIP                     0.50%
Touchstone International Equity Fund - AXA Rosenburg                   0.50%
Touchstone Mid Cap Fund - TIP                                          0.50%
Touchstone Premium Yield Equity Fund - Chartwell                       0.35%
Touchstone Small Cap Value Opportunities Fund
  TIP                                                                 0.525%
  Diamond Hill                                                         0.55%
  JIR                                                                  0.50%
Touchstone Value Opportunities Fund - Clover Capital*                  0.37%
--------------------------------------------------------------------------------

* The Board of Trustees approved a change to the Fund's sub-advisory fee schedule, effective February 21, 2008. Under the previous schedule Touchstone Advisors paid Clover Capital a fee of 0.37% of the Fund's average daily net assets. Under the new schedule Touchstone Advisors pays Clover Capital a fee of 0.37% on the first $105 million of the Fund's average daily net assets and 0.35% on assets in excess of $105 million.

A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2008 Semiannual Report.


Portfolio Managers


The Touchstone Diversified Small Cap Value Fund is managed by Michael Jones, Lawrence Creatura and Stephen Gutch. The Touchstone Healthcare and Biotechnology Fund is managed by Frank Sustersic, Heather McMeekin and Vijay Shankaran. The Touchstone International Equity Fund is managed by Dr. William Ricks. The Touchstone Mid Cap Fund is managed by Thomas DiBella and Steven Gold. The Touchstone Premium Yield Equity Fund is managed by Richard M. Behler, Kevin A. Melich, Matthew S. Levitties, Douglas W. Kugler and Ryan M. Nelson. The Touchstone Small Cap Value Opportunities Fund is managed by Thomas DiBella and Steven Gold for TIP, Ric Dillon and Thomas Schindler for Diamond Hill and an investment committee of JIR, which consists of seven people. The Touchstone Value Opportunities Fund is managed by Michael Jones, Matthew Kaufler and Paul Spindler. The background of each portfolio manager is set forth below. Additional information related to each portfolio manager may be found in the SAI.


Clover Capital Management, Inc.


Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. He has investment experience dating back to 1994.

Stephen K. Gutch, CFA, Portfolio Manager, joined Clover Capital in 2003. Previously he was an analyst for Continental Advisors, LLC (July 2002 to August
2003) and portfolio manager with Fulcrum Investment Group, LLC (1997 to June
2002). He has investment experience dating back to 1995.

Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital's Chief Executive Officer. He has investment experience dating back to 1979.


Matthew P. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. He has investment experience dating back to 1986.

Paul W. Spindler, CFA, Portfolio Manager, joined Clover Capital in 1988. He has investment experience dating back to 1988.

Turner Investment Partners, Inc.

Heather F. McMeekin, Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. She has investment experience dating back to 1995.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1994. He has investment experience dating back to 1989.


Vijay Shankaran, MD, PhD, Portfolio Manager/Security Analyst, joined TIP in 2006. Prior to joining TIP, he was employed by Caxton Associates, MedImmune, Inc., and RiverVest Ventures. He has investment experience dating back to 2000.

Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of Turner Investment Management, LLC, a subsidiary of TIP. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. Mr. DiBella has investment experience dating back to 1983 and has managed the Fund since its inception in March 2002.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined Turner Investment Management LLC, a subsidiary of TIP, in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. Mr. Gold has investment experience dating back to 1985 and has managed the Fund since 2007.

Diamond Hill Capital Management, Inc.

Ric Dillon, CFA, President and Chief Investment Officer, joined Diamond Hill in 2000. He has investment experience dating back to 1978.

Thomas Schindler, CFA, Portfolio Manager & Analyst, joined Diamond Hill in 2000. He has investment experience dating back to 1997.

James Investment Research, Inc.

The Small Cap Value Opportunities Fund will be managed by an investment committee of JIR, which consists of seven members. The investment committee makes the investment decisions, and is primarily responsible for the day-to-day management of the portfolio. Portfolio managers rotate through various positions to ensure depth of skills and familiarity with the product. The members of the Investment Committee are:

Dr. Frank James, Ph.D., is the Founder and Chairman of JIR and team leader of the investment committee. Dr. James earned his Ph.D. from Rensselaer Polytechnic Institute in 1967. Dr. James was formerly in charge of the graduate management program and a professor of Management and Statistics at the Air Force Institute of Technology. His current responsibilities include overseeing JIR's investment management and research.

Barry R. James, CFA, CIC, is President of JIR and a portfolio manager. He is a principal officer of the James Advantage Funds. He received his undergraduate degree from The United States Air Force Academy and his Master's Degree from Boston University. He joined JIR in its beginning years before a tour of duty as an officer with the United States Air Force. He returned to JIR in 1986. Mr. James currently oversees the management of JIR.

Ann M. Shaw, CFP, joined JIR in 1978 and is the Chief Operating Officer and a portfolio manager. She is involved in security analysis and client service. Ms. Shaw received her Bachelor's Degree from Capital University.

Thomas L. Mangan joined JIR in 1994 and is a Senior Vice President and a portfolio manager. Mr. Mangan is also a principal officer of the James Advantage Funds. He is a graduate of The Ohio State University and earned his MBA from The University of Notre Dame in 1974. Mr. Mangan has over 30 years of experience in trading and portfolio management, including positions in New York, London and Chicago. He is a CMFC and has been an adjunct professor in the Finance Department at Wright State University since 2000.

David W. James, CFA, joined JIR in 1981 and is a Senior Vice President of Research and a portfolio manager. His responsibilities include research projects and statistical analysis. Mr. James studied computer science and statistics at Florida State University and Wright State University.

R. Brian Culpepper joined JIR in 1995 and is a portfolio manager. Mr. Culpepper is involved in equity research. He is a graduate of Wright State University in Dayton, Ohio, where he earned a double Bachelor of Science degree in Management Information Systems and Management in 1995 and an MBA in 2005 and is a CMFC.

Brian Shepardson, CFA, CIC, joined JIR in 1999. He is a portfolio manager and is involved in equity and fixed income research. Mr. Shepardson obtained his BBA from the University of Cincinnati in 1996, holds a CFA charter and is a CMFC.


AXA Rosenberg Investment Management LLC

Dr. William Ricks, Chief Executive Officer and Chief Investment Officer, joined AXA Rosenberg in 1989. He has investment experience dating back to 1989.


Chartwell Investment Partners LP

Richard M. Behler, Ph.D. joined Chartwell Investment Partners in 2003. He is a Managing Partner and Senior Portfolio Manager with 21 years of industry experience. Prior to joining Chartwell, Dr. Behler was a Managing Director at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) serving as Portfolio Manager, where his group was responsible for over $12 billion in value equity assets. Prior to joining Morgan Stanley, he was a Portfolio Manager at Moore Capital Management from 1992 to 1995. Previous employment included Merrill Lynch & Company and Chase Econometrics. Dr. Behler earned a Bachelor's degree in Economics from Villanova University and a Masters Degree and Ph.D. in Economics from the University of Notre Dame.

Kevin A. Melich, CFA joined Chartwell Investment Partners in 1997. He is a Managing Partner and Senior Portfolio Manager with 43 years of industry experience. Prior to joining Chartwell, Mr. Melich was a Senior Portfolio Manager at Delaware Investment Advisers from 1983 to 1997. There, he managed over $1.6 billion for institutional accounts in the equity income, value style. From 1979 to 1983, Mr. Melich was a Partner with the economics consulting firm, A.B. Laffer Associates. From 1964 to 1979, he was the Senior Investment Officer and Manager of the Trust and Investment Division of Security Trust Company. Mr. Melich earned a Bachelor of Science degree in Economics from St. John Fisher College and holds the Chartered Financial Analyst designation.

Matthew S. Levitties joined Chartwell Investment Partners in 2003. He is a Principal and Senior Portfolio Manager. From 2001 to 2003, he was a Vice President and Portfolio Manager at Morgan Stanley Investment Management (Miller Anderson & Sherrerd), where his group was responsible for over $12 billion in value equity assets. Prior to joining Morgan Stanley, he was an Assistant Vice President and Analyst at Wellington Management Company, LLP. Previous employment included Safeguard Scientifics and The Services Group. Mr. Levitties earned a Bachelor's degree in Economics and a Masters Degree in International Economics and American Foreign Policy from The Johns Hopkins University and an MBA from the University of Pennsylvania's Wharton School.

Douglas W. Kugler, CFA, joined Chartwell Investment Partners in 2003. He is a Principal and Portfolio Manager. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, Junior Associate in the Equity Department, and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Prior to joining Morgan Stanley, he was an Assistant Vice President and Senior Accounting Officer at Provident Financial Processing Corporation. Mr. Kugler is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware and holds the Chartered Financial Analyst designation.

Ryan M. Nelson joined Chartwell Investment Partners in 2006. He is an Equity Portfolio Analyst. Prior to joining Chartwell, he was employed at Liberty Ridge Capital as a Research Analyst with their Large Cap Growth and Small Cap Growth Investment products. Mr. Nelson earned a Bachelor's degree in Economics from Northwestern University and an MBA in Finance from the University of Pennsylvania's Wharton School. He has passed all three levels of the CFA examination.

SHARE CLASS OFFERINGS. Each Fund currently offers the following classes of shares. The Funds' Class Y and Class Z shares are offered in a separate prospectus. For information about the Class Y shares and Class Z shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407 or call your financial advisor.

                                           Class A   Class C   Class Y   Class Z
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund              X         X                   X
Healthcare and Biotechnology Fund             X         X
International Equity Fund                     X         X
Mid Cap Fund                                  X         X         X         X
Premium Yield Equity Fund                     X         X
Small Cap Value Opportunities Fund            X         X                   X
Value Opportunities Fund                      X         X                   X
--------------------------------------------------------------------------------


Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 fee.


CLASS A SALES CHARGE-EQUITY FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.


                                                                    Sales Charge
                                                    Sales Charge       as % of
                                                      as % of        Net Amount
Amount of Your Investment                          Offering Price     Invested
--------------------------------------------------------------------------------
Under $50,000                                           5.75%           6.10%
$50,000 but less than $100,000                          4.50%           4.71%
$100,000 but less than $250,000                         3.50%           3.63%
$250,000 but less than $500,000                         2.95%           3.04%
$500,000 but less than $1 million                       2.25%           2.30%
$1 million or more                                      0.00%           0.00%
--------------------------------------------------------------------------------


WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:


      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has an agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.


      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.


      o Reivestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class C Shares

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

12b-1 DISTRIBUTION PLANS. Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Funds directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Funds.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

(!) INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

Minimum Investment Requirements


                                                          Initial     Additional
                                                         Investment   Investment
--------------------------------------------------------------------------------
Regular Account                                            $2,500        $50
Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")        $1,000        $50
Investments through the Automatic Investment Plan          $  100        $50
--------------------------------------------------------------------------------


(!) INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.


o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.


o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

By exchange

o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

Through retirement plans

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

o     403(b)(7) Custodial Accounts

Employer Sponsored Retirement Plans

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

* SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through a processing organization


You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then there could be a delay as to when the purchase or sales order is received for processing. When shares are purchased this way, there may be various differences. The Authorized Processing Organization may:


      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf


o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.


o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

Pricing of Purchases


We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

Adding to Your Account

By check

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

Purchases with Securities

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.


REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares


You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.


By telephone

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

By mail

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

By wire

o     Complete the appropriate information on the investment application.


o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.


o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

Through a systematic withdrawal plan

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

Through your financial advisor or processing organization

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

(!) INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o    The redemption is made first from amounts not subject to a CDSC; then

o    From the earliest purchase payment(s) that remain invested in the Fund


The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.


The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o    Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o    Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and
(3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.


Householding Policy

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.


FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.


* SPECIAL TAX CONSIDERATION

You should contact your tax advisor if you use the Reinstatement Privilege.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits.


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may also incur transaction and brokerage costs when they sell the securities.


Pricing of Fund Shares


Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds (except for the International Equity Fund), any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.


Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.


The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

* SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.


Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Value Opportunities Fund and the Diversified Small Cap Value Fund distribute their income, if any, quarterly as a dividend to shareholders. The Premium Yield Equity Fund distributes its income monthly as a dividend to shareholders. The Healthcare and Biotechnology Fund, the Mid Cap Fund, the Small Cap Value Opportunities Fund and the International Equity Fund distribute their income annually, if any, as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own shares on a Fund's record date, you will be entitled to receive the distribution.


You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.


Tax Information

DISTRIBUTIONS. The Funds may make distributions of dividends that may be taxes at different rates depending on the length of time a Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.


ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.


LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund for the years ended September 30, 2007 and 2006; and for the year ended September 30, 2003 for the Touchstone Healthcare and Biotechnology Fund, were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2007 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI. Financial highlights for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

DIVERSIFIED SMALL CAP VALUE FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    26.95
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.02
   Net realized and unrealized gains on investments                     0.38
--------------------------------------------------------------------------------
Total from investment operations                                        0.40
--------------------------------------------------------------------------------
Distributions from net realized gains                                  (7.79)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    19.56
================================================================================
Total return (B)                                                        1.68%(C)
================================================================================
Net assets at end of period (000s)                                $      205
================================================================================
Ratio of net expenses to average net assets                             1.28%(D)
Ratio of gross expenses to average net assets                           1.81%(D)
Ratio of net investment income to average net assets                    0.23%(D)
Portfolio turnover rate                                                   79%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

DIVERSIFIED SMALL CAP VALUE FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    26.95
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                (0.04)
   Net realized and unrealized gains on investments                    0.36
--------------------------------------------------------------------------------
Total from investment operations                                       0.32
--------------------------------------------------------------------------------
Distributions from net realized gains                                 (7.79)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    19.48
================================================================================
Total return (B)                                                       1.26%(C)
================================================================================
Net assets at end of period (000s)                               $       79
================================================================================
Ratio of net expenses to average net assets                            1.86%(D)
Ratio of gross expenses to average net assets                          1.86%(D)
Ratio of net investment loss to average net assets                    (0.38%)(D)
Portfolio turnover rate                                                  79%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004           2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                   $   15.91      $   16.13         $   13.79      $   12.31      $    9.83
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                     (0.14)         (0.18)            (0.16)         (0.06)         (0.11)
   Net realized and unrealized gains on investments         3.10           0.40              3.02           1.55           2.59
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            2.96           0.22              2.86           1.49           2.48
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                      (0.59)         (0.44)            (0.52)         (0.01)            --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                         $   18.28      $   15.91         $   16.13      $   13.79      $   12.31
===============================================================================================================================
Total return (A)                                           19.25%          1.37%            21.10%         12.12%         25.23%
===============================================================================================================================
Net assets at end of year (000's)                      $  53,295      $  55,120         $  59,742      $  35,371      $  14,853
===============================================================================================================================
Ratio of net expenses to average net assets                 1.67%          1.85%(B)          1.88%          1.61%          1.47%
Ratio of gross expenses to average net assets               1.80%          1.85%             1.88%          1.84%          1.63%
Ratio of net investment loss to average net assets         (0.63%)        (0.99%)           (1.35%)        (1.10%)        (1.16%)
Portfolio turnover rate                                      156%           158%              169%           163%           274%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.84%.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------

Net asset value at beginning of period                           $    15.98
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                                (0.03)
   Net realized and unrealized gains on investments                    2.83
--------------------------------------------------------------------------------
Total from investment operations                                       2.80
--------------------------------------------------------------------------------
Distributions from net realized gains                                 (0.59)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    18.19
================================================================================
Total return (B)                                                      18.15%(C)
================================================================================
Net assets at end of period (000s)                               $    1,396
================================================================================
Ratio of net expenses to average net assets                            2.23%(D)
Ratio of gross expenses to average net assets                          2.57%(D)
Ratio of net investment loss to average net assets                    (1.27%)(D)
Portfolio turnover rate                                                 156%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

INTERNATIONAL EQUITY FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                                  YEAR ENDED
                                                                   SEPTEMBER 30,                                 OCTOBER 31,
                                                --------------------------------------------------         ----------------------
                                                  2007          2006          2005         2004(A)           2003          2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $  10.14      $   8.75      $   7.06      $   6.47         $   5.23      $   6.19
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                            0.12          0.10(B)       0.07          0.05             0.06          0.04
   Net realized and unrealized gains
      (losses) on investments                       2.45          1.41(B)       1.64          0.71             1.21         (0.94)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    2.57          1.51          1.71          0.76             1.27         (0.90)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income            (0.13)        (0.12)        (0.02)        (0.17)           (0.03)        (0.06)
   Distributions from net realized gains           (0.45)           --            --            --               --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (0.58)        (0.12)        (0.02)        (0.17)           (0.03)        (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                $  12.13      $  10.14      $   8.75      $   7.06         $   6.47      $   5.23
=================================================================================================================================
Total return (C)                                   26.22%        17.42%        24.19%        11.97%(D)        24.40%       (14.68%)
=================================================================================================================================
Net assets at end of period (000's)             $154,623      $151,336      $127,929      $107,001         $ 97,817      $ 83,513
=================================================================================================================================
Ratio of net expenses to average net assets         1.45%         1.41%         1.44%         1.35%(E)         1.30%         1.32%
Ratio of gross expenses to average net assets       1.83%         1.64%         1.64%         1.60%(E)         1.60%         1.48%
Ratio of net investment income to average net
  assets                                            1.11%         1.09%         0.80%         0.90%(E)         1.15%         0.63%
Portfolio turnover rate                               61%          140%           53%           62%(E)          128%           69%

(A) For the eleven-month period ended September 30, 2004. The Fund changed its fiscal year end from October 31 to September 30.

(B)   Per share data calculated using average shares method.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

INTERNATIONAL EQUITY FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    10.56
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.17
   Net realized and unrealized gains on investments                     1.92
--------------------------------------------------------------------------------
Total from investment operations                                        2.09
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.13)
   Distributions from net realized gains                               (0.45)
--------------------------------------------------------------------------------
Total distributions                                                    (0.58)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    12.07
================================================================================
Total return (B)                                                       20.54%(C)
================================================================================
Net assets at end of period (000s)                                $      740
================================================================================
Ratio of net expenses to average net assets                             2.19%(D)
Ratio of gross expenses to average net assets                           2.49%(D)
Ratio of net investment income to average net assets                    0.89%(D)
Portfolio turnover rate                                                   61%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

MID CAP FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    18.14
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.00)(B)
   Net realized and unrealized losses on investments                  (0.28)
--------------------------------------------------------------------------------
Total from investment operations                                      (0.28)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    17.86
================================================================================
Total return (C)                                                      (1.54%)(D)
================================================================================
Net assets at end of period (000s)                               $      210
================================================================================
Ratio of net expenses to average net assets                            0.94%(E)
Ratio of gross expenses to average net assets                         14.21%(E)
Ratio of net investment loss to average net assets                    (0.09%)(E)
Portfolio turnover rate                                                 193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total return shown excludes the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

MID CAP FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    18.14
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.02)
   Net realized and unrealized losses on investments                  (0.28)
--------------------------------------------------------------------------------
Total from investment operations                                      (0.30)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    17.84
================================================================================
Total return (B)                                                      (1.65%)(C)
================================================================================
Net assets at end of period (000s)                               $       36
================================================================================
Ratio of net expenses to average net assets                            1.35%(D)
Ratio of gross expenses to average net assets                         28.68%(D)
Ratio of net investment loss to average net assets                    (0.51%)(D)
Portfolio turnover rate                                                 193%

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    21.55
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.00)(B)
   Net realized and unrealized losses on investments                  (1.07)
--------------------------------------------------------------------------------
Total from investment operations                                      (1.07)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    20.48
================================================================================
Total return (C)                                                      (4.97%)(D)
================================================================================
Net assets at end of period (000s)                               $        8
================================================================================
Ratio of net expenses to average net assets                            1.49%(E)
Ratio of gross expenses to average net assets                         72.28%(E)
Ratio of net investment loss to average net assets                    (0.11%)(E)
Portfolio turnover rate                                                 127%

(A) Represents the period from commencement of operations (July 23, 2007) through September 30, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total return shown excludes the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

SMALL CAP VALUE OPPORTUNITIES FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                           $    21.55
--------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                (0.02)
   Net realized and unrealized losses on investments                  (1.06)
--------------------------------------------------------------------------------
Total from investment operations                                      (1.08)
--------------------------------------------------------------------------------
Net asset value at end of period                                 $    20.47
================================================================================
Total return (B)                                                      (5.01%)(C)
================================================================================
Net assets at end of period (000s)                               $       81
================================================================================
Ratio of net expenses to average net assets                            2.09%(D)
Ratio of gross expenses to average net assets                          2.37%(D)
Ratio of net investment loss to average net assets                    (0.69%)(D)
Portfolio turnover rate                                                 127%

(A) Represents the period from commencement of operations (July 23, 2007) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

VALUE OPPORTUNITIES FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    19.51
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.09
   Net realized and unrealized gains on investments                     1.95
--------------------------------------------------------------------------------
Total from investment operations                                        2.04
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.12)
   Distributions from net realized gains                               (3.58)
--------------------------------------------------------------------------------
Total distributions                                                    (3.70)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    17.85
================================================================================
Total return (B)                                                       11.90%(C)
================================================================================
Net assets at end of period (000s)                                $      472
================================================================================
Ratio of net expenses to average net assets                             1.31%(D)
Ratio of gross expenses to average net assets                           1.31%(D)
Ratio of net investment income to average net assets                    0.77%(D)
Portfolio turnover rate                                                   62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized

VALUE OPPORTUNITIES FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    19.51
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                0.05
   Net realized and unrealized gains on investments                     1.93
--------------------------------------------------------------------------------
Total from investment operations                                        1.98
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.10)
   Distributions from net realized gains                               (3.58)
--------------------------------------------------------------------------------
Total distributions                                                    (3.68)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    17.81
================================================================================
Total return (B)                                                       11.52%(C)
================================================================================
Net assets at end of period (000s)                                $      423
================================================================================
Ratio of net expenses to average net assets                             1.86%(D)
Ratio of gross expenses to average net assets                           1.86%(D)
Ratio of net investment income to average net assets                    0.20%(D)
Portfolio turnover rate                                                   62%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized

TOUCHSTONE INVESTMENTS*


DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.touchstoneinvestments.com


INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203


TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407


* A Member of Western & Southern Financial Group(R)


The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group(R):
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.


ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:


Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407


The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.


Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

                                                                FEBRUARY 1, 2008

PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST
Touchstone Strategic Value and High Income Fund

[LOGO] TOUCHSTONE
       INVESTMENTS

The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime. Multiple Classes of Shares are offered in this Prospectus.

PROSPECTUS                                                      FEBRUARY 1, 2008

TOUCHSTONE INVESTMENTS
TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND

The fund is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor").

TABLE OF CONTENTS

                                                                            PAGE
Strategic Value and High Income Fund
Investment Strategies and Risks
The Fund's Management
Choosing a Class of Shares
Distribution Arrangements
Investing with Touchstone
Distributions and Taxes
Financial Highlights

--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Strategic Value and High Income Fund seeks total return through a combination of long-term capital growth and high current income.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Strategic Value and High Income Fund is a "fund of funds", which means that it invests substantially all of its assets in shares of other mutual funds (referred to as the "underlying funds"), rather than in individual securities. As a fund of funds, the Fund pursues its objective by investing substantially all of its assets in shares of other Touchstone Funds - the Touchstone Diversified Small Cap Value Fund (the "Diversified Small Cap Value Fund") and the Touchstone High Yield Fund (the "High Yield Fund"). The Touchstone High Yield Fund is offered in a separate prospectus. In addition, the Fund may invest in other Touchstone Funds. As a result, the investment performance of the Fund is directly related to the performance of the underlying funds.

Generally, the Fund will invest at least 40% of its assets, and may invest up to 60% of its assets (as determined by Touchstone Advisors) in each of the Diversified Small Cap Value Fund and the High Yield Fund. The Fund will periodically adjust its asset allocation among these funds in response to changing economic and market conditions, the performance of the underlying funds, or for other reasons. For example, when the fixed income market generally is outperforming the small capitalization equity market, the Fund generally will invest more of its assets in the High Yield Fund. The Fund will allocate more of its assets to the Diversified Small Cap Value Fund when the equity market's return potential appears to outweigh that of the fixed income market.

The Fund may invest some or all of the assets otherwise allocated to the Diversified Small Cap Value Fund in shares of the Touchstone Value Opportunities Fund (the "Value Opportunities Fund") or the Touchstone Diversified Value Fund (the "Diversified Value Fund") if Touchstone Advisors believes that the small capitalization segment of the equity markets appears to be overvalued, or if it otherwise wishes to limit the Fund's exposure to small cap issuers. Touchstone Advisors may also allocate assets to the Touchstone Ultra Short Duration Fixed Income Fund (the "Ultra Short Duration Fund") in order to reduce the Fund's exposure to the higher yielding sector of the fixed income markets. For temporary defensive purposes, or in response to adverse market conditions, the Fund may invest all or a substantial portion of its total assets in the Touchstone Ultra Short Duration Fund, the Touchstone Short Duration Fixed Income Fund (the "Short Duration Fund") or the Touchstone Core Bond Fund (the "Core Bond Fund").

The Fund will normally sell a proportionate amount of the shares it owns in each underlying fund to meet redemption requests.

PRINCIPAL INVESTMENT STRATEGY OF THE DIVERSIFIED SMALL CAP VALUE FUND

The Diversified Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-advisor, Clover Capital, believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2007, the Russell 2000 Value Index included companies with capitalizations between $27 million and $6 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL INVESTMENT STRATEGY OF THE HIGH YIELD FUND

The High Yield Fund invests primarily, under normal circumstances, in non-investment grade debt securities (at least 80% of assets). Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to have an average maturity of between 6 and 10 years, but it may vary between 4 and 12 years. In selecting securities for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, Fort Washington implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

THE KEY RISKS OF THE STRATEGIC VALUE AND HIGH INCOME FUND

The risks of investing in the Fund are directly related to the risks associated with investing in the underlying funds. Each underlying fund has its own investment goal and strategies for reaching that goal. The value of the underlying funds' shares is based on the market prices of the securities they hold, and these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the underlying funds own and the markets in which they trade. While the Fund's investment strategy is based upon the principle that small cap value equity stocks and fixed income securities will react differently to economic and market conditions, the Fund is subject to the risk that both the fixed income and small cap equity sectors of the market may under perform other sectors of the market or the market as a whole. In addition, even if the fixed income or small cap equity sector outperforms other sectors of the market over certain periods, it is possible that the Fund's assets will not have been allocated towards this outperforming sector during this time.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

PRINCIPAL RISKS OF THE DIVERSIFIED SMALL CAP VALUE FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small capitalization value stocks may under perform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to under perform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

PRINCIPAL RISKS OF THE HIGH YIELD FUND

The High Yield Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o Because issuers of non-investment grade debt securities are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession

      o If interest rates go up, causing the value of any debt securities held by the Fund to decline

      o If Fort Washington's security selection process does not identify attractive investments

      o Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. More information about the High Yield Fund's investments and risks can be found in a separate prospectus. Call Touchstone at 1.800.543.0407 for more details.

THE FUND'S PERFORMANCE

The bar chart and the performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares during each full calendar year of operations.(1) The bar chart does not reflect any sales charges, which would reduce your return. The returns for Class C shares offered by the Fund will be lower than the Class A returns shown in the bar chart since Class C shares have higher 12b-1 distribution fees. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Touchstone Strategic Value and High Income Fund - Class A Total Return

[BAR CHART]

 2003     2004   2005   2006    2007

37.02%   12.77%  5.06%  8.94%  -1.56%

                                               Best Quarter
                                               3rd Quarter 2003   13.25%

                                               Worst Quarter
                                               4th Quarter 2007   -2.79%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on October 31, 2002 until May 7, 2004, the Fund operated as the Turner Strategic Value and High Income Fund, a portfolio of the Turner Funds and was advised by Turner Investment Partners, Inc. On May 7, 2004, the Turner Strategic Value and High Income Fund was reorganized into the Constellation Strategic Value and High Income Fund. On November 20, 2006, the Constellation Strategic Value and High Income Fund was renamed the Touchstone Strategic Value and High Income Fund. The return for Class A shares includes performance of the Fund that was achieved prior to the creation of Class A shares on November 20, 2006, which is the same as the performance of Class Y shares offered in a separate prospectus. The returns for periods prior to November 20, 2006 have been restated for fees applicable to Class A shares, which include a 0.25% 12b-1 fee. Performance shown for 2007 reflects the actual returns of the Fund's Class A shares.

This table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2007 to those of the S&P 500 Index and to the blended return of the Russell 2000 Value and Merrill Lynch High Yield, Cash Pay Indices. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2007

                                                                                        Since Inception(1)
                                                                  1 Year   5 Years(1)       (10-31-02)
----------------------------------------------------------------------------------------------------------
TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND - CLASS A
Return Before Taxes                                                -7.20%    10.42%           10.92%
Return After Taxes on Distributions                               -12.66%     7.59%            8.14%
Return After Taxes on Distributions and Sales of Fund Shares(2)    -1.14%     7.75%            8.22%
S & P 500 Index(3)                                                  5.49%    12.83%           12.30%
50/50 Blend of Russell 2000 Value and
  Merrill Lynch High Yield, Cash Pay Indices(4)                    -3.81%    13.31%           14.00%

TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND - CLASS C
Return Before Taxes                                                -2.30%    10.89%           11.36%
S & P 500 Index(3)                                                  5.49%    12.83%           12.30%
50/50 Blend of Russell 2000 Value and
  Merrill Lynch High Yield, Cash Pay Indices(4)                    -3.81%    13.31%           14.00%
----------------------------------------------------------------------------------------------------------

(1) The 5 year and since inception returns for Class A and Class C shares include performance of the Fund that was achieved prior to the creation of Class A and Class C shares (November 20, 2006), which is the same as the performance for Class Y shares through November 20, 2006. The return has been restated for sales charges and/or fees applicable to Class A and Class C shares, which includes a 0.25% and a 1.00% 12b-1 fee, respectively.

(2) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(3) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(4) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index is a fully invested index, which includes reinvestment of income. The Indices reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and C shares of the Fund.

              Shareholder Fees
(fees paid directly from your investment)        Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                    5.75%(1)      None
Maximum Deferred Sales Charge
  (as a percentage of original purchase price
  or the amount redeemed, whichever is less)             None(2)       1.00%(3)
Wire Redemption Fee                                 Up to $15     Up to $15
--------------------------------------------------------------------------------

          Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                               0.10%       0.10%
Distribution and/or Shareholder Services Fees                 0.25%       1.00%
Other Expenses                                                8.16%      19.67%
Acquired Fund Fees and Expenses (AFFE)(4)                     0.59%       0.59%
Total Annual Fund Operating Expenses                          9.10%      21.36%
Less Fee Waiver and/or Expense Reimbursement(5)               8.01%      19.52%
Net Expenses(6)                                               1.09%       1.84%
--------------------------------------------------------------------------------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not applicable if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. Acquired Fund Fees and Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver agreements, if any) as well as the degree to which the Fund invests in underlying funds, and may be higher or lower than the amount shown above.

(5) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" (excluding AFFE) to 0.50% for Class A shares and 1.25% for Class C shares. These expense limitations will remain in effect until at least January 31, 2009. These expense limitations will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" and "Distribution and/or Shareholder Services Fees" to 0.40% for Class A shares and 1.15% for Class C shares. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(6) The net expenses excluding AFFE for Class A and Class C are 0.50% and 1.25%, respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                                                                      Redemption
                                                 Class A   Class C     Class C
--------------------------------------------------------------------------------
1 Year                                            $  680   $   287     $   187
3 Years                                           $2,390   $ 3,902     $ 3,902
5 Years                                           $3,963   $ 6,502     $ 6,502
10 Years                                          $7,364   $10,077     $10,077
--------------------------------------------------------------------------------

CAN A FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

The Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's goals. This defensive investing may increase the Fund's taxable income. The Fund will do so only if the Advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

EQUITY RISK. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

PORTFOLIO TURNOVER. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUND?

DERIVATIVES. The Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance a Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

EXCHANGE-TRADED FUNDS. The Fund may invest in shares of exchange-traded funds
(ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

WHERE CAN I FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund's website at www.touchstoneinvestments.com.

INVESTMENT ADVISOR

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2007, Touchstone Advisors had approximately $8.3 billion in assets under management. As the Fund's Advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 0.10% of its average daily net assets.

CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's "Net Expenses" to 0.50% and 1.25% for Class A and Class C, respectively. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month. These fee waivers and expense reimbursements will become effective on March 2, 2008 and will remain in effect until January 31, 2009. For contractual fee waiver agreement information prior to March 2, 2008, see the expense table for the Fund located in the front part of this prospectus.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory agreement can be found in the Trust's March 31, 2008 Semiannual Report.

PORTFOLIO MANAGERS

James H. Grifo is President of Touchstone Investments, Touchstone Advisors, Inc. and Touchstone Securities, Inc. and has over 21 years industry experience with various management positions in sales and marketing. Prior to joining Touchstone in 2003, he was Managing Director for Deutsche Asset Management, Senior Vice President and National Sales Manager for GT Global Financial Services and a Branch Manager for Shearson Lehman Brothers. Mr. Grifo earned a BA from Moravian College and holds NASD Series 7, 8, 22 & 63 licenses.

William A. Dent is Senior Vice President, Product Management and Marketing for Touchstone Investments and has over 18 years experience in the investments industry. Prior to joining Touchstone in 2004, he was Senior Vice President and Director of Advisory Services for McDonald Investments and a Managing Director of Mutual Funds and Wrap Fee Products for the Victory Funds. Mr. Dent has also managed marketing and product management for Key Bank and for the Promontory Interfinancial Network. Mr. Dent earned a BA, MA in Economics and MBA from Kent State University.

The Fund currently offers Class A, Class C and Class Y shares. For information about the Class Y shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407 or call your financial advisor.

Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES

The offering price of Class A shares of the Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 fee.

CLASS A SALES CHARGE. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                    Sales Charge as % of   Sales Charge as % of
Amount of Your Investment              Offering Price       Net Amount Invested
-------------------------------------------------------------------------------
Under $50,000                               5.75%                 6.10%
$50,000 but less than $100,000              4.50%                 4.71%
$100,000 but less than $250,000             3.50%                 3.63%
$250,000 but less than $500,000             2.95%                 3.04%
$500,000 but less than $1 million           2.25%                 2.30%
$1 million or more                          0.00%                 0.00%

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of the Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has an agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

      o Reivestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of the Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS C SHARES

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

12b-1 DISTRIBUTION PLANS. The Fund's Class A and Class C shares have adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Funds directly from Touchstone or through your financial advisor. In any event, you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Fund.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

(!) INVESTOR ALERT: The Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

MINIMUM INVESTMENT REQUIREMENTS

                                                          Initial    Additional
                                                        Investment   Investment
-------------------------------------------------------------------------------
Regular Account                                           $2,500         $50
Retirement Account or Custodial Account under
  the Uniform Gifts/Transfers to Minors Act ("UGTMA")     $1,000         $50
Investments through the Automatic Investment Plan         $  100         $50
-------------------------------------------------------------------------------

(!) INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

By mail or through your financial advisor

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

o     403(b)(7) Custodial Accounts

Employer Sponsored Retirement Plans

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

* SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then there could be a delay as to when the purchase or sales order is received for processing. When shares are purchased this way, there may be various differences. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

Adding to Your Account

By check

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

Purchases with Securities

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

Through your financial advisor or processing organization

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

(!) INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon their request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

* SPECIAL TAX CONSIDERATION

You should contact your tax advisor if you use the Reinstatement Privilege.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of a Fund's net assets

o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may also incur transaction and brokerage costs when they sell the securities.

PRICING OF FUND SHARES

The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Fund, any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Fund may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

* SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund distribute its income, if any, quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.

TAX INFORMATION

DISTRIBUTIONS. The Fund may make distributions of dividends that may be taxes at different rates depending on the length of time the Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years, or if shorter, the period of the Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the Fund for the years ended September 30, 2007 and 2006 were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst & Young LLP, along with the Fund's financial statements and related notes, appears in the 2007 Annual Report for the Fund. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

STRATEGIC VALUE AND HIGH INCOME FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    15.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                0.25
   Net realized and unrealized losses on investments                   (0.05)
--------------------------------------------------------------------------------
Total from investment operations                                        0.20
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.20)
   Distributions from net realized gains                               (0.02)
--------------------------------------------------------------------------------
Total distributions                                                    (0.22)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    15.13
================================================================================
Total return (B)                                                        1.22%(C)
================================================================================
Net assets at end of period (000s)                                $      150
================================================================================
Ratio of net expenses to average net assets                             0.50%(D)
Ratio of gross expenses to average net assets                           8.51%(D)
Ratio of net investment income to average net assets                    2.63%(D)
Portfolio turnover rate                                                  124%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

STRATEGIC VALUE AND HIGH INCOME FUND - CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                      PERIOD
                                                                      ENDED
                                                                   SEPTEMBER 30,
                                                                      2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                            $    15.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                                0.13
   Net realized and unrealized losses on investments                   (0.03)
--------------------------------------------------------------------------------
Total from investment operations                                        0.10
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                                (0.07)
   Distributions from net realized gains                               (0.02)
--------------------------------------------------------------------------------
Total distributions                                                    (0.09)
--------------------------------------------------------------------------------
Net asset value at end of period                                  $    15.16
================================================================================
Total return (B)                                                        0.57%(C)
================================================================================
Net assets at end of period (000s)                                $        5
================================================================================
Ratio of net expenses to average net assets                             1.25%(D)
Ratio of gross expenses to average net assets                          20.52%(D)
Ratio of net investment income to average net assets                    1.69%(D)
Portfolio turnover rate                                                  124%

(A) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT

JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407

* A Member of Western & Southern Financial Group(R)

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group(R):
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Fund's Financial Reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

[LOGO] TOUCHSTONE
       INVESTMENTS

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

                                                                FEBRUARY 1, 2008

PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST - CLASS Y SHARES
Touchstone Strategic Value and High Income Fund

[LOGO] TOUCHSTONE
       INVESTMENTS

The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

PROSPECTUS                                                      FEBRUARY 1, 2008

TOUCHSTONE INVESTMENTS
CLASS Y SHARES
TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND

The fund is a series of Touchstone Funds Group Trust (the "Trust"), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios), a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor").

TABLE OF CONTENTS
                                                                            PAGE
Strategic Value and High Income Fund
Investment Strategies and Risks
The Fund's Management
Investing with Touchstone
Distributions and Taxes
Financial Highlights
--------------------------------------------------------------------------------

THE FUND'S INVESTMENT GOAL

The Touchstone Strategic Value and High Income Fund seeks total return through a combination of long-term capital growth and high current income

ITS PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Strategic Value and High Income Fund is a "fund of funds", which means that it invests substantially all of its assets in shares of other mutual funds (referred to as the "underlying funds"), rather than in individual securities. As a fund of funds, the Fund pursues its objective by investing substantially all of its assets in shares of other Touchstone Funds - the Touchstone Diversified Small Cap Value Fund (the "Diversified Small Cap Value Fund") and the Touchstone High Yield Fund (the "High Yield Fund"). The High Yield Fund and Diversified Small Cap Value Fund are offered in separate prospectuses. In addition, the Fund may invest in other Touchstone Funds. As a result, the investment performance of the Fund is directly related to the performance of the underlying funds.

Generally, the Fund will invest at least 40% of its assets, and may invest up to 60% of its assets (as determined by Touchstone Advisors), in each of the Diversified Small Cap Value Fund and the High Yield Fund. The Fund will periodically adjust its asset allocation among these funds in response to changing economic and market conditions, the performance of the underlying funds, or for other reasons. For example, when the fixed income market generally is outperforming the small capitalization equity market, the Fund generally will invest more of its assets in the High Yield Fund. The Fund will allocate more of its assets to the Diversified Small Cap Value Fund when the equity market's return potential appears to outweigh that of the fixed income market.

The Fund may invest some or all of the assets otherwise allocated to the Diversified Small Cap Value Fund in shares of the Touchstone Value Opportunities Fund (the "Value Opportunities Fund") or the Touchstone Diversified Value Fund (the "Diversified Value Fund") if Touchstone Advisors believes that the small capitalization segment of the equity markets appears to be overvalued, or if it otherwise wishes to limit the Fund's exposure to small cap issuers. The Advisor may also allocate assets to the Touchstone Ultra Short Duration Fixed Income Fund (the "Ultra Short Duration Fund") in order to reduce the Fund's exposure to the higher yielding sector of the fixed income markets. For temporary defensive purposes, or in response to adverse market conditions, the Fund may invest all or a substantial portion of its total assets in the Touchstone Ultra Short Duration Fund, the Touchstone Short Duration Fixed Income Fund (the "Short Duration Fund") or the Touchstone Core Bond Fund (the "Core Bond Fund").

The Fund will normally sell a proportionate amount of the shares it owns in each underlying fund to meet redemption requests.

PRINCIPAL INVESTMENT STRATEGY OF THE DIVERSIFIED SMALL CAP VALUE FUND

The Diversified Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-advisor, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2007, the Russell 2000 Value Index included companies with capitalizations between $27 million and $6 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL INVESTMENT STRATEGY OF THE HIGH YIELD FUND

The High Yield Fund invests primarily, under normal circumstances, in non-investment grade debt securities (at least 80% of assets). Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund generally invests in non-investment grade debt securities of domestic corporations. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund expects to have an average maturity of between 6 and 10 years, but it may vary between 4 and 12 years. In selecting securities for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), analyzes the overall investment opportunities and risks in different industry sectors focusing on those industries that exhibit stability and predictability. Having developed certain industry biases resulting from the current macroeconomic environment, Fort Washington implements a process of elimination through which certain types of securities are removed from the list of initially selected securities due to their structure. The next step is to apply a rigorous credit selection process in order to identify securities that offer attractive investment opportunities. Once a security has been purchased, the credit analysis process is re-applied to each individual security in the Fund's portfolio on a periodic basis or as new information becomes available to determine whether or not to keep a security in the Fund's portfolio.

THE KEY RISKS OF THE STRATEGIC VALUE AND HIGH INCOME FUND

The risks of investing in the Fund are directly related to the risks associated with investing in the underlying funds. Each underlying fund has its own investment objective and strategies for reaching that objective. The value of the underlying funds' shares is based on the market prices of the securities they hold, and these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the underlying funds own and the markets in which they trade. While the Fund's investment strategy is based upon the principle that small cap value equity stocks and fixed income securities will react differently to economic and market conditions, the Fund is subject to the risk that both the fixed income and small cap equity sectors of the market may under perform other sectors of the market or the market as a whole. In addition, even if the fixed income or small cap equity sector outperforms other sectors of the market over certain periods, it is possible that the Fund's assets will not have been allocated towards this outperforming sector during this time.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

PRINCIPAL RISKS OF THE DIVERSIFIED SMALL CAP VALUE FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small capitalization value stocks may under perform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to under perform funds that also seek long-term total return but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing. More information about the Diversified Small Cap Value Fund's investments and risks can be found in a separate prospectus. Call Touchstone at 1.800.543.0407 for more details.

PRINCIPAL RISKS OF THE HIGH YIELD FUND

The High Yield Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

o Because issuers of non-investment grade debt securities are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession

o If interest rates go up, causing the value of any debt securities held by the Fund to decline

o If Fort Washington's security selection process does not identify attractive investments

o Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. More information about the High Yield Fund's investments and risks can be found in a separate prospectus. Call Touchstone at 1.800.543.0407 for more details.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund by showing its Class Y performance (before taxes) during each full calendar year of operations.(1) The table compares the Fund's Class Y average annual total returns (before and after taxes) for the period ended December 31, 2007 to those of the S&P 500 Index and to the blended return of the Russell 2000 Value and Merrill Lynch High Yield, Cash Pay Indices. The returns for other classes of shares, offered by the Fund in a separate prospectus, will differ from the Class Y returns because the other classes have different expenses. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Touchstone Strategic Value and High Income Fund - Class Y Total Return

[BAR CHART]

2003         2004        2005        2006        2007

37.36%      13.06%       5.32%       9.20%      -1.47%

                                                      Best Quarter:
                                                      2nd Quarter 2003   13.32%

                                                      Worst Quarter:
                                                      4th Quarter 2007   -2.86%

(1) The performance information shown above is based on a calendar year. From the Fund's inception on October 31, 2002 until May 7, 2004, the Fund operated as the Turner Strategic Value and High Income Fund, a portfolio of the Turner Funds and was advised by Turner Investment Partners, Inc. On May 7, 2004, the Turner Strategic Value and High Income Fund was reorganized into the Constellation Strategic Value and High Income Fund. On November 20, 2006, the Constellation Strategic Value and High Income Fund was renamed the Touchstone Strategic Value and High Income Fund.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2007
                                                                                                         Since
                                                                                                       Inception
                                                                     1 Year           5 Years          (10-31-02)
TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND - CLASS Y
--------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                 -1.47%            11.97%            12.45%
Return After Taxes on Distributions                                 -7.51%             9.01%             9.54%
Return After Taxes on Distributions and Sale of Fund Shares(1)       2.84%             9.07%             9.51%
S & P 500 Index(2)                                                   5.49%            12.83%            12.30%
50/50 Blend of Russell 2000 Value and
   Merrill Lynch High Yield, Cash Pay Indices(3)                    -3.81%            13.31%            14.00%
--------------------------------------------------------------------------------------------------------------------------------

(1) When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(2) The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(3) The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index is a fully invested index, which includes reinvestment of income. The Indices reflect no deductions for fees, expenses or taxes. You cannot invest directly in an index.

What is an Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class Y shares of the Fund.

            Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Wire Redemption Fee                                             Up to $15
--------------------------------------------------------------------------------

            Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                   0.10%
Distribution and/or Shareholder Services Fees                     None
Other Expenses                                                    3.78%
Acquired Fund Fees and Expenses (AFFE)(1)                         0.59%
Total Annual Fund Operating Expenses                              4.47%
Less Fee Waiver and/or Expense Reimbursement(2)                   3.63%
Net Expenses(3)                                                   0.84%
--------------------------------------------------------------------------------

(1) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. Acquired Fund Fees and Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver agreements, if any) as well as the degree to which the Fund invests in underlying funds, and may be higher or lower than the amount shown above.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit "Net Expenses" (excluding AFFE) to 0.25% . This expense limitation will remain in effect until at least January 31, 2009. This expense limitation will become effective on March 2, 2008. Prior to March 2, 2008, Touchstone Advisors has contractually agreed to limit "Other Expenses" to 0.15%. Pursuant to its agreement with the Trust, Touchstone Advisors has no ability to recoup any previously waived fees or reimbursed expenses from the Fund. For purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations.

(3)   The net expenses excluding AFFE are 0.25%.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                                    $   86
3 Years                                                                   $1,022
5 Years                                                                   $1,968
10 Years                                                                  $4,377
--------------------------------------------------------------------------------

CAN A FUND DEPART FROM ITS NORMAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

The Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's goals. This defensive investing may increase the Fund's taxable income. The Fund will do so only if the Advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

EQUITY RISK. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

PORTFOLIO TURNOVER. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

WHAT ARE SOME OF THE OTHER RISKS OF INVESTING IN THE FUND?

DERIVATIVES. The Fund may, but is not required to, use derivative instruments for any of the following purposes: o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

o     As a substitute for purchasing or selling securities;

o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

o To enhance a Fund's potential gain in non-hedging or speculative situations; or

o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

EXCHANGE-TRADED FUNDS. The Fund may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Advisor to the Fund under the Advisor's contractual expense limitation arrangement (see "Contractual Fee Waiver Agreement").

WHERE CAN I FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund's website at www.touchstoneinvestments.com.

INVESTMENT ADVISOR

Touchstone Advisors, Inc. ("Touchstone Advisors" or the "Advisor") 303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2007, Touchstone Advisors had approximately $8.3 billion in assets under management. As the Fund's Advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The fee paid to Touchstone Advisors by the Fund during its most recent fiscal year was 0.10% of its average daily net assets.

CONTRACTUAL FEE WAIVER AGREEMENT

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's "Net Expenses" to 0.25%. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, is excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month. These fee waivers and expense reimbursements will become effective on March 2, 2008 and will remain in effect until January 31, 2009. For contractual fee waiver agreement information prior to March 2, 2008, see the expense table for the Fund located in the front part of this prospectus.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory agreement can be found in the Trust's March 31, 2008 Semiannual Report.

PORTFOLIO MANAGERS

James H. Grifo is President of Touchstone Investments, Touchstone Advisors, Inc. and Touchstone Securities, Inc. and has over 21 years industry experience with various management positions in sales and marketing. Prior to joining Touchstone in 2003, he was Managing Director for Deutsche Asset Management, Senior Vice President and National Sales Manager for GT Global Financial Services and a Branch Manager for Shearson Lehman Brothers. Mr. Grifo earned a BA from Moravian College and holds NASD Series 7, 8, 22 & 63 licenses.

William A. Dent is Senior Vice President, Product Management and Marketing for Touchstone Investments and has over 18 years experience in the investments industry. Prior to joining Touchstone in 2004, he was Senior Vice President and Director of Advisory Services for McDonald Investments and a Managing Director of Mutual Funds and Wrap Fee Products for the Victory Funds. Mr. Dent has also managed marketing and product management for Key Bank and for the Promontory Interfinancial Network. Mr. Dent earned a BA, MA in Economics and MBA from Kent State University.

The Fund currently offers Class Y, Class A and Class C shares. For information about the Class A and Class C shares or to obtain a copy of the prospectus, call Touchstone Securities, Inc. ("Touchstone") at 1.800.543.0407 or call your financial advisor.

DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments.

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly from Touchstone or through your financial institution. If you purchase directly from Touchstone, you must complete an investment application. You can obtain an investment application from Touchstone, your financial institution, or by visiting our website at touchstoneinvestments.com.

Minimum Investment Requirements. The minimum initial investment in Class Y shares of the Funds is $250,000. There is no minimum for additional purchases of Class Y shares. Touchstone may change these initial and additional investment minimums at any time.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

(!) INVESTOR ALERT: Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o You may also open an account through your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by Touchstone to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then there could be a delay as to when the purchase or sales order is received for processing. When shares are purchased this way, there may be various differences. The Authorized Processing Organization may:

o Charge a fee for its services

o Act as the shareholder of record of the shares

o Set different minimum initial and additional investment requirements

o Impose other charges and restrictions

o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form. A purchase or sales order transmitted through an entity that is not an Authorized Processing Organization may affect the effective date of your transaction.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")) on the day that your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

CLASS Y SHARES

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.

o The minimum amount for initial investments in Class Y shares of the Fund is $250,000. There is no minimum amount for additional investments.

o You may invest in Class Y shares by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

o Your financial institution will act as the shareholder of record of your Class Y shares.

o Touchstone reserves the right to restrict or reject any purchase request that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

o Purchase orders received by financial institutions by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's net asset value ("NAV"). Purchase orders received by financial institutions after the close of the regular session of trading on the NYSE are processed at the NAV next determined on the following business day. It is the responsibility of the financial institution to transmit orders that will be received by Touchstone in proper form and in a timely manner.

o Touchstone considers a purchase or sales order as received when an authorized financial institution, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

o Your financial institutions may receive compensation from the Fund, Touchstone, Touchstone Advisors or their affiliates.

o For more information about how to purchase shares, call Touchstone at
1.800.543.0407 or call your financial institution.

PRICING OF PURCHASES

We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or an Authorized Processing Organization, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o Your Bank may charge a fee for handling wire transfers.

o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Funds.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or an Authorized Processing Organization, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

o Requiring personal identification

o Making checks payable only to the owner(s) of the account shown on Touchstone's records

o Mailing checks only to the account address shown on Touchstone's records

o Directing wires only to the bank account shown on Touchstone's records

o Providing written confirmation for transactions requested by telephone

o Digitally recording instructions received by telephone

BY MAIL

o Write to Touchstone.

o Indicate the number of shares or dollar amount to be sold.

o Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o Complete the appropriate information on the investment application.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o Withdrawals can be made monthly, quarterly, semiannually or annually.

o There is no special fee for this service.

* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR OR PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

(!) INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o When the NYSE is closed on days other than customary weekends and holidays

o When trading on the NYSE is restricted

o When an emergency situation causes a Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets

o During any other time when the SEC, by order, permits

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may also incur transaction and brokerage costs when they sell the securities.

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of Money Market Funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between Money Market Funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon their request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

PRICING OF FUND SHARES

The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or an Authorized Processing Organization.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Fund, any foreign securities held by the Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded. The Fund may use fair value pricing if reliable market quotations are unavailable due to infrequent trading. The Fund may also use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

* SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund distributes its income, if any, quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407.

TAX INFORMATION

DISTRIBUTIONS. The Fund may make distributions of dividends that may be taxed at different rates depending on the length of time the Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION
For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

The table that follows presents performance information about Class Y shares of the Fund, including the time period during which the Fund was part of the Turner Funds. The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years, or if shorter, the period of the Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the Fund for the years ended September 30, 2007 and 2006; and the period ended September 30, 2003 were audited by Ernst and Young LLP, an independent registered public accounting firm. The financial highlights for all other periods presented were audited by other independent registered public accountants. The report of Ernst and Young LLP, along with the Fund's financial statements and related notes, appears in the 2007 Annual Report for the Fund. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

STRATEGIC VALUE AND HIGH INCOME FUND - CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------------------------------------------------
                                                          2007           2006              2005           2004          2003(A)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 $   14.44      $   14.21         $   14.01      $   12.58      $   10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                    0.38           0.25              0.72           0.47           0.25
   Net realized and unrealized gains on investments         0.55           0.32(B)           1.18           1.53           2.58
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.93           0.57              1.90           2.00           2.83
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                    (0.34)         (0.25)            (0.72)         (0.47)         (0.25)
   Distributions from net realized gains                   (0.02)         (0.09)            (0.98)         (0.10)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.36)         (0.34)            (1.70)         (0.57)         (0.25)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                       $   15.01      $   14.44         $   14.21      $   14.01      $   12.58
===============================================================================================================================
Total return                                                6.46%          4.03%            14.22%         16.04%         28.57%(C)
===============================================================================================================================
Net assets at end of period (000s)                     $   1,010      $   2,542         $     806      $     706      $     443
===============================================================================================================================
Ratio of net expenses to average net assets                 0.25%          0.30%(D)          0.25%          0.25%          0.25%(E)
Ratio of gross expenses to average net assets               3.88%          2.62%             4.71%          1.36%         21.93%(E)
Ratio of net investment income to average net assets        2.07%          1.76%             5.51%          3.23%          3.27%(E)
Portfolio turnover rate                                      124%            84%              130%           411%           397%(E)

(A) Represents the period from commencement of operations (October 31, 2002) through September 30, 2003.

(B) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of sale and repurchases of fund shares in relation to fluctuating market value of the investment of the Fund.

(C)   Not annualized.

(D) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.25%.

(E)   Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway,
Suite 1100
Cincinnati, OH 45202-4203
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, Ohio 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407

*A Member of Western & Southern Financial Group(R)

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group(R):
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Fund's Financial Reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and Financial Reports are also available on the Touchstone Investments website at http://www.touchstoneinvestments.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.

Reports and other information about the Fund is available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-08104

[LOGO] TOUCHSTONE
       INVESTMENTS

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

                                                             TSF-56SVY-TFGT-0801

                          TOUCHSTONE FUNDS GROUP TRUST

                       TOUCHSTONE VALUE OPPORTUNITIES FUND
                   TOUCHSTONE DIVERSIFIED SMALL CAP VALUE FUND
                    TOUCHSTONE CLOVER CORE FIXED INCOME FUND
                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND
                   TOUCHSTONE SHORT DURATION FIXED INCOME FUND
                        TOUCHSTONE DIVERSIFIED VALUE FUND
                       TOUCHSTONE DIVERSIFIED GROWTH FUND
                            TOUCHSTONE SMALL CAP FUND
                       TOUCHSTONE FAMILY HERITAGE(R) FUND
                      TOUCHSTONE PITCAIRN TAXABLE BOND FUND
                         TOUCHSTONE TAX-EXEMPT BOND FUND
                   TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND
                             TOUCHSTONE MID CAP FUND
                  TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND
                      TOUCHSTONE INTERNATIONAL EQUITY FUND
                  TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND
                 TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND
                      TOUCHSTONE PREMIUM YIELD EQUITY FUND


                                FEBRUARY 1, 2008




This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone Funds Group Trust (the "Trust") and should be read in conjunction with the Touchstone(R) Funds Group Trust Prospectuses dated February 1, 2008. The Funds' audited financial statements (excluding the Premium Yield Equity Fund which commenced operation in December 2007) are contained in the Trust's Annual Report, which is incorporated into and deemed to be part of this SAI. A copy of the Prospectuses and Annual Report and Semiannual Report may be obtained without charge by calling 1-800-543-0407, in Cincinnati 513-362-4921, or by visiting our website at touchstoneinvestments.com.

                                TABLE OF CONTENTS


THE TRUST....................................................................

PERMITTED INVESTMENTS AND RISK FACTORS.......................................

INVESTMENT LIMITATIONS.......................................................

THE ADVISOR AND SUB-ADVISORS.................................................

THE ADMINISTRATOR............................................................

DISTRIBUTION AND SHAREHOLDER SERVICES........................................

TRUSTEES AND OFFICERS OF THE TRUST...........................................

PURCHASE AND REDEMPTION OF SHARES............................................

DETERMINATION OF NET ASSET VALUE.............................................

TAXES........................................................................

PORTFOLIO TRANSACTIONS.......................................................

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................

VOTING.......................................................................

DESCRIPTION OF SHARES........................................................

SHAREHOLDER LIABILITY........................................................

LIMITATION OF TRUSTEES' LIABILITY............................................

CODE OF ETHICS...............................................................

PROXY VOTING.................................................................

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................

CUSTODIAN....................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................

LEGAL COUNSEL................................................................

FINANCIAL STATEMENTS.........................................................

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS...........................

APPENDIX B - PROXY VOTING POLICIES...........................................

THE TRUST

This SAI relates only to the Touchstone Value Opportunities Fund ("Value Opportunities Fund") (formerly Constellation Clover Core Value Fund), Touchstone Diversified Small Cap Value Fund ("Diversified Small Cap Value Fund") (formerly Constellation Clover Small Cap Value Fund), Touchstone Clover Core Fixed Income Fund ("Clover Core Fixed Income Fund") (formerly Constellation Clover Core Fixed Income Fund), Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fund") (formerly Constellation Chartwell Ultra Short Duration Fixed Income Fund), Touchstone Short Duration Fixed Income Fund ("Short Duration Fund") (formerly Constellation Chartwell Short Duration Fixed Income Fund), Touchstone Diversified Value Fund ("Diversified Value Fund") (formerly Constellation Pitcairn Diversified Value Fund), Touchstone Diversified Growth Fund ("Diversified Growth Fund") (formerly Constellation Pitcairn Diversified Growth Fund), Touchstone Small Cap Fund ("Small Cap Fund") (formerly Constellation Pitcairn Small Cap Fund), Touchstone Family Heritage(R) Fund ("Family Heritage(R) Fund") (formerly Constellation Pitcairn Family Heritage
Fund), Touchstone Pitcairn Taxable Bond Fund ("Pitcairn Taxable Bond Fund") (formerly Constellation Pitcairn Taxable Bond Fund), Touchstone Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund") (formerly Constellation Pitcairn Tax-Exempt Bond
Fund), Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund") (formerly Constellation Sands Capital Select Growth Fund), Touchstone Mid Cap Fund ("Mid Cap Fund") (formerly Constellation TIP Mid Cap Fund), Touchstone Healthcare and Biotechnology Fund ("Healthcare and Biotechnology Fund") (formerly TIP Healthcare and Biotechnology Fund), Touchstone International Equity Fund ("International Equity Fund") (formerly Constellation International Equity Fund), Touchstone Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund") (formerly Constellation TIP Small Cap Value Opportunities
Fund), Touchstone Strategic Value and High Income Fund ("Strategic Value and High Income Fund") (formerly Constellation TIP Strategic Value and High Income
Fund), and Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of the Touchstone Funds Group Trust (formerly, Constellation Funds, formerly Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended through March 24, 2004, and November 20, 2006 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust's name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers six separate classes of shares: Class A, Class C, Class Z, Class Y, Class I and Class II shares. The shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or
no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust's Funds and Classes thereof that are currently offered are listed below:

----------------------------------------------------------------------------------------------------------------------
                                                          CLASS     CLASS      CLASS     CLASS      CLASS     CLASS
FUNDS                                                       I         II         A         C          Y         Z
----------------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund                                     x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund                                    x         x                    x
----------------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund                                              x         x                    x
----------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund                                      x         x                    x
----------------------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                    x
----------------------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund                                                               x
----------------------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund                                                                     x
----------------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund                                  x         x          x
----------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund                                                x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Growth Fund                                               x
----------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund                                                        x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Family Heritage(R) Fund                                               x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund                                 x
----------------------------------------------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund                                                  x
----------------------------------------------------------------------------------------------------------------------
Touchstone International Equity Fund                                             x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund                                                          x         x          x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund                                                           x         x
----------------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund                                             x         x
----------------------------------------------------------------------------------------------------------------------


Effective as of the close of business on May 7, 2004, the Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, Healthcare and Biotechnology Fund and Strategic Value and High Income Fund acquired all of the assets and liabilities of the Turner Funds' Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund, Turner Healthcare and Biotechnology Fund, and Turner Strategic Value and High Income Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented through May 7, 2004 refers to the Fund's performance as a predecessor Constellation Turner Fund.

Effective as of the close of business on July 30, 2004, the Diversified Value Fund, Diversified Growth Fund, Sands Capital Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Pitcairn Taxable Bond Fund, and Tax-Exempt Bond Fund, acquired all of the assets and liabilities of the Pitcairn Diversified Value Fund, Pitcairn Diversified Growth Fund, Pitcairn Select Growth Fund, Pitcairn Small Cap Fund, Pitcairn Family Heritage(R) Fund, Pitcairn International Equity Fund, Pitcairn Taxable Bond Fund, and Pitcairn Tax-Exempt Bond Fund (each, a "Constellation Pitcairn Fund"), respectively. Performance information relating to an aforementioned Fund presented through July 30, 2004 refers to the Fund's performance as a predecessor Constellation Pitcairn Fund.


Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Midcap Core Portfolio"). Performance information presented through April 15, 2005 refers to the Fund's performance as the predecessor CIP Midcap Core Portfolio.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectus. Unless otherwise indicated, each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below as a non-principal investment strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Clover Core Fixed Income Fund, Ultra Short Duration Fund and Short Duration Fund do not invest in ADRs.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

BUSINESS DEVELOPMENT COMPANIES

Business development companies ("BDCs") are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. The Premium Yield Equity Fund may invest up to 10% of its net assets in BDCs.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Ultra Short Duration Fund and Short Duration Fund do not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.

EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.


ETFs are considered investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). Ordinarily, investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Companies". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the predecessor Constellation Turner Funds and Mid Cap Fund may invest in iShares ETFs in excess of the 5% and 10% limits, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."


FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise earmark assets as cover. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

GOVERNMENT PASS-THROUGH SECURITIES

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (GNMA), Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.


MORTGAGE DOLLAR ROLLS

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's Advisor and/or Sub-Advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES


Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made, except as noted below in the discussion of the exemptive order from the SEC: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.


The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

The Strategic Value and High Income Fund operates as a "fund of funds" and invests in securities of other investment companies as part of its principal investment strategy as more fully described in the prospectus. See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the Securities and Exchange Commission (the "SEC") staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. As a matter of operating policy, no Fund will purchase additional securities when borrowings exceed 5% of total assets. In addition, the Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be comparable or less than that of a three-year U.S. Treasury note.

LOWER-RATED SECURITIES

The Funds, except for the Clover Core Fixed Income Fund, Ultra Short Duration Fund and Short Duration Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MASTER LIMITED PARTNERSHIPS

Master limited partnerships ("MLPs") are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. The Premium Yield Equity Fund may invest up to 10% of its net assets in MLPs.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put or otherwise earmark assets as cover.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement).

The Ultra Short Duration and Short Duration Funds may invest in repurchase agreements as part of their principal investment strategies as more fully described in the Prospectus.

REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Fund. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating or otherwise earmarking cash or other liquid securities.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

ROYALTY TRUSTS

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty trusts.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

The International Equity Fund invests in securities of foreign issuers as part of its principal investment strategy as more fully described in the Prospectus.

SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.


In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered," whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.


SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT SECURITIES

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS


Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

Corporate and Municipal Zero Coupon Securities: Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.


The Value Opportunities Fund, Diversified Small Cap Value Fund, Clover Core Fixed Income Fund, Ultra Short Duration Fund, Short Duration Fund, Small Cap Value Opportunities Fund, Healthcare and Biotechnology Fund and Strategic Value and High Income Fund may not, except as otherwise provided below:


1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
      (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Healthcare and Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the Healthcare and Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

      For example, at a minimum, the Fund will not issue any senior security, whether representing an indebtedness or a stock, unless the requirements for asset coverage and declaration of any dividend or any other distribution are met, and if a stock, unless the requirements for voting the class of senior security are met.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Diversified Value Fund, Diversified Growth Fund, Sands Capital Select Growth Fund, Small Cap Fund, Family Heritage(R) Fund, International Equity Fund, Pitcairn Taxable Bond Fund, Tax-Exempt Bond Fund and Premium Yield Equity Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

      For example, at a minimum, the Fund will not issue any senior security, whether representing an indebtedness or a stock, unless the requirements for asset coverage and declaration of any dividend or any other distribution are met, and if a stock, unless the requirements for voting the class of senior security are met.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. Each of the Diversified Value, Small Cap, Diversified Growth, International Equity, Tax-Exempt Bond and Premium Yield Equity Funds may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

In addition, the Tax-Exempt Bond Fund, under normal circumstances, must invest its Assets (net assets plus the amount of borrowings for investment purposes) so that at least 80% of the income it distributes will be exempt from federal income tax.

The Mid Cap Fund may not:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

      For example, at a minimum, the Fund will not issue any senior security, whether representing an indebtedness or a stock, unless the requirements for asset coverage and declaration of any dividend or any other distribution are met, and if a stock, unless the requirements for voting the class of senior security are met.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities,
      (3) purchase or sell options, and (4) purchase or sell futures contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.


8. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Short Duration Funds) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 ("the 1933 Act") and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The predecessor Constellation Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.


7. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

The following investment policies are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.


1.    Each Fund may purchase securities on a when-issued basis and borrow money.

2.    Each Fund may enter into futures and options transactions.

3. Each Fund may hold up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

4. Each Fund, except the Short Duration Funds, may purchase convertible securities.

5. Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund's assets.

6. Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

7. Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8. Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund's total assets.

9. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

THE ADVISOR


Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor determines the appropriate allocation of assets to each Fund's sub-advisor(s) (the "Sub-Advisors").


The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. John F. Barrett may be deemed to be an affiliate of the Advisor because he is President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of the Advisor. Ms. McGruder and Mr. Barrett, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGER'S STRUCTURE


The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.

For the fiscal years ended September 30, 2005, 2006 and 2007, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2005            2006            2007           2005          2006          2007
---------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund      $753,745        $894,368        $755,058          $0            $0          $52,231
---------------------------------------------------------------------------------------------------------------------
Diversified Small Cap
Value Fund                   $4,175,677       2,800,960      $1,927,264         $0            $0          $12,845
---------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income
Fund                          $115,666        $112,640         $91,543       $16,812       $10,218        $24,697
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration
Fixed Income Fund             $753,422        $563,868        $390,257       $127,162       $4,326        $98,807
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed
Income Fund                   $274,892        $230,918        $165,561       $74,818       $14,882        $56,515
---------------------------------------------------------------------------------------------------------------------
Healthcare and
Biotechnology Fund            $490,316        $693,675        $500,196          $0            $0          $66,492
---------------------------------------------------------------------------------------------------------------------
Small Cap Value
Opportunities Fund            $111,849       $1,774,629      $2,175,657      $172,166      $40,282       $286,251
---------------------------------------------------------------------------------------------------------------------
Strategic Value and High
Income Fund                  ($38,941)         $1,591          $2,009         $1,147       $36,922        $71,892
---------------------------------------------------------------------------------------------------------------------
Diversified Value Fund        $924,707       $1,090,220      $1,243,106      $198,725      $227,624      $198,178
---------------------------------------------------------------------------------------------------------------------
Diversified Growth Fund       $641,861        $763,105        $850,464       $145,707      $157,768      $146,571
---------------------------------------------------------------------------------------------------------------------
Small Cap Fund                $535,667        $573,854        $558,485       $130,209      $153,214      $124,765
---------------------------------------------------------------------------------------------------------------------
Family Heritage(R) Fund       $606,230        $705,275        $753,558       $125,467      $137,900      $130,745
---------------------------------------------------------------------------------------------------------------------
Pitcairn Taxable Bond
Fund                          $156,037        $169,026        $158,551       $33,576       $40,647        $41,966
---------------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund               $191,448        $320,121        $340,227       $148,622      $162,903      $164,942
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select
Growth Fund                  $1,234,930      $3,829,296      $4,376,477      $120,454      $551,403      $246,159
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2005            2006            2007           2005          2006          2007
---------------------------------------------------------------------------------------------------------------------
International Equity Fund     $876,170       $1,283,285      $1,486,895      $240,348      $315,038      $600,909
---------------------------------------------------------------------------------------------------------------------

Fees paid prior to March 1, 2006 represent fees paid to CIMCO.

The advisory fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal year ended December 31, 2004, and the fiscal periods ended September 30, 2005, 2006 and 2007, the Mid Cap Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID
                                       (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2004            2005            2006           2004          2005          2006
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                  $3,200*         ($32,205)        $70,372          $0          $4,160        $79,336
---------------------------------------------------------------------------------------------------------------------
                                2007                                           2007
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                 $2,470,376                                      $485,026
---------------------------------------------------------------------------------------------------------------------

* Reflects amount paid to CIMCO by the predecessor CIP Midcap Core Portfolio pursuant to a unified fee structure for advisory and administrative services. The unified management fee did not include the cost of any interest, taxes, fees, or similar costs, brokerage or other transaction costs, or certain extraordinary expenses.


For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

----------------------------------------------------------------------------------------------------------------
                      NAME OF FUND                                           ANNUAL FEE RATE
----------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund                                                           0.80%
----------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund                                      1.00%
----------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund                                               0.74%
----------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Fund                                                   0.85%
----------------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund                                          0.45%
----------------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund                                 0.25%
----------------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund                                       0.25%
----------------------------------------------------------------------------------------------------------------
Touchstone Diversified Value Fund                                                 0.70%
----------------------------------------------------------------------------------------------------------------
Touchstone Diversified Growth Fund                                                0.70%
----------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Fund                                                         0.70%
----------------------------------------------------------------------------------------------------------------
Touchstone Family Heritage(R) Fund                                                0.90%
----------------------------------------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund                                             0.40%
----------------------------------------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund                                                   0.30%
----------------------------------------------------------------------------------------------------------------
Touchstone International Equity Fund                                              0.95%
----------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund                                     0.95%
----------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value & High Income Fund                                     0.10%
----------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund                       0.70% on the first $100 million of assets; 0.65% on
                                                                  the value of assets above that amount
----------------------------------------------------------------------------------------------------------------

As described in the Prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              HIGHEST /
                                                                                                               LOWEST
                                                                                  BASE           ANNUAL       POSSIBLE
                                                                                ADVISORY       ADJUSTMENT     ADVISORY
        FUND              BENCHMARK         REQUIRED EXCESS PERFORMANCE           FEE             RATE           FEE
-------------------------------------------------------------------------------------------------------------------------
Sands Capital          Russell 1000
Select Growth          Growth                                                                                  1.00% /
Fund                   Index                         +/- 2.50%                   0.85%         +/- 0.15%        0.70%
-------------------------------------------------------------------------------------------------------------------------

Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds net operating expenses ("Net Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2009.

                                                                                      CONTRACTUAL LIMIT
FUND                                                                                  ON "NET EXPENSES"
---------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class A                                                             1.15%
---------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class C                                                             1.90%
---------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Y                                                             0.90%
---------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund Class Z                                                             1.15%
---------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund Class A                                       1.50%
---------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund Class C                                       2.25%
---------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Opportunities Fund Class Z                                       1.50%
---------------------------------------------------------------------------------------------------------------------
Touchstone International Equity Fund Class A                                                1.45%
---------------------------------------------------------------------------------------------------------------------
Touchstone International Equity Fund Class C                                                2.20%
---------------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund  Class A                                    0.50%
---------------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund  Class C                                    1.25%
---------------------------------------------------------------------------------------------------------------------
Touchstone Strategic Value and High Income Fund Class Y                                     0.25%
---------------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund Class A                                                 1.19%
---------------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund Class C                                                 1.94%
---------------------------------------------------------------------------------------------------------------------
Touchstone Value Opportunities Fund Class Z                                                 1.19%
---------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class A                                         1.45%
---------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class C                                         2.20%
---------------------------------------------------------------------------------------------------------------------
Touchstone Diversified Small Cap Value Fund Class Z                                         1.45%
---------------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund Class A                                        1.55%
---------------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and Biotechnology Fund Class C                                        2.30%
---------------------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed Income Fund Class Z                                         0.74%
---------------------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration Fixed Income Fund Class Z                                   0.69%
---------------------------------------------------------------------------------------------------------------------
Touchstone Clover Core Fixed Income Fund Class I                                            0.85%
---------------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund Class A                                                1.20%
---------------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield Equity Fund Class C                                                1.95%
---------------------------------------------------------------------------------------------------------------------

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 31, 2009.

                                                                                       CONTRACTUAL LIMIT
FUND                                                                                  ON "OTHER EXPENSES"
----------------------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund Class Y                                         0.25%
----------------------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select Growth Fund  Class Z                                        0.25%
----------------------------------------------------------------------------------------------------------------------

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds Other Expenses and Distribution and/or Shareholder Services Fees to the following levels. These expense limitations will remain in effect until at least March 1, 2008.

                                                          CONTRACTUAL LIMIT
                                                          ON OTHER EXPENSES
                                                       AND DISTRIBUTION AND/OR
FUND                                                   SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------
Touchstone Diversified Value Fund Class A                    0.40%
--------------------------------------------------------------------------------
Touchstone Diversified Value Fund Class C                    1.15%
--------------------------------------------------------------------------------
Touchstone Pitcairn Taxable Bond Fund Class II               0.50%
--------------------------------------------------------------------------------
Touchstone Diversified Growth Fund Class A                   0.40%
--------------------------------------------------------------------------------
Touchstone Small Cap Fund Class A                            0.40%
--------------------------------------------------------------------------------
Touchstone Small Cap Fund Class C                            1.15%
--------------------------------------------------------------------------------
Touchstone Family Heritage Fund Class A                      0.40%
--------------------------------------------------------------------------------
Touchstone Family Heritage Fund Class C                      1.15%
--------------------------------------------------------------------------------
Touchstone Tax-Exempt Bond Fund Class A                      0.40%
--------------------------------------------------------------------------------


THE SUB-ADVISORS


The Advisor has selected Sub-Advisors to manage all or a portion of a Fund's assets, which allocation is determined by the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.


Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives base investment sub-advisory fees with respect to each Fund that it sub-advises, except the Sands Capital Select Growth Fund receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

CLOVER CAPITAL MANAGEMENT, INC.


Clover Capital Management, Inc. ("Clover Capital"), 400 Meridian Centre, Ste 200, Rochester, New York 14618, serves as investment sub-advisor to the Touchstone Value Opportunities, Touchstone Diversified Small Cap Value and Touchstone Clover Core Fixed Income Funds. Clover Capital is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA. As of December 31, 2007, Clover Capital had discretionary management authority with respect to approximately $2.5 billion of assets. In addition to providing sub-advisory services to the Funds mentioned above, Clover Capital provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

Other Accounts. Michael E. Jones, CFA, is the co-portfolio manager on the Diversified Small Cap Value and Value Opportunities Funds. As of September 30, 2007, Mr. Jones co-managed 1 other mutual fund with approximately $233 million in total assets, and 6 unregistered pooled vehicles with total assets of approximately $61 million. With respect to such accounts, 3 accounts, with assets of approximately $53.1 million, pay Clover Capital a fee based upon the performance of the account.

Lawrence R. Creatura, CFA, is the co-portfolio manager on the Diversified Small Cap Value Fund. As of September 30, 2007, Mr. Creatura co-managed 1 other mutual fund with approximately $233 million in total assets, and 3 unregistered pooled vehicles with total assets of approximately $30 million. With respect to such accounts, 1 account, with assets of approximately $23 million, pays Clover Capital a fee based upon the performance of the account.

Matthew P. Kaufler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2007, Mr. Kaufler also co-managed 4 unregistered pooled vehicles with total assets of approximately $26 million, none of which pays Clover Capital a fee based upon the performance of the account.

Joseph P. Cerqua, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2007, Mr. Cerqua also co-managed 3 unregistered pooled vehicles with total assets of approximately $17 million, none of which pays Clover Capital a fee based upon the performance of the account.

John F. Garnish, CFA, is the co-portfolio manager on the Clover Core Fixed Income Fund. As of September 30, 2007, Mr. Garnish also co-managed 3 unregistered pooled vehicles with total assets of approximately $17 million, none of which pays Clover Capital a fee based upon the performance of the account.

Stephen K. Gutch is the co-portfolio manager on the Diversified Small Cap Value Fund. As of September 30, 2007, Mr. Gutch also co-managed 2 unregistered pooled vehicles with total assets of approximately $7 million, none of which pays Clover Capital a fee based upon the performance of the account.

Paul W. Spindler, CFA, is the co-portfolio manager on the Value Opportunities Fund. As of September 30, 2007, Mr. Spindler also co-managed 3 unregistered pooled vehicles with approximately $43 million in total assets. With respect to such accounts, 1 account, with assets of approximately $23 million pays Clover Capital a fee based on the performance of the account.


Conflicts. While Clover Capital manages accounts that are entitled to receive performance-based adjustments, it does not believe that such adjustments present a significant incentive for Clover Capital to unfairly favor such accounts because it has a policy to manage each account based on its investment objectives and related restrictions. Clover Capital has adopted policies and procedures reasonably designed to allocate investment opportunities across all accounts, generally on a rotational basis.

With respect to potential conflicts between various types of portfolios managed by Clover Capital, the firm avoids such conflict since its portfolios are broken out by capitalization ranges, and the investment opportunities are allocated accordingly. With respect to potential conflicts among accounts within a specific portfolio, Clover Capital utilizes a rotational trading system among the accounts, thereby ensuring fair and impartial treatment of the accounts.

Compensation. As Chief Executive Officer, Mr. Jones receives a base salary and earns dividends through his ownership of Clover Capital Management, Inc. stock. The other portfolio managers are compensated with a base salary and participate in a bonus plan. The bonus varies based on performance of their respective strategy(s) against the products stated benchmark. The bonus amount is calculated and paid at the end of each calendar quarter. Portfolio managers are also shareholders of Clover Capital Management, Inc., and they earn dividends based upon their percentage ownership of the firm. Additionally, Mr. Creatura and Mr. Spindler are entitled to a cash bonus based upon a combination of net revenues and fund performance for a limited partnership managed by Clover Capital.


Fund Ownership. The following table indicates for each Touchstone Clover Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2007.

---------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                   DOLLAR RANGE OF FUND SHARES OWNED
---------------------------------------------------------------------------------------------------
Michael Jones             Diversified Small Cap Value Fund       $500,001-$1,000,000
                          Value Opportunities Fund               over $1,000,000
---------------------------------------------------------------------------------------------------
Lawrence Creatura         Diversified Small Cap Value Fund       $100,001-$500,000
---------------------------------------------------------------------------------------------------
Stephen Gutch             Diversified Small Cap Value Fund       $50,001-$100,000
---------------------------------------------------------------------------------------------------
Matthew Kaufler           Value Opportunities Fund               $50,001-$100,000
---------------------------------------------------------------------------------------------------
Joseph Cerqua             Clover Core Fixed Income Fund          $50,001-$100,000
---------------------------------------------------------------------------------------------------
John Garnish              Clover Core Fixed Income Fund          $10,001-$50,000
---------------------------------------------------------------------------------------------------
Paul Spindler             Value Opportunities Fund               $100,001-$500,000
---------------------------------------------------------------------------------------------------


For its services, Clover Capital is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Clover Fund, as set forth below.


--------------------------------------------------------------------------------
Fund                                            Sub-Advisory Fee
--------------------------------------------------------------------------------
Value Opportunities Fund                        0.37% on the first $105
                                                million of assets; 0.35% on
                                                the value of assets above that
                                                amount
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund                0.45%
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund                   0.225%
--------------------------------------------------------------------------------


CHARTWELL INVESTMENT PARTNERS


Chartwell Investment Partners ("Chartwell"), 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as investment sub-advisor to the Ultra Short Duration, Short Duration and Premium Yield Equity Funds. Chartwell is a professional investment management firm founded in 1997 by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. As of December 31, 2007, Chartwell had discretionary management authority with respect to approximately $6.1 billion of assets.

A core portfolio management team consisting of Christine Williams, Paul Matlack, CFA and Andrew Toburen, CFA manages the Ultra Short Duration and Short Duration Funds. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds.

A core portfolio management team consisting of Richard Behler, Kevin Melich, Douglas Kugler, Matthew Levitties and Ryan Nelson manage the Premium Yield Equity Fund. These five individuals are part of a larger research team that supports the buy and sell decisions made for the Fund. The ultimate decision-making authority rests with Richard Behler who serves as the lead manager of the group.


Other Accounts. As of September 30, 2007, the portfolio management team that manages the Ultra Short Duration and Short Duration Funds managed 3 registered investment companies with approximately $273 million in total assets, 2 unregistered pooled vehicles with total assets of approximately $97 million and 56 other accounts with approximately $989.6 million in total assets. With respect to the 2 unregistered pooled vehicles, both pay Chartwell a fee based upon the performance of the account.

As of September 30, 2007, the portfolio management team that manages the Premium Yield Equity Fund managed 2 registered investment companies with approximately $524 million in total assets, 0 unregistered pooled vehicles and 38 other accounts with approximately $299 million in total assets, none of which pays Chartwell a fee based upon the performance of the account.


Conflicts. Chartwell does not face any material conflict in management of the Funds. Chartwell has adopted policies to ensure the fair and appropriate allocation of all investment opportunities across all client portfolios, generally on a pro rata basis, using relative market values, with all portfolios receiving the same average price on a particular trade. Finally, while Chartwell is entitled to receive a performance-based adjustment with respect to certain pooled investment vehicles, such adjustments do not present a significant incentive for the portfolio managers to unfairly favor such accounts, as such potential adjustments are not material to the firm's results or any portfolio manager's compensation.

Compensation. The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to Chartwell's retirement plan.

A portfolio manager's fixed base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factors are investment performance of client portfolios during the calendar year, product profitability, and firm-wide profitability. Investment performance is measured based on the gross (pre-tax) composite performance of all accounts within a particular investment product versus the appropriate benchmark. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager based on the portfolio manager's ownership interest, or percentage limited partnership interest in Chartwell multiplied by total net cash distributions paid during the year.

A profit-sharing contribution is paid to the retirement plan account of all eligible Chartwell employees based solely on annual profitability of the firm.


Fund Ownership. The following table indicates for the Short Duration and Ultra Short Duration Fixed Income Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2007:

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
Christine Williams        Short Duration Fund                      None
                          Ultra Short Duration Fund                None
-------------------------------------------------------------------------------------------------------------
Paul Matlack              Short Duration Fund                      None
                          Ultra Short Duration Fund                None
-------------------------------------------------------------------------------------------------------------
Andrew Toburen            Short Duration Fund                      None
                          Ultra Short Duration Fund                $50,001-$100,000
-------------------------------------------------------------------------------------------------------------


There is no fund ownership information available for the Premium Yield Equity Fund since the Fund had not commenced operations prior to December 3, 2007.

For its services, Chartwell is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Chartwell Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                                           Sub-Advisory Fee
--------------------------------------------------------------------------------
Ultra Short Duration Fund                      0.125%
--------------------------------------------------------------------------------
Short Duration Fund                            0.125%
--------------------------------------------------------------------------------
Premium Yield Equity Fund                      0.35% on the first $100 million
                                               of assets; 0.30% on the value
                                               of assets above that amount
--------------------------------------------------------------------------------

TURNER INVESTMENT PARTNERS


Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-advisor for the Mid Cap and Healthcare and Biotechnology Funds and as one of three sub-advisors to the Small Cap Value Opportunities Fund. As of December 31, 2007, Turner had approximately $29 billion in client assets under management. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Other Accounts. Frank Sustersic, CFA, is the lead manager on the Healthcare and Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin and Vijay Shankaran are co-managers on the Healthcare and Biotechnology Fund. As of September 30, 2007, Mr. Sustersic managed 1 other registered investment company with approximately $638 million in total assets, 1 unregistered pooled vehicle with total assets of approximately $248,00 million and 12 other accounts with approximately $383 million in total assets, none of which pays Turner a fee based upon the performance of the account. As of September 30, 2007, Ms. McMeekin co-managed 5 other registered investment company accounts with approximately $1.1 billion in total assets, 15 unregistered pooled vehicles with total assets of approximately $338 million and 28 other accounts with approximately $1.6 billion in total assets, none of which pays Turner a fee based upon the performance of the account. As of September 30, 2007, Mr. Shankaran co-managed 0 other registered investment company accounts, 3 unregistered pooled vehicle with total assets of approximately $2 million and 4 other accounts with approximately $63 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, and Steven Gold, CFA are responsible for the management of the Mid Cap Fund and Turner's portion of the Small Cap Value Opportunities Fund with Mr. DiBella acting as lead manager. As of September 30, 2007, Mr. DiBella co-managed 2 other registered investment companies with approximately $66 million in total assets, 24 unregistered pooled vehicles with total assets of approximately $762 million and 25 other accounts with approximately $1.5 billion in total assets. With respect to other accounts, 1 account with assets of approximately $10 million, pays Turner a fee based upon the performance of the account. As of September 30, 2007, Mr. Gold co-managed 2 registered investment companies with approximately $66 million in total assets, 24 unregistered pooled vehicles with total assets of approximately $762 million and 23 other account with approximately $1.4 billion in total assets, With respect to other accounts, 1 account with assets of approximately $10 million pays Turner a fee based upon the performance of the account.


Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one-year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership; equity owners share Turner's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of Turner has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of Turner, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Turner's Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


Fund Ownership. The following table indicates for the Healthcare and Biotechnology, Mid Cap, and Small Cap Value Opportunities Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2007.

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
Thomas DiBella            Small Cap Value Opportunities Fund       None
                          Mid Cap Fund                             $100,001-$500,000
-------------------------------------------------------------------------------------------------------------
Steven Gold               Mid Cap Fund                             $50,001-$100,000
                          Small Cap Value Opportunities Fund       None
-------------------------------------------------------------------------------------------------------------
Frank Sustersic           Healthcare and Biotechnology Fund        $100,001-$500,000
-------------------------------------------------------------------------------------------------------------
Heather McMeekin          Healthcare and Biotechnology Fund        $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Vijay Shankaran           Healthcare and Biotechnology Fund        None
-------------------------------------------------------------------------------------------------------------


For its services, Turner is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Mid Cap, Small Cap Value Opportunities and Healthcare and Biotechnology Funds, as set forth below.

--------------------------------------------------------------------------------
Fund                                        Sub-Advisory Fee
--------------------------------------------------------------------------------
Mid Cap Fund                                0.50%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund*         0.55% on the first $50 million of
                                            allocated assets;
                                            0.50% on allocated assets above that
                                            amount
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund           0.50%
--------------------------------------------------------------------------------
 * Applies only to assets allocated to Turner.

DIAMOND HILL CAPITAL MANAGEMENT


Diamond Hill Capital Management, Inc. ("Diamond Hill"), 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215, serves as one of the three sub-advisors to the Small Cap Value Opportunities Fund. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2007, Diamond Hill had approximately $4.4 billion in assets under management.


Ric Dillon, CFA and Thomas Schindler, CFA are co-portfolio managers of the portion of the Small Cap Value Opportunities Fund allocated to Diamond Hill.


Other Accounts. As of September 30, 2007, Mr. Dillon co-managed three other registered investment companies with approximately $2.1 billion in total assets, two unregistered pooled vehicles with total assets of approximately $491.1 million and 4 other accounts with approximately $138.5 million in total assets. With respect to the two unregistered pooled vehicles ($154.9 million in assets) and one other account ($366.2 million in assets), Diamond Hill is paid a performance-based advisory fee. None of the investment personnel receive any portion of the performance-based advisory fee directly. As of September 30, 2007, Mr. Schindler co-managed two other registered investment companies with approximately $445.8 million in total assets, and 19 other accounts with approximately $60.5 million in total assets.


Conflicts. Due to its equity product structure, Diamond Hill feels that any material conflict of interest between its various strategies and accounts is minimized. The reason being is that Diamond Hill's Select strategy pulls its ideas from within the Large Cap and Small Cap strategies. In addition, the financial services holdings within the Large Cap and Small Cap strategies must be pulled from within the Financial Long-Short strategy. Therefore, the Select strategy may not hold any security that is not already in the Large Cap, Small Cap or Financial Long-Short strategies, which avoids any preferential treatment of one strategy over another. Also, for the Long-Short strategy, no security can be shorted if it is held long in any other strategy at Diamond Hill. In regard to compensation, portfolio managers do not receive any incentive compensation that would cause them to treat one strategy or account preferentially over another strategy or account. Lastly, Diamond Hill has a trade allocation policy that addresses the issues surrounding similar holdings across different strategies/accounts to ensure fairness.

Compensation. All of the portfolio managers are paid a competitive base salary, based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients and fund shareholders, portfolio managers also participate in an annual cash incentive compensation program that is tied directly to long-term relative pre-tax investment performance of the portfolios they manage. Long-term is defined as the trailing five years (or since the individual became the portfolio manager of the portfolio if less than five years). Relative investment performance is measured against the respective portfolio's benchmark and/or its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool which is determined by the compensation committee of the sub-advisor's parent firm, Diamond Hill Investment Group, Inc. The compensation committee, which is comprised of outside members of the board of directors, makes its determination as to the amount of the pool based on a number of factors including overall firm investment and operating performance, market compensation data and profitability of the firm compared to similar firms. The portfolio managers are also eligible to participate in other Diamond Hill Investment Group, Inc. employee stock or cash incentive programs including 401(k) company match.

Fund Ownership. As of September 30, 2007, Messrs. Dillon and Schindler did not own any shares of the Small Cap Value Opportunities Fund.


For its services, Diamond Hill is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Small Cap Value Opportunities Fund that is manages, as set forth below.

---------------------------------------------------------------------------------------------------------
Fund                                              Sub-Advisory Fee
---------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                0.55% on the first $50 million of allocated assets;
                                                  0.50% on allocated assets above that amount
---------------------------------------------------------------------------------------------------------

JAMES INVESTMENT RESEARCH


James Investment Research, Inc. ("JIR"), 1349 Fairground Road, Xenia, OH 45385, serves as one of the three sub-advisors to the Small Cap Value Opportunities Fund. As of December 31, 2007, JIR had approximately $2.2 billion in assets under management. All portfolios at JIR are team managed by the firm's Investment Committee (IC). The IC has seven members, the most senior of which is Dr. Frank E. James, Ph.D.

The following information is as of September 30, 2007:

Dr. Frank E. James, Ph.D., co-managed five other registered investment companies with approximately $723 million in total assets, one unregistered pooled vehicle with approximately $9.5 million in total assets and 13 other accounts with approximately $89.4 million in total assets. Mr. Barry R. James, CFA, CIC, co-managed five other registered investment companies with approximately $723 million in total assets, zero unregistered pooled vehicles and 27 other accounts with approximately $223 million in total assets. Ms. Ann M. Shaw, CFP, co-managed five other registered investment companies with approximately $723 million in total assets, zero unregistered pooled vehicles and 49 other accounts with approximately $122.5 million in total assets. Mr. Thomas L. Mangan co-managed five other registered investment companies with approximately $723 million in total assets, zero unregistered pooled vehicles and 51 other accounts with approximately $805 million in total assets. Mr. David W. James co-managed five other registered investment companies with approximately $723 million in total assets, zero unregistered pooled vehicles and 27 other accounts with approximately $87.8 million in total assets. Mr. R. Brian Culpepper co-managed five other registered investment companies with approximately $723 million in total assets, zero unregistered pooled vehicles and 48 other accounts with approximately $50.2 million in total assets. Mr. Brian Shepardson, CFA, CIC, co-managed five other registered investment companies with approximately $723 million in total assets, zero unregistered pooled vehicles and 21 other accounts with approximately $40 million in total assets. Registered investment companies are team managed which results in double counting of assets.

All mutual funds and the James Market Neutral Limited Partnership are team managed, so each portfolio manager's Total Assets include all the assets in all those funds, which results in counting the same assets several times. This cannot be used to determine JIR's total assets under management due to this methodology.


As of September 30, 2007, the portfolio management team managed one account where the advisory fee included an incentive fee along with a base fee.


Compensation. The portfolio managers are compensated by salary and bonus. Salary is determined at employment and is periodically adjusted. The net, pre-tax profits of JIR are shared with its employees through the bonus based on a formula and an additional amount is contributed into a profit sharing retirement plan. The portion of JIR's profits awarded to portfolio managers as a bonus is based on the value of the assets under management by that portfolio manager, the number of accounts managed and length of service with JIR; the longer the tenure, the greater the compensation. JIR may give additional bonuses at its sole discretion or upon the advice of its Board of Directors.

Conflicts of Interest. JIR manages other accounts in the same style as this fund (including another mutual fund and other pooled funds), which could result in a conflict of interest. To address this potential conflict, JIR has adopted policies and procedures that require the aggregation of orders, whenever possible, average pricing and the pro-rata allocation of executions. JIR strives to prevent any situation where one client is advantaged or disadvantaged by another client's transactions.

In addition, JIR will frequently hold small capitalization stocks in the other styles that it manages. To prevent moving the market by its own buying and selling, JIR has adopted policies and procedures limiting the maximum amount of a company's stock it will hold firm wide.


Fund Ownership. As of September 30, 2007, the IC owned $50,001-$100,000 of the Small Cap Value Opportunities Fund.


For its services, JIR is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the Small Cap Value Opportunities Fund that is manages, as set forth below.

--------------------------------------------------------------------------------
Fund                                              Sub-Advisory Fee
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                0.50%
--------------------------------------------------------------------------------

PITCAIRN INVESTMENT MANAGEMENT


Pitcairn Investment Management ("Pitcairn"), a registered investment adviser, is a division of Pitcairn Trust Company ("PTC"). The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown, Pennsylvania 19046. PTC was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 80 years. Pitcairn was originally formed as a division of PTC in order to provide investment advisory and Manager selection services to the Pitcairn Funds, and currently provides investment sub-advisory services to the Touchstone Pitcairn Funds. As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the SEC as an investment adviser, and is not so registered. Beginning May 12, 2001, banks serving as advisers to mutual funds have been required to register with the SEC as investment advisers unless such services were performed through a "separately identifiable department or division," and not the bank itself, in which case the separately identifiable department or division could so register. Accordingly, Pitcairn was registered as an investment adviser with the SEC as a separately identifiable division within PTC effective March 27, 2001 pursuant to an order granted by the SEC. As of December 31, 2007, Pitcairn had approximately $922 million in assets under management.

A team composed of senior members of Pitcairn's investment management group manages each equity fund. These individuals serve as co-managers with equal decision-making authority. Portfolio action is taken on a consensus basis.


Other Accounts. Eric Feder and David Larrabee are the co-managers of the Diversified Growth Fund, Diversified Value Fund and the Family Heritage(R) Fund; Eric Feder and Christopher Ouimet are the co-managers of the Small Cap Fund. As of September 30, 2007, Mr. Feder co-managed the 4 registered investment companies listed above with approximately $474 million in total assets and 5 other account with approximately $237 million in total assets. As of September 30, 2007, Mr. Larrabee co-managed the 3 registered investment companies listed above with approximately $405 million in total assets and 4 other accounts with approximately $120 million in total assets. As of September 30, 2007, Mr. Ouimet co-managed the 1 registered investment company listed above with approximately $69 million in total assets and 1 other account with approximately $15 million in total assets.

As of September 30, 2007, Mr. Raebiger did not manage any other investment companies, other pooled investment vehicles or other similar accounts.


The portfolio managers manage no accounts, other than the Touchstone Pitcairn Funds, in which the fee is based upon the performance of the account.

Conflicts. While it is conceivable that a conflict of interest may arise in cases where portfolio managers are responsible for more than one product, Pitcairn believes such a conflict is mitigated to the point of being effectively eliminated due to various factors. First, in the case of equity funds, all portfolios are managed on a team basis. Also, Pitcairn's investment management process is focused on the disciplined management of portfolios within a very well defined structure. Accordingly, the inappropriate placement of a particular investment "opportunity" in a particular portfolio without an extensive review of the suitability and portfolio's risk profile should not take place. Investment decisions are always made in a portfolio context.

Compensation. Compensation of portfolio managers has three components: Base salary, incentive cash compensation and equity. In addition, portfolio managers are eligible to participate, upon the same terms as all other Pitcairn employees, in Pitcairn's defined benefits retirement plan and 401(k) plan - neither of which permits Pitcairn or other persons to exercise any relevant discretion as to a specific individual participant's benefits.

Base salary is the traditional fixed base compensation paid to an employee on a semimonthly basis.

Incentive cash compensation is paid each year with the amount based upon two factors: a target percentage of base salary and a success factor. The success factor is calculated at the close of each calendar year and is based upon two criteria: investment performance (80%) and adherence to Pitcairn's investment management policies (20%). The investment performance measure is based upon a number of criteria including performance of each portfolio versus benchmarks as well as peer groups. The measures of performance in the aggregate determine the amount of cash incentive compensation to be awarded to the group. The award recommended for each professional is based upon various measurements of their contribution to overall performance, which ultimately determines his or her individual success score. Success scores may exceed 100%. Minimum success is zero. The ultimate payment of incentive cash compensation is funded from the profits of Pitcairn, based upon a formula approved in advance by Pitcairn's Board of Directors through its Compensation Committee.

The third component of compensation is equity in Pitcairn Financial Group, Inc. (which wholly owns Pitcairn Trust Company), via issuance of restricted stock. All Pitcairn officers participate in the restricted stock plan. Each professional has an annual target for potential awards of stock denominated as a percentage of base salary. Each year's ultimate award is based upon a percentage-success score that is determined based upon the accomplishment of a series of corporate goals for Pitcairn Financial Group that are set at the beginning of each calendar year. Investment performance is always an important part of those goals. Percentage success for each year is based upon the aggregate success versus corporate goals and is the same for all participants.

Shares are awarded early in each calendar year for business plan success in the prior year. Those shares then vest at a rate of 20% each year. While the plan provides for some liquidity under very limited circumstances, the objective is for shares to be retained until termination of employment.


Fund Ownership. The following table indicates the dollar range of shares beneficially owned by each of the Touchstone Pitcairn Fund's portfolio managers as of September 30, 2007.


-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER           FUND                                   DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
John R. Raebiger, Jr.       Pitcairn Taxable Bond Fund             None

                            Tax-Exempt Bond Fund                   None
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Eric Feder                  Diversified Growth Fund                $50,001-$100,000

                            Diversified Value Fund                 $50,001-$100,000

                            Family Heritage(R) Fund                $10,001-$50,000

                            Small Cap Fund                         $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
David Larrabee              Diversified Growth Fund                None

                            Diversified Value Fund                 $10,001-$50,000

                            Family Heritage(R) Fund                $10,001-$50,000

-------------------------------------------------------------------------------------------------------------
Christopher P. Ouimet       Small Cap Fund                         $1-$10,000
-------------------------------------------------------------------------------------------------------------


For its services, Pitcairn is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of each Touchstone Pitcairn Fund, as set forth below.

---------------------------------------------------------------------------------------------------
Fund                                            Sub-Advisory Fee
---------------------------------------------------------------------------------------------------
                                                0.55% on the first $150 million of assets; 0.40%
Diversified Value Fund                          on the value of assets above that amount
---------------------------------------------------------------------------------------------------
                                                0.55% on the first $102 million of assets; 0.40%
Diversified Growth Fund                         on the value of assets above that amount
---------------------------------------------------------------------------------------------------
                                                0.55% on the first $90 million of assets; 0.45%
Small Cap Fund                                  on the value of assets above that amount
---------------------------------------------------------------------------------------------------
                                                0.70% on the first $127 million of assets; 0.45%
Family Heritage(R) Fund                         on the value of assets above that amount
---------------------------------------------------------------------------------------------------
                                                0.30% on the first $43 million of assets; 0.25%
Pitcairn Taxable Bond Fund                      on the value of assets above that amount
---------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund                            0.25% on the value of the assets in the Fund
---------------------------------------------------------------------------------------------------

SANDS CAPITAL MANAGEMENT


Sands Capital Management, LLC ("Sands Capital Management"), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund. As a sub-advisor, Sands Capital Management makes investment decisions for the Fund. As of December 31, 2007, Sands Capital Management had approximately $20.6 billion in assets under management.


Other Accounts. Sands Capital employs a single investment strategy - the Sands Capital Large Cap Growth Equity strategy - for its client portfolios, including funds as well as institutional and individual accounts.

The Sands Capital Select Growth Fund is managed by Frank M. Sands, Sr., CFA; Frank M. Sands, Jr., CFA; and David E. Levanson, CFA. Messrs. Sands, Sands and Levanson also manage other mutual funds as well as separate accounts. As of September 30, 2007, the investment team managed or sub-advised 6 registered mutual funds with approximately $3.0 billion in total assets, and 1,077 separate accounts totaling $17.5 billion in assets. This separate account number counts each separately managed account program (or "wrap" program) as one account. As of September 30, 2007, Sands Capital participated in 3 separately managed account programs in which there were approximately 3,121 underlying accounts. The investment team also managed 8 unregistered pooled vehicles with total assets of approximately $1.8 billion. With respect to such accounts, 8 accounts, with assets of approximately $1.8 billion, pays Sands Capital a fee based upon the performance of the account in addition to a base fee.


Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there are actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. All Sands Capital employees receive a base salary commensurate with their level of experience. Sands Capital's goal is to maintain competitive base salaries through an ongoing review of industry standards, market conditions, and salary surveys. Employees also receive a qualitative bonus based on an annual evaluation of the employee's individual performance, based on their job responsibilities. In addition, employees are eligible for equity ownership; equity owners share in the profits of Sands Capital's profits. Employees also may participate in a 401(k)/profit sharing plan. The 401(k)/profit sharing plan is a discretionary vehicle funded by both the individual and Sands Capital.

Investment professionals may also receive an investment results bonus. The investment results bonus is based upon one, three and five-year components, calculated by reference to the relative performance of Sands Capital's Tax Exempt Institutional Equity Composite and the Russell 1000 Growth index over rolling one, three and five year periods.


Fund Ownership. As of September 30, 2007 Frank Sands, Sr., Frank Sands, Jr. and David Levanson did not own any shares of the Sands Capital Select Growth Fund.


Set forth below is information about the sub-advisory fee arrangements of the Sands Capital Select Growth Fund. The "Highest/Lowest Possible Sub-Advisory Fee" column in the table that follows represents the maximum and minimum amount that Sands Capital may receive pursuant to the sub-advisory agreement. Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee.

-----------------------------------------------------------------------------------------------------
                                 REQUIRED                             ANNUAL         HIGHEST/LOWEST
                                 EXCESS         BASE SUB-ADVISORY     ADJUSTMENT     POSSIBLE SUB-
FUND             BENCHMARK       PERFORMANCE    FEE                   RATE           ADVISORY FEE
-----------------------------------------------------------------------------------------------------
                                                0.50% on the first
                                                $100 million of
Sands Capital                                   assets; 0.45% on
Select Growth    Russell 1000                   the value of assets
Fund             Growth Index    +/- 2.50%      above that amount     +/- 0.15%      0.65% / 0.35%
-----------------------------------------------------------------------------------------------------

AXA ROSENBERG INVESTMENT MANAGEMENT


AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), 4 Orinda Way, Building E, Orinda, CA 94563, serves as sub-advisor to the International Equity Fund. AXA Rosenberg, founded in the U.S. in 1985, is wholly owned by AXA Rosenberg Group LLC. AXA Rosenberg Group LLC is contractually controlled jointly by AXA IM Rose, Inc., Barr Rosenberg, Kenneth Reid and Rosenberg Alpha L.P. AXA IM Rose, Inc. is wholly owned by AXA IM Holding U.S. Inc. AXA IM Holding U.S. Inc. is wholly owned by AXA Investment Managers S.A., a French societe anonyme, which, in turn, is owned, collectively, by AXA SA, a French holding company, AXA France IARD, a French societe anonyme, AXA UK Plc, a British public limited company and AXA Konzern AG, a German Aktiengesellschaft. AXA Assurances IARD, AXA UK Plc and AXA Colonia Konzern AG are owned by AXA SA (more than 90% directly). Rosenberg Alpha L.P. is controlled by Barr Rosenberg, as their Managing General Partner. Each of these entities may be deemed a controlling person of AXA Rosenberg. As of December 31, 2007, AXA Rosenberg had approximately $135.3 billion in assets under management.


A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by AXA Rosenberg's investment models and the day-to-day portfolio management operations of the International Equity Fund. Dr. William Ricks has overall responsibility for the implementation of AXA Rosenberg's investment strategies.


Other Accounts. September 30, 2007, Dr. Ricks was responsible for the day-to-day management of 20 investment companies with total assets of approximately $6.8 billion, 16 other pooled investment vehicles (including separate accounts and hedge funds) with total assets of approximately $3.7 billion and 168 other accounts with total assets of approximately $31.9 billion. One other pooled investment vehicle (assets of $17.4 million) and 33 other accounts (assets of $10.4 billion) pay a performance-based advisory fee. Of the 20 investment companies Dr. Ricks was responsible for, 10 accounts (assets of 2.4 billion) pay a performance based fee.

Conflicts. AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures and disclosures that it believes are reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds, and allocating investment opportunities. Employees are subject to the above-mentioned policies and oversight to help ensure that all of its clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Dr. Ricks' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Fund, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. Additionally, AXA Rosenberg believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. As discussed above, AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. A potential conflict of interest may arise as a result of Dr. Ricks' access to information regarding the size, timing, and possible market impact of Fund trades. It is theoretically possible that he could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. However, AXA Rosenberg believes that its investment approach and policies and procedures are reasonably designed to allocate investment opportunities on a fair and equitable basis over time to prevent such actions.

Investment Opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may arise as a result of Dr. Ricks' management of the Fund and other accounts which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund, especially where AXA Rosenberg receives, or expects to receive, greater compensation from its management of the other accounts than the Fund. It is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg believes that it has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Compensation. AXA Rosenberg compensates Dr. Ricks for his management of the Fund. His compensation consists of a fixed annual salary, a subjective annual bonus, as well as deferred compensation. AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with AXA Rosenberg and management and supervisory responsibilities are relevant to compensation decisions.


Fund Ownership. As of September 30, 2007, Dr. Ricks did not own any shares of the International Equity Fund.


For its services, AXA Rosenberg is entitled to receive base investment sub-advisory fees at an annualized rate, based on the average daily net assets of the International Equity Fund, as set forth below.

--------------------------------------------------------------------------------
Fund                             Sub-Advisory Fee
--------------------------------------------------------------------------------
International Equity Fund        0.50% on the first $200 million of assets;
                                 0.40% on the value of assets above that amount
--------------------------------------------------------------------------------

TOUCHSTONE ADVISORS

Touchstone Advisors, Inc. ("Touchstone Advisors"), 303 Broadway, Suite 1100, Cincinnati, OH 45202, serves as the investment advisor to the Touchstone Strategic Value and High Income Fund. James Grifo and William Dent are the co-portfolio managers for the Fund.

Other Accounts. Mr. Grifo and Mr. Dent do not serve as the portfolio managers for any other accounts. However, in their capacity as officers of Touchstone Advisors, Mr. Grifo and Mr. Dent are responsible for the selection and oversight of sub-advisors who manage the assets of other Touchstone mutual funds and variable annuity sub-accounts.

Conflicts. Touchstone Advisors believes that material conflict of interest do not occur in the management of this investment strategy. Touchstone Advisors does receive advisory fees for the investment advisory and administration services provided to the underlying funds invested in by the Strategic Value and High Income Fund. These fees vary by fund, and therefore Touchstone Advisors may receive greater income by selecting certain Touchstone Funds in greater portion than others. However, the co-portfolio managers do not receive direct incentive compensation for the advisory and administrative fees collected by Touchstone Advisors.

Compensation. The portfolio managers, in their capacity as officers of Touchstone Advisors, are paid a base salary, based on experience, external market comparisons to other positions, and other business factors. Additionally, they participate in an annual cash incentive compensation program indirectly tied to the financial performance of Touchstone Advisors as an operating business entity. Retirement plan and health care benefits are also provided.


Fund Ownership. As of September 30, 2007, Mr. Grifo and Mr. Dent did not own shares of the Touchstone Strategic Value and High Income Fund.

FEES PAID TO THE SUB-ADVISORS

For the fiscal year ended September 30, 2007 and the fiscal period from March 1, 2006 through September 30, 2006, the Advisor paid to the Sub-Advisors the following amounts for each Fund during the periods indicated below:

-------------------------------------------------------------------------------------------------------------------
                                                                            SUB-ADVISORY FEES PAID
                                                                            ---------------------------------------
FUND                                                                        2006          2007
-------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund - Clover Capital                                   $212,724      $348,788
-------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value Fund - Clover Capital                           $767,679      $1,020,271
-------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund - Clover Capital                              $31,853       $45,590
-------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund - Chartwell                          $142,729      $194,947
-------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund - Chartwell                                $61,276       $82,800
-------------------------------------------------------------------------------------------------------------------
Diversified Value Fund - Pitcairn                                           $520,003      $948,050
-------------------------------------------------------------------------------------------------------------------
Diversified Growth Fund - Pitcairn                                          $363,092      $638,962
-------------------------------------------------------------------------------------------------------------------
Small Cap Fund - Pitcairn                                                   $275,833      $439,574
-------------------------------------------------------------------------------------------------------------------
Family Heritage Fund - Pitcairn                                             $334,750      $585,286
-------------------------------------------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund - Pitcairn                                       $79,432       $118,833
-------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund - Pitcairn                                             $169,544      $283,346
-------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund - Sands Capital Management                 $1,233,309    $2,844,805
-------------------------------------------------------------------------------------------------------------------
Mid Cap Fund - Turner                                                       $37,935       $1,485,862
-------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund - Turner                                  $182,266      $249,106
-------------------------------------------------------------------------------------------------------------------
International Equity Fund - AXA Rosenberg                                   $429,950      $1,180,434
-------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund
-------------------------------------------------------------------------------------------------------------------
   Turner                                                                   $376,068      $598,481
-------------------------------------------------------------------------------------------------------------------
   JIR                                                                      $0            $95,226
-------------------------------------------------------------------------------------------------------------------
   Diamond Hill                                                             $320,951      $473,319
-------------------------------------------------------------------------------------------------------------------

The sub-advisory fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

Prior to March 1, 2006, CIMCO paid fees to the sub-advisors of the Funds for their services.


THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust, except the TINT Institutional Money Market Fund. However, the Trust and the Advisor have entered into an Administration Fee Waiver Agreement that provides that the Advisor will maintain an administration fee rate of 0.1460% for the Trust until March 1, 2008.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed JPMorgan Chase Bank, N.A. ("JPMorgan"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. JPMorgan prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. JPMorgan also provides accounting and pricing services to the Funds. The sub-administration fees for JPMorgan are paid by the Administrator.


For the fiscal years ended September 30, 2005, 2006 and 2007, the Trust paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                           ADMINISTRATIVE FEES PAID
                                           -------------------------------------
FUND                                       2005         2006         2007
--------------------------------------------------------------------------------
Value Opportunities Fund                   $143,187     $163,704     $172,854
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund           $759,991     $481,047     $405,827
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund              $43,300      $36,534      $36,531
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund     $518,013     $329,279     $280,675
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund           $205,706     $134,834     $117,850
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund          $62,834      $92,454      $89,901
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund         $43,413      $267,141     $411,942
--------------------------------------------------------------------------------
Strategic Value and High Income Fund       $1,310       $2,320       $3,248
--------------------------------------------------------------------------------
Diversified Value Fund                     $238,877     $241,440     $324,095
--------------------------------------------------------------------------------
Diversified Growth Fund                    $165,437     $170,869     $226,235
--------------------------------------------------------------------------------
Small Cap Fund                             $141,583     $129,535     $145,326
--------------------------------------------------------------------------------
Family Heritage Fund                       $120,679     $121,028     $152,840
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund                 $70,904      $67,429      $71,881
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund                       $169,570     $166,912     $206,284
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund           $231,147     $632,145     $1,010,955
--------------------------------------------------------------------------------
International Equity Fund                  $174,355     $204,877     $282,392
--------------------------------------------------------------------------------

The administration fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal year ended December 31, 2004, the fiscal periods from January 1, 2005 through September 30, 2005 and the fiscal years ended September 30, 2006 and 2007, the Mid Cap Fund paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                 ADMINISTRATIVE FEES PAID
                                 -----------------------------------------------
FUND                             2004               2005                2006
--------------------------------------------------------------------------------
Mid Cap Fund*                    N/A                $508                $12,812
--------------------------------------------------------------------------------
                                 2007
--------------------------------------------------------------------------------
Mid Cap Fund*                    $584,259
--------------------------------------------------------------------------------

*The predecessor CIP Midcap Core Portfolio was not subject to separate administrative fees under the previous unified fee structure.

For the fiscal year ended September 30, 2007 and the fiscal period from March 1, 2006 through September 30, 2006, the Administrator paid the following sub-administrative fees:

--------------------------------------------------------------------------------
                                            SUB-ADMINISTRATIVE FEES PAID
                                            ------------------------------------
FUND                                        2006             2007
--------------------------------------------------------------------------------
Value Opportunities Fund                    $22,422          $75,889
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund            $66,532          $166,633
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund               $5,521           $13,728
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            SUB-ADMINISTRATIVE FEES PAID
                                            ------------------------------------
FUND                                        2006             2007
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $44,531          $115,157
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $19,108          $48,838
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund           $14,217          $36,786
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund          $53,224          $168,808
--------------------------------------------------------------------------------
Diversified Value Fund                      $37,838          $119,414
--------------------------------------------------------------------------------
Diversified Growth Fund                     $26,655          $90,395
--------------------------------------------------------------------------------
Small Cap Fund                              $19,579          $59,140
--------------------------------------------------------------------------------
Family Heritage Fund                        $18,650          $62,256
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund                  $10,425          $28,138
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund                        $26,449          $84,101
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $114,253         $412,147
--------------------------------------------------------------------------------
International Equity Fund                   $33,536          $116,200
--------------------------------------------------------------------------------
Mid Cap Fund                                $3,288           $251,191
--------------------------------------------------------------------------------
Strategic Value and High Income Fund        $467             $2,847
--------------------------------------------------------------------------------

The sub-administrative fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.


Effective November 20, 2006, JPMorgan began serving as the Trust's transfer agent (the "Transfer Agent"). JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses. The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Effective November 20, 2006, JPMorgan began providing compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement. For providing compliance services to the Trust, the Funds pay an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.


For the fiscal period from November 20, 2006 through September 30, 2007, the Trust paid the following compliance fees:

--------------------------------------------------------------------------------
                                            COMPLIANCE FEES PAID
                                            ------------------------------------
FUND                                        2007
--------------------------------------------------------------------------------
Value Opportunities Fund                    $1,029
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund            $1,280
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund               $864
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $1,140
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $958
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund           $921
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund          $1,286
--------------------------------------------------------------------------------
Strategic Value and High Income Fund        $0
--------------------------------------------------------------------------------
Diversified Value Fund                      $1,514
--------------------------------------------------------------------------------
Diversified Growth Fund                     $1,074
--------------------------------------------------------------------------------
Small Cap Fund                              $988
--------------------------------------------------------------------------------
Family Heritage Fund                        $913
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund                  $904
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund                        $1,059
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $1,946
--------------------------------------------------------------------------------
International Equity Fund                   $1,147
--------------------------------------------------------------------------------
Mid Cap Fund                                $1,554
--------------------------------------------------------------------------------

The compliance fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.


DISTRIBUTION AND SHAREHOLDER SERVICES


Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine. Prior to March 1, 2006, the distributor was Constellation Investment Distribution Company, Inc.


Ms. McGruder may be deemed to be an affiliate of the Distributor because she is the President of the Distributor and an officer of affiliates of the Distributor. Mr. Barrett may be deemed to be an affiliate of the Distributor because he is President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Distributor, and an officer of other affiliates of the Distributor. Ms. McGruder and Mr. Barrett, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS.


Certain Funds have adopted a distribution and/or shareholder servicing plan for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.


CLASS II SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class II Plan") under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Class II Shares of the Pitcairn Taxable Bond Fund are subject to the Class II Plan.

CLASS A SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class A Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%. Class A Shares of the following Funds are subject to the Class A Plan: Diversified Growth Fund, Diversified Small Cap Value Fund, Diversified Value Fund, Family Heritage(R) Fund, Healthcare and Biotechnology Fund, International Equity Fund, Mid Cap Fund, Small Cap Fund, Small Cap Value Opportunities Fund, Strategic Value and High Income Fund, Tax-Exempt Bond Fund, Value Opportunities Fund and Premium Yield Equity Fund.

CLASS C SHARES. Certain Funds have adopted a plan of distribution and shareholder service (the "Class C Plan") under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Class C Shares of the following Funds are subject to the Class C Plan: Diversified Small Cap Value Fund, Diversified Value Fund, Family Heritage(R) Fund, Healthcare and Biotechnology Fund, International Equity Fund, Mid Cap Fund, Small Cap Fund, Small Cap Value Opportunities Fund, Strategic Value and High Income Fund, Value Opportunities Fund and Premium Yield Equity Fund.

CLASS Z SHARES. Certain Funds have adopted a shareholder service plan (the "Class Z Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for shareholder service fees. Class Z Shares of the following Funds are subject to the Class Z Plan: Diversified Small Cap Value Fund, Mid Cap Fund, Sands Capital Select Growth Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, Ultra Short Duration Fixed Income Fund and Value Opportunities Fund.

GENERAL INFORMATION. In connection with the distribution of Shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating shareholders that invest in Shares;
(ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding inquires from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and John F. Barrett, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.


For the fiscal years ended September 30, 2006 and 2007, the Funds paid the following in Distribution and Shareholder Servicing fees:

-------------------------------------------------------------------------------------------------------------------------
                                                2006                                 2007
-------------------------------------------------------------------------------------------------------------------------
FUND                                            DISTRIBUTION      SHAREHOLDER        DISTRIBUTION       SHAREHOLDER
                                                FEES PAID         SERVICING FEES     FEES PAID          SERVICING FEES
                                                                  PAID                                  PAID
-------------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                        $0                $0                 $1,666             $55,721
-------------------------------------------------------------------------------------------------------------------------
Diversified  Small Cap Value Fund               $0                $0                 $551               $350,941
-------------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund                   $0                $0                 $0                 $0
-------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund          $0                $0                 $0                 $249,308
-------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                $0                $0                 $0                 $105,077
-------------------------------------------------------------------------------------------------------------------------
Diversified Value Fund                          $0                $413,588           $383,829           $59,979
-------------------------------------------------------------------------------------------------------------------------
Diversified Growth Fund                         $0                $292,706           $261,539           $42,162
-------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                  $0                $221,888           $167,323           $29,872
-------------------------------------------------------------------------------------------------------------------------
Family Heritage(R) Fund                         $0                $207,316           $180,919           $28,689
-------------------------------------------------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund*                     $0                $115,502           $0                 $99,056
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund                            $0                $285,928           $243,350           $40,888
-------------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                $0                $695,414           $0                 $934,767
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                    $0                $75                $63                $15,149
-------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund               $0                $158,379           $107,001           $17,803
-------------------------------------------------------------------------------------------------------------------------
International Equity Fund                       $0                $350,873           $338,796           $54,197
-------------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund              $0                $457,896           $78                $572,540
-------------------------------------------------------------------------------------------------------------------------
Strategic Value and High Income Fund            $0                $0                 $173               $0
-------------------------------------------------------------------------------------------------------------------------


* Except for the Pitcairn Taxable Bond Fund, the Funds are no longer subject to the Class II Plan.


The distribution and shareholder servicing fees for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.


TRUSTEES AND OFFICERS OF THE TRUST


The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Touchstone Institutional Funds Trust (formerly Constellation Institutional Portfolios). The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------


         NAME             POSITION      TERM OF         PRINCIPAL OCCUPATION(S) DURING PAST          NUMBER            OTHER
        ADDRESS             HELD         OFFICE                       5 YEARS                       OF FUNDS       DIRECTORSHIPS
     YEAR OF BIRTH          WITH          AND                                                       OVERSEEN          HELD(4)
                            TRUST        LENGTH                                                      IN THE
                                        OF TIME                                                    TOUCHSTONE
                                       SERVED(2)                                                      FUND
                                                                                                   COMPLEX(3)


-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee      Until         Senior Vice President of The Western and            53       Director of
Touchstone               and          retirement    Southern Life Insurance Company.  President                  LaRosa's (a
Advisors, Inc            President    at age 75     and a director of IFS Financial Services,                    restaurant
303 Broadway                          or until      Inc. (a holding company).  She is a                          chain).
Cincinnati, OH                        she resigns   director of Capital Analysts Incorporated
Year of Birth: 1955                   or is         (an investment advisor and broker-dealer),
                                      removed       IFS Fund Distributors, Inc. (a
                                                    broker-dealer), Touchstone Advisors, Inc.
                                      Trustee       (the Trust's investment advisor and
                                      since 2006    administrator) and Touchstone Securities,
                                                    Inc. (the Trust's distributor).  She is
                                                    also President and a director of IFS Agency
                                                    Services, Inc. (an insurance agency), W&S
                                                    Financial Group Distributors, Inc. (an
                                                    annuity distributor) and IFS Systems, Inc.
                                                    She is Senior Vice President and a director
                                                    of W&S Brokerage Services, Inc. (a
                                                    broker-dealer). She is President and Chief
                                                    Executive Officer of Integrity Life
                                                    Insurance Company and National Integrity
                                                    Life Insurance Company.  She is President
                                                    of Touchstone Tax-Free Trust, Touchstone
                                                    Investment Trust, Touchstone Variable
                                                    Series Trust, Touchstone Strategic Trust,
                                                    Touchstone Funds Group Trust and Touchstone
                                                    Institutional Funds Trust.  She was
                                                    President of Touchstone Advisors, Inc., and
                                                    Touchstone Securities, Inc. until 2004.
-----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee      Until         Chairman of the Board, President and Chief             53    Director of The
The Western and                       retirement    Executive Officer of The Western and                         Andersons (an
Southern Life                         at age 75     Southern Life Insurance Company, Western-                    agribusiness and
Insurance                             or until he   Southern Life Assurance Company and Western                  retailing
Company                               resigns or    & Southern Financial Group, Inc.; Director                   company);
400 Broadway                          is removed    and Chairman of Columbus Life Insurance                      Convergys
Cincinnati, OH                                      Company; Fort Washington Investment                          Corporation (a
Year of Birth: 1949                   Trustee       Advisors, Inc., Integrity Life Insurance                     provider of
                                      since 2007    Company and National Integrity Life                          business support
                                                    Insurance Company; Director of Eagle Realty                  systems and
                                                    Group, Inc. and Eagle Realty Investments,                    customer care
                                                    Inc.; Director, Chairman and CEO of WestAd,                  operations) and
                                                    Inc.; President and Trustee of Western &                     Fifth Third
                                                    Southern Financial Fund, Inc.                                Bancorp.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------


         NAME             POSITION      TERM OF         PRINCIPAL OCCUPATION(S) DURING PAST          NUMBER            OTHER
        ADDRESS             HELD         OFFICE                       5 YEARS                       OF FUNDS       DIRECTORSHIPS
     YEAR OF BIRTH          WITH          AND                                                       OVERSEEN          HELD(4)
                            TRUST        LENGTH                                                      IN THE
                                        OF TIME                                                    TOUCHSTONE
                                       SERVED(2)                                                      FUND
                                                                                                   COMPLEX(3)


-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      Until         President and Chief Executive Officer of            53       Director of the
105 East Fourth Street                retirement    Cox Financial Corp. (a financial services                    Federal Reserve
Cincinnati, OH                        at age 75     company).                                                    Bank of
Year of Birth: 1947                   or until he                                                                Cleveland and
                                      resigns or                                                                 Duke Energy (a
                                      is removed                                                                 utility
                                                                                                                 company);
                                      Trustee                                                                    Chairman of The
                                      since 2006                                                                 Cincinnati Bell
                                                                                                                 Telephone
                                                                                                                 Company LLC;
                                                                                                                 Director of The
                                                                                                                 Timken Company
                                                                                                                 (a manufacturer
                                                                                                                 of bearings,
                                                                                                                 alloy steels and
                                                                                                                 related products
                                                                                                                 and services);
                                                                                                                 Director of
                                                                                                                 Diebold,
                                                                                                                 Incorporated (a
                                                                                                                 provider of
                                                                                                                 integrated
                                                                                                                 self-service
                                                                                                                 delivery and
                                                                                                                 security
                                                                                                                 systems).
-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      Until         Principal of HJL Enterprises (a privately           53       None
c/o Touchstone                        retirement    held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until he
Cincinnati, OH                        resigns or
Year of Birth: 1938                   is removed

                                      Trustee
                                      since 2007
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee      Until         Executive for Duro Bag Manufacturing Co. (a         53       Trustee of
c/o Touchstone                        retirement    bag manufacturer);  President of Shor                        Jewish Hospital,
Advisors, Inc.                        at age 75     Foundation for Epilepsy Research (a                          Greater
303 Broadway                          or until he   charitable foundation);  Trustee of                          Cincinnati Arts
Cincinnati, OH                        resigns or    Riverfront Funds (mutual funds) from 1999 -                  & Education
Year of Birth: 1938                   is removed    2004.                                                        Center and
                                                                                                                 Cincinnati Arts
                                      Trustee                                                                    Association.
                                      since 2006
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg      Trustee      Until         Retired Partner of KPMG LLP (a certified            53       Trustee of
c/o Touchstone                        retirement    public accounting firm).  He is Vice                         Tri-Health
Advisors, Inc.                        at age 75     President of St. Xavier High School.                         Physician
303 Broadway                          or until he                                                                Enterprise
Cincinnati, OH                        resigns or                                                                 Corporation.
Year of Birth: 1934                   is removed

                                      Trustee
                                      since 2006
-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee      Until         CEO, Chairman and Director of Avaton, Inc.          53       Director of QMed
c/o Touchstone                        retirement    (a wireless entertainment company) until                     (a health care
Advisors, Inc.                        at age 75     2006.  President of Cincinnati Biomedical                    management
303 Broadway                          or until he   (a life science and economic development                     company).
Cincinnati, OH                        resigns or    company). CEO, Chairman and Director of
Year of Birth: 1948                   is removed    Astrum Digital Information (an information
                                                    monitoring company) from 2000 until 2001.
                                      Trustee
                                      since 2007
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of the Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor and the Distributor, and an officer of other affiliates of the Advisor and the Distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.


(3) The Touchstone Fund Complex consists of 18 series of the Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.


(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust.

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------


               NAME                       POSITION             TERM OF OFFICE                   PRINCIPAL OCCUPATION(S)
             ADDRESS                     HELD WITH              AND LENGTH OF                           DURING
          YEAR OF BIRTH                   TRUST(1)               TIME SERVED                         PAST 5 YEARS


-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                    President and         Until resignation,         See biography above.
Touchstone                          Trustee               removal or
Advisors, Inc.                                            disqualification
303 Broadway
Cincinnati, OH                                            President since
Year of Birth: 1955                                       2004; President from
                                                          2000-2002
-----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                     Vice President and    Until resignation,         Senior Vice President-Compliance of IFS
Touchstone                          Chief Compliance      removal or                 Financial Services, Inc., Director of
Advisors, Inc.                      Officer               disqualification           Compliance of W&S Brokerage Services, Inc.;
303 Broadway                                                                         Chief Compliance Officer of Puglisi & Co.
Cincinnati, OH                                            Vice President since 2003  from 2001 until 2002.
Year of Birth: 1956
-----------------------------------------------------------------------------------------------------------------------------------
James H. Grifo                      Vice                  Until resignation,         President of Touchstone Securities, Inc. and
Touchstone                          President             removal or                 Touchstone Advisors, Inc.; Managing
Securities, Inc.                                          disqualification           Director, Deutsche Asset Management until
303 Broadway                                                                         2001.
Cincinnati, OH                                            Vice President since 2004
Year of Birth: 1951
-----------------------------------------------------------------------------------------------------------------------------------
William A. Dent                     Vice President        Until  resignation,        Senior Vice President of Touchstone
Touchstone                                                removal or                 Advisors, Inc.; Marketing Director of
Advisors, Inc.                                            disqualification           Promontory Interfinancial Network from
303 Broadway                                                                         2002-2003.
Cincinnati, OH                                            Vice President since 2004
Year of Birth: 1963
-----------------------------------------------------------------------------------------------------------------------------------
Gregory A. Harris                   Vice President        Until resignation,         Vice President-Fund Administration of
Touchstone                                                removal or                 Touchstone Investments; Managing Director,
Advisors, Inc.                                            disqualification           Fund Project Services, Inc. 1998 - 2007.
303 Broadway
Cincinnati, OH                                            Vice President since 2007
Year of Birth: 1968
-----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft                Controller and        Until resignation,         Senior Vice President, Chief Financial
Touchstone                          Treasurer             removal or                 Officer and Treasurer of IFS Fund
Advisors, Inc.                                            disqualification           Distributors, Inc.; Senior Vice President
303 Broadway                                                                         and Chief Financial Officer of W & S
Cincinnati, OH                                            Controller since 2000      Brokerage Services, Inc.; Chief Financial
Year of Birth: 1962                                                                  Officer of IFS Financial Services, Inc.,
                                                          Treasurer since 2003       Touchstone Advisors, Inc. and Touchstone
                                                                                     Securities, Inc.; Senior Vice President and
                                                                                     Chief Financial Officer of Fort Washington
                                                                                     Investment Advisors, Inc.; Assistant
                                                                                     Treasurer of Fort Washington Capital
                                                                                     Partners, LLC.; Assistant Treasurer for
                                                                                     Tristate Ventures, LLC. She served as Senior
                                                                                     Vice President, Chief Financial Officer and
                                                                                     Treasurer of Integrated Investment Services,
                                                                                     Inc. up to April 2007.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                       Secretary             Until resignation,         Assistant Vice President and Senior Counsel
JPMorgan                                                  removal or                 at JPMorgan Chase Bank, N.A
303 Broadway                                              disqualification
Cincinnati, OH
Year of Birth: 1970                                       Secretary since 2006.
                                                          Assistant Secretary from
                                                          2002 - 2006
-----------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Touchstone Institutional Funds Trust.

TRUSTEE COMPENSATION


The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2007. The Trustees began serving on the Board on March 1, 2006, with the exception of Messrs. Barrett, Lerner and Zanotti who began serving on the Board February 5, 2007.

---------------------------------------------------------------------------------------------
                              AGGREGATE
                              COMPENSATION FROM THE        TOTAL COMPENSATION FROM THE
                              TRUST FOR THE FISCAL YEAR    TOUCHSTONE FUND COMPLEX(2) FOR
                              ENDED SEPTEMBER 30,          THE FISCAL YEAR ENDED
NAME                          2007(1)                      SEPTEMBER 30, 2007
---------------------------------------------------------------------------------------------
Jill T. McGruder              $0                           $0
---------------------------------------------------------------------------------------------
Phillip R. Cox                $13,166                      $79,000
---------------------------------------------------------------------------------------------
Donald Siekmann               $12,625                      $75,750
---------------------------------------------------------------------------------------------
Robert E. Stautberg           $13,166                      $79,000
---------------------------------------------------------------------------------------------
John F. Barrett               $0                           $0
---------------------------------------------------------------------------------------------
H. Jerome Lerner              $13,530                      $81,180
---------------------------------------------------------------------------------------------
John P. Zanotti               $9,676                       $58,060
---------------------------------------------------------------------------------------------

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2007 is as follows: Robert E. Stautberg - $20,000.


(2) The Touchstone Fund Complex consists of 18 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 7 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.


Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.


AUDIT COMMITTEE. Messrs. Siekmann, Stautberg and Zanotti are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2007, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee was formed in February 2007 and held three meetings during the fiscal year ended September 30, 2007.


In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX


The following table reflects the Trustees' beneficial ownership in the Trust and the Touchstone Fund Complex as of December 31, 2007.


--------------------------------------------------------------------------------
                                  Dollar Range       Aggregate Dollar Range of
                                 of Securities      Securities in the Touchstone
                                  in the Trust            Fund Complex(1)
--------------------------------------------------------------------------------
Jill T. McGruder                      None               Over $100,000
John F. Barrett                       None               Over $100,000
Phillip R. Cox                        None               Over $100,000
H. Jerome Lerner                      None               Over $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Donald C. Siekmann                    None               Over $100,000
Robert E. Stautberg                   None               Over $100,000
John P. Zanotti                       None               $50,001 - $100,000
--------------------------------------------------------------------------------


(1) The Touchstone Fund Complex consists of 18 series of the Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust and 4 series of Touchstone Institutional Funds Trust.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through JPMorgan P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.


Each Fund's net asset value ("NAV") per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Advisor, Turner, Clover Capital, Chartwell, Pitcairn, Sands Capital Management, AXA Rosenberg, Diamond Hill, JIR, the Administrator, the Transfer Agent and/or the Fund's Custodian are not open for business.

The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases the initial sales charge for purchases of Class A shares may be waived or reduced, as described in the Prospectuses.


SALES CHARGE FOR EQUITY AND BALANCED FUNDS:

-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of            Reallowance
                                                Deducted for       Your Net                 as Percentage
                                                Sales Charge       Investment               of Offering
                                                                                            Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%              6.10%                    5.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

SALES CHARGE FOR BOND FUNDS

-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of            Reallowance
                                                Deducted for       Your Net                 as Percentage
                                                Sales Charge       Investment               of Offering
                                                                                            Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               4.75%              4.99%                    4.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                     Dealer Fee
--------------------                                     -----------
$1 million but less than $3 million                          1.00%
$3 million but less than $5 million                          0.75%
$5 million but less than $25 million                         0.50%
$25 million or more                                          0.25%


The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge ("CDSC") of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Class Y shares may also be purchased directly through the Distributor.


ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Class Y shares of the Funds.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.) who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goals and is otherwise acceptable to the Advisor.


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.


UNCASHED DISTRIBUTION CHECKS. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Prospectus. The discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Internal Revenue Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Internal Revenue Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts) and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers, or securities of one or more publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that all such tax will be eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.


If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.


Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. The maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

For corporate investors in some of the Funds, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds were regular corporations.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the investment adviser would not have chosen to sell securities and which may result in taxable gain or loss.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.


For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations. At September 30, 2007, the following Funds had capital loss carryforwards available to offset future realized capital gains as shown in the table below:

--------------------------------------------------------------------------------
Fund                                        Amount of Capital Loss Carryforwards
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund               $292,352
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $7,241,873
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $3,970,327
--------------------------------------------------------------------------------
Diversified Growth Fund                     $62,292,438
--------------------------------------------------------------------------------
Family Heritage(R) Fund                     $6,194,771
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund                  $706,147
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $42,616,146
--------------------------------------------------------------------------------


The Touchstone Tax-Exempt Bond Fund intends to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) that will enable it to designate distributions from the interest income generated by investments in municipal obligations as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax.

If the Touchstone Tax-Exempt Bond Fund purchases a municipal obligation at a market discount, any gain realized by the Fund upon sale or redemption of the municipal obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Because the taxable portion of the Touchstone Tax-Exempt Bond Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations or for the lower tax rates on qualified dividend income.

It may not be advantageous from a tax perspective for shareholders in the Touchstone Tax-Exempt Bond Fund to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

Because the Touchstone Tax-Exempt Bond Fund may invest in private activity bonds (within the meaning of Section 141 of the Internal Revenue Code), the interest on which is not federally tax-exempt to person who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Internal Revenue Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Touchstone Tax-Exempt Bond Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations required to be included in calculating the federal alternative minimum tax. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculation a corporation's adjusted current earnings.

Tax-exempt income, including exempt-interest dividends paid by the Touchstone Tax-Exempt Bond Fund, are taken into account in determining whether a portion of a shareholder's social security or railroad retirement benefits will be subject to federal income tax.

The Internal Revenue Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any mutual fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interests dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purposed of purchasing or carrying particular assets, the purchase of shares of the Touchstone Tax-Exempt Bond Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxed to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-Advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-Advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-Advisor, a Fund or other accounts managed by the Advisor and the Sub-Advisor will be benefited by supplemental research services, the Advisor and the Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Advisor nor any Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers.


For the fiscal years ended September 30, 2006 and 2007 the Trust's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                                  PORTFOLIO TURNOVER RATE
                                                  ------------------------------
FUND                                              2006         2007
--------------------------------------------------------------------------------
Value Opportunities Fund                          80%          62%
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund                  98%          79%
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund                     62%          71%
--------------------------------------------------------------------------------
Ultra Short Duration Fund - Class I Shares        38%          26%
--------------------------------------------------------------------------------
Short Duration Fund -  Class I Shares             10%          21%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                 158%         156%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                99%          127%
--------------------------------------------------------------------------------
Strategic Value and High Income Fund              84%          124%
--------------------------------------------------------------------------------
Diversified Value Fund                            48%          107%
--------------------------------------------------------------------------------
Diversified Growth Fund                           73%          62%
--------------------------------------------------------------------------------
Small Cap Fund                                    145%         146%
--------------------------------------------------------------------------------
Family Heritage(R) Fund                           27%          25%
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund                        32%          28%
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund                              55%          12%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                  24%          24%
--------------------------------------------------------------------------------
International Equity Fund                         140%         61%
--------------------------------------------------------------------------------
Mid Cap Fund                                      323%         193%
--------------------------------------------------------------------------------

The portfolio turnover rate for the Premium Yield Equity Fund is not included because the Fund had not commenced operations prior to September 30, 2007.

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2005, 2006 and 2007 were as follows:

--------------------------------------------------------------------------------
FUND                               TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                   PAID
                                   ---------------------------------------------
                                   2005               2006             2007
--------------------------------------------------------------------------------
Value Opportunities Fund           $295,116           $272,121         $157,930
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund   $2,219,631         $1,486,259       $811,199
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                   PAID
                                   ---------------------------------------------
FUND                               2005               2006             2007
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund      N/A                N/A              N/A
--------------------------------------------------------------------------------
Ultra Short Duration Fund          $1,386             N/A              N/A
--------------------------------------------------------------------------------
Short Duration Fund                $11,096            N/A              N/A
--------------------------------------------------------------------------------
Small Cap Value Opportunities
Fund                               $228,760           $551,410         $806,018
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund  $163,087           $154,645         $122,502
--------------------------------------------------------------------------------
Strategic Value and High Income
Fund                               N/A                N/A              N/A
--------------------------------------------------------------------------------
Diversified Value Fund             $299,336           $293,649         $376,513
--------------------------------------------------------------------------------
Diversified Growth Fund            $181,519           $250,577         $190,972
--------------------------------------------------------------------------------
Small Cap Fund                     $523,020           $590,174         $513,921
--------------------------------------------------------------------------------
Family Heritage(R) Fund            $80,549            $71,586          $57,071
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund         N/A                N/A              N/A
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund               N/A                N/A              N/A
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund   $94,977            $243,644         $187,632
--------------------------------------------------------------------------------
International Equity Fund          $228,635           $336,585         $73,880
--------------------------------------------------------------------------------

The brokerage commissions for the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal year ended December 31, 2004, and the fiscal periods ended September 30, 2005, 2006 and 2007, the Mid Cap Fund paid the following brokerage commissions:

--------------------------------------------------------------------------------
                                 TOTAL AMOUNT OF BROKERAGE
                                 COMMISSIONS PAID
                                 -----------------------------------------------
FUND                             2004                2005              2006
--------------------------------------------------------------------------------
Mid Cap Fund                     $2,164              $1,389            $85,385
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 2007
--------------------------------------------------------------------------------
Mid Cap Fund                     $1,151,097
--------------------------------------------------------------------------------

The brokerage commissions paid by the Trust to the Distributor for the fiscal years ended September 30, 2005, 2006 and 2007, and the commissions paid by each other Fund for the fiscal years ended September 30, 2005, 2006 and 2007, were as follows:

--------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE
                                   COMMISSIONS PAID TO THE DISTRIBUTOR
                                   ---------------------------------------------
FUND                               2005               2006               2007
--------------------------------------------------------------------------------
Value Opportunities Fund           N/A                N/A                $12,446
--------------------------------------------------------------------------------
Diversified Small Cap Value Fund   N/A                N/A                $3,964
--------------------------------------------------------------------------------
Clover Core Fixed Income Fund      N/A                N/A                N/A
--------------------------------------------------------------------------------
Ultra Short Duration Fund          N/A                N/A                N/A
--------------------------------------------------------------------------------
Short Duration Fund                N/A                N/A                N/A
--------------------------------------------------------------------------------
Diversified Value Fund             N/A                N/A                $998
--------------------------------------------------------------------------------
Diversified Growth Fund            N/A                N/A                $290
--------------------------------------------------------------------------------
Small Cap Fund                     N/A                N/A                $3,010
--------------------------------------------------------------------------------
Family Heritage(R) Fund            N/A                N/A                $257
--------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund         N/A                N/A                N/A
--------------------------------------------------------------------------------
Tax-Exempt Bond Fund               N/A                N/A                $5,088
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund   N/A                N/A                N/A
--------------------------------------------------------------------------------
Small Cap Value Opportunities
Fund                               N/A                N/A                N/A
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund  N/A                N/A                $7,553
--------------------------------------------------------------------------------
International Equity Fund          N/A                N/A                $16,899
--------------------------------------------------------------------------------
Strategic Value and High Income
Fund                               N/A                N/A                $5,581
--------------------------------------------------------------------------------

The brokerage commissions paid to the Distributor by the Premium Yield Equity Fund are not included because the Fund had not commenced operations prior to September 30, 2007.

For the fiscal years ended December 31, 2004, and the fiscal periods ended September 30, 2005, 2006 and 2007, the Mid Cap Fund paid the following brokerage commissions to the Distributor:

--------------------------------------------------------------------------------
                                  TOTAL DOLLAR AMOUNT OF BROKERAGE
                                  COMMISSIONS PAID TO THE DISTRIBUTOR
                                  ----------------------------------------------
FUND                              2004           2005            2006
--------------------------------------------------------------------------------
Mid Cap Fund                      $386           N/A             N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  2007
--------------------------------------------------------------------------------
Mid Cap Fund                      $1,521
--------------------------------------------------------------------------------

The total amount of securities of regular Broker/Dealers held by each Fund for the fiscal year ended September 30, 2007 were as follows:

--------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL AMOUNT OF
                                                                   SECURITIES HELD BY
FUND                              NAME OF BROKER/DEALER            FUND                 TYPE OF SECURITY
--------------------------------------------------------------------------------------------------------------------
Value Opportunities Fund          Bank of New York                 $1,595,617           Equity
--------------------------------------------------------------------------------------------------------------------
                                  Citigroup Global Markets, Inc.   $3,375,407           Equity
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Diversified Value Fund            Bear, Stearns & Co., Inc.        $3,847,023           Equity
--------------------------------------------------------------------------------------------------------------------
                                  JPMorgan Chase Bank, Inc.        $9,221,413           Equity
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Small Cap Fund                    Cowen Group                      $485,773             Equity
--------------------------------------------------------------------------------------------------------------------
                                  Jefferies & Company, Inc.        $768,275             Equity
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
International Equity Fund         Credit Agricole                  $845,657             Equity
--------------------------------------------------------------------------------------------------------------------
                                  Deutsche Bank Securities, Inc.   $1,520,160           Equity
--------------------------------------------------------------------------------------------------------------------
                                  ABN Amro Bank, N.V.              $237,112             Equity
--------------------------------------------------------------------------------------------------------------------
                                  DBS Group Holdings               $378,055             Equity
--------------------------------------------------------------------------------------------------------------------
                                  UOB Kay Hian Holdings Ltd.       $101,313             Equity
--------------------------------------------------------------------------------------------------------------------
                                  Shinhan Financial Group Co.,
                                  Ltd.                             $358,741             Equity
--------------------------------------------------------------------------------------------------------------------
                                  Credit Suisse Group              $179,266             Equity
--------------------------------------------------------------------------------------------------------------------
                                  UBS AG                           $279,596             Equity
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities     Investment Technology Group,
Fund                              Inc.                             $768,912             Equity
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund  Countrywide Financial Corp.      $990,058             Debt
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund     Morgan Stanley                   $495,000             Debt
--------------------------------------------------------------------------------------------------------------------
                                  Merrill Lynch                    $530,694             Debt
--------------------------------------------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.


      o The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

      o The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.


You may access the public website at www.touchstoneinvestments.com.

Employees of Touchstone Investments and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING


Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES


The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II, Class A, Class C and Class Z Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.


SHAREHOLDER LIABILITY


The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor and its Sub-Advisor(s). Generally, Sub-Advisors will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. If a Fund does not have a Sub-Advisor, the Advisor will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Form N-PX for each Fund (its voting record) will be available upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.touchstoneinvestments.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of January 7, 2008, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value              Charles Schwab & Co. Inc.                    30.21%
Fund Class Z                             4500 Cherry Creek Dr.
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         UMB Bank NA                                  18.36%
                                         Cadence Design Systems Inc.
                                         P.O. Box 419784 Attn: 5500 Team
                                         Kansas City, MO 64141-6784
---------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value              NFS LLC FEBO                                 9.86%
Fund Class A                             Joseph Abbatie
                                         284 Beechwood Ave.
                                         Oradell, NJ 07649
---------------------------------------------------------------------------------------------------------------
                                         Stifel Nicolaus Co. Inc.                     20.09%
                                         501 North Broadway
                                         St. Louis, MO 63102
---------------------------------------------------------------------------------------------------------------
                                         Donald F. Klein                              12.59%
---------------------------------------------------------------------------------------------------------------
Diversified Small Cap Value              MLPF & S                                     84.56%
Fund Class C                             For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL  32246
---------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Fifth Third Bank Trustee                     30.97%
Class A                                  Western & Southern 401k Savings
                                         8515 East Orchard 2T2
                                         Centennial, CO 80111
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Deferred Account          5.62%
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Deferred Account          15.15%
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial Services                       20.02%
                                         9785 Towne Center
                                         San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Raymond James                                7.95%
Class C                                  FBO Phyllis C
                                         796 Laurel Hill Road
                                         Lexington, KY 40504
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     17.55%
                                         For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
                                         Stifel Nicolaus Co., Inc.
                                         501 North Broadway
                                         St. Louis, MO  63102
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Raymond James                                7.10%
                                         FBO Wagner IR
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33
---------------------------------------------------------------------------------------------------------------
                                         JJB Hilliard W L Lyons Inc.                  5.68%
                                         500 West Jefferson
                                         Louisville, KY 40202
---------------------------------------------------------------------------------------------------------------
Value Opportunities Fund                 Bill and Melinda Gates Foundation            27.25%
Class Z                                  William H. Gates III TR

---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    5.56%
                                         4500 Cherry Creek
                                         Denver, CO 80209

---------------------------------------------------------------------------------------------------------------
Clover Core Fixed Income Fund            Charles Schwab & Co. Inc.                    12.89%
Class I                                  Attn Mutual Funds / Team S
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         SEI Private Trust Co                         22.15%
                                         C/O HSBC
                                         Attn: Mutual Fund Administrator
                                         One Freedom Valley Drive
                                         Oaks, PA  19456
---------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed               Charles Schwab & Co.                         80.39%
Income Fund Class Z                      101 Montgomery St
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income              Charles Schwab & Co.                         91.78%
Fund Class Z                             101 Montgomery St
                                         San Francisco, CA 94101-4151
---------------------------------------------------------------------------------------------------------------
Diversified Value Fund Class A           Pitcairn Trust Company                       92.67%
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Diversified Value Fund Class C           Raymond James & Associates Inc.              83.25%
                                         FBO Bond IRA
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Mildred K. Schmitt                           5.03%
---------------------------------------------------------------------------------------------------------------
                                         Robert J. Meller                             6.33%
---------------------------------------------------------------------------------------------------------------
Diversified Growth Fund                  Pitcairn Trust Company                       95.39%
Class A                                  Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
Small Cap Fund Class A                   Pitcairn Trust Company                       90.17%
                                         Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       7.29%
                                         Reinvest/Reinvest Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Small Cap Fund Class C                   Touchstone Advisors Seed Account             100.00%
                                         303 Broadway, Suite 1100
                                         Cincinnati, OH  45202
---------------------------------------------------------------------------------------------------------------
Family Heritage(R) Fund Class A          Pitcairn Trust Company                       85.88%
                                         Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       10.76%
                                         Reinvest/Reinvest Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Family Heritage(R) Fund Class C          Touchstone Advisors Seed Account             100.00%
                                         303 Broadway, Suite 1100
                                         Cincinnati, OH  45202
---------------------------------------------------------------------------------------------------------------
Pitcairn Taxable Bond Fund               Pitcairn Trust Company                       56.51%
Class II                                 Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       42.58%
                                         Reinvest/Reinvest Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond Fund Class A             Pitcairn Trust Company                       99.75%
                                         Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth              Charles Schwab & Co. Inc.                    42.64%
Fund Class Z                             For the Benefit of its Customers
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Citigroup Global Markets Inc.                37.11%
                                         333 West 34th Street, 3rd Floor
                                         New York, NY  10001
---------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth              Charles Schwab & Co. Inc.                    20.64%
Fund Class Y                             4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         The Vanguard Fiduciary Trust Co.             24.50%
                                         PO Box 2600 VM 613
                                         Valley Forge, PA  19482
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       13.91%
                                         Cash/Cash Capital gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
                                         Saxon and Co                                 16.97%
                                         FBO 40-40-090-9999464
                                         PO Box 7780-1888
                                         Philadelphia, PA  19182
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             9.47%
                                         For the Exclusive Benefit of Our Customers
                                         100 Magellan Way
                                         Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Y                     Patterson & Co Omnibus Cash/Cash             74.74%
                                         1525 West WT Harris Blvd
                                         Charlotte, NC  28288-0001
---------------------------------------------------------------------------------------------------------------
                                         Patterson & Co Omnibus Rein/Rein             20.50%
                                         1525 West WT Harris Blvd
                                         Charlotte, NC  28288-0001
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Z                     Charles Schwab & Co. Inc.                    16.15%
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         Strafe Co FAO                                6.05%
                                         PO Box 160
                                         Westerville, OH 43086
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class A                     Jennifer Lukes                               9.98%
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley DW Inc.                       6.37%
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley DW Inc.                       7.25%
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              9.85%
                                         FBO Osmond IR
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              7.13%
                                         FBO Coate IRA
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Diana Robinson                               7.91%
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class C                     Raymond James & Associates Inc.              10.98%
                                         FBO Broschart B
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.48%
                                         FBO Broschart C
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              15.94%
                                         FBO Hosken Re
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              23.75%
                                         FBO Orenics IR
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.35%
                                         FBO Denovo Ira
                                         880 Carillon Pkwy
                                         St. Petersburg, FL  33716
---------------------------------------------------------------------------------------------------------------
                                         Larry G Keeton and Debra K Keeton            14.23%
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley DW Inc.                       9.54%
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley DW Inc.                       9.92%
---------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities            Charles Schwab & Co. Inc.                    41.61%
Fund Class Z                             Attn Mutual Funds / Team S
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             9.54%
                                         For the Exclusive Benefit of Our Customers
                                         100 Magellan Way
                                         Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities            Western & Southern Deferred Account          12.25%
Fund Class A                             400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Fifth Third Bank Trustee                     67.62%
                                         Western & Southern 401k Savings
                                         8515 East Orchard 2T2
                                         Centennial, CO 80111
---------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities            Citigroup Global Markets Inc.                33.09%
Fund Class C                             333 West 34th Street, 3rd Floor
                                         New York, NY  10001
---------------------------------------------------------------------------------------------------------------
                                         Citigroup Global Markets Inc.                31.34%
                                         333 West 34th Street, 3rd Floor
                                         New York, NY  10001
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Citigroup Global Markets Inc.                8.05%
                                         333 West 34th Street, 3rd Floor
                                         New York, NY  10001
---------------------------------------------------------------------------------------------------------------
                                         Stifel Nicolaus Co., Inc.                    12.19%
                                         501 North Broadway
                                         St. Louis, MO  63102
---------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology             Charles Schwab & Co. Inc.                    56.75%
Fund Class A                             Attn Mutual Funds / Team S
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             6.45%
                                         For the Exclusive Benefit of Our Customers
                                         100 Magellan Way
                                         Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     6.01%
                                         For the Sole Benefit of its Customers
                                         4800 Deer Lade Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology             MLPF & S                                     47.40%
Fund Class C                             For the Sole Benefit of its Customers
                                         4800 Deer Lade Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
                                         Raymond James Associate Inc.                 5.91%
                                         FBO Louis D Gol
                                         6324 NW 23rd Ct.
                                         Boca Raton, FL 33496
---------------------------------------------------------------------------------------------------------------
International Equity Fund                Pitcairn Trust Company                       79.09%
Class A                                  Cash/Cash Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       10.30%
                                         Reinvest/Reinvest Capital Gains
                                         One Pitcairn Place Ste. 3000
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046-3543
---------------------------------------------------------------------------------------------------------------
International Equity Fund                MLPF & S                                     51.74%
Class C                                  For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd-Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
                                         Raymond James Associate Inc.                 12.52%
                                         FBO Bice IRA
                                         880 Carillon Pkwy
                                         St. Petersburg, FL 33
---------------------------------------------------------------------------------------------------------------
Strategic Value and High                 Judith E. Tirabasso                          10.85%
Income Fund Class A
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Deborah K. Blagg                             7.76%
---------------------------------------------------------------------------------------------------------------
                                         Frances Prater                               9.07%
---------------------------------------------------------------------------------------------------------------
                                         Jennifer L. Seymour                          9.37%
---------------------------------------------------------------------------------------------------------------
                                         Lucille M. Briggs                            5.08%
---------------------------------------------------------------------------------------------------------------
                                         Timothy J. Bean                              8.91%
---------------------------------------------------------------------------------------------------------------
Strategic Value and High                 Judith Brozovich                             13.56%
Income Fund Class C
---------------------------------------------------------------------------------------------------------------
                                         Dawn Mclaughlin                              81.93%
---------------------------------------------------------------------------------------------------------------
Strategic Value and High                 National Financial Services Corp             12.81%
Income Fund Class Y
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             13.48%
---------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                Western & Southern Life Insurance            65.17%
Class A                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Financial Group           34.82%
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                Western & Southern Life Insurance            99.50%
Class C                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------

As of January 7, 2008, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).


CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Trust's independent registered public accounting firm, Ernst & Young LLP audits the Trust's annual financial statements. Ernst & Young LLP, is located at 312 Walnut Street Cincinnati, OH 45202.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Financial Statements (excluding the Premium Yield Equity Fund) for the fiscal year ended September 30, 2007, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45202. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Funds Group Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D:

         Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

APPENDIX B - PROXY VOTING POLICIES

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc. as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond. Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients. Obtaining Proxy Voting
Information:

To obtain information on how Turner voted proxies, please contact:

                  Andrew Mark, Director of Operations
                  and Technology Administration
                  c/o Turner Investment Partners, Inc.
                  1205 Westlakes Drive, Suite 100
                  Berwyn, PA 19312

Recordkeeping:

      Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

CHARTWELL INVESTMENT PARTNERS
PROXY VOTING POLICIES AND PROCEDURES
ADOPTED APRIL 11, 1997
AS AMENDED FEBRUARY 1, 2007

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines. Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained Institutional Shareholder Services, Inc., ("ISS") an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner.

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell. Chartwell maintains a copy of the AFL-CIO Key Votes Survey which is a list of proposals and meetings based on the AFL-CIO Proxy Voting Guidelines. This list includes the company, item number, proposal, recommendation and date of the meeting. Chartwell votes in accordance with these recommendations. In situations where ISS does not vote a proxy (as on behalf of LP's or LLC's), Chartwell generally votes with company management.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material. Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue. In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

CLOVER CAPITAL MANAGEMENT, INC.

1. PROXY VOTING POLICIES

      Clover Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

      Clover Capital Management, Inc. ("Clover Capital") votes the proxies received by it on behalf of its client shareholders unless the client has specifically instructed it otherwise.

      Clover Capital shall vote proxies related to securities held by any client in a manner solely in the interest of the client. Clover Capital shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. As part of the process, Clover Capital subscribes to an outside proxy consultant, Institutional Shareholder Services "ISS", and utilizes its data and analysis to augment the work done by Clover Capital's relevant analyst (i.e. the analyst responsible for that particular security). However, in voting on each and every issue, the relevant analyst will be ultimately responsible for voting proxies in the best interests of Clover Capital's clients and shall vote in a prudent, diligent fashion and only after a careful evaluation of the issue presented on the ballot.

      BACKGROUND

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

      Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      RESPONSIBILITY

      Tracy Kern has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

      PROCEDURE

      Clover Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES

      Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), Clover Capital, through its relevant analysts, will be responsible for voting the proxies related to that account.

      All proxies and ballots will be logged in upon receipt and the materials, which include ISS's proxy voting recommendations, will be forwarded to the appropriate analyst for review. The analyst then votes the proxies which may or may not correspond to the ISS recommendations. In practice, the ISS recommendations correspond with most of Clover Capital's analysts' proxy voting decisions.

      Clover Capital has standard reasons for and against proposals, which have been approved by the Clover Compliance Department. After reviewing the proxy, the analyst will report how he/she wants to vote along with the rationale to be used when voting.

      Should an analyst respond with a new rationale, it will be approved by the Clover Compliance Department before the vote is cast.

      Proxies received will be voted promptly in a manner consistent with the Proxy Voting Policies and Procedures stated and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

      Records are kept on how each proxy is voted. Such records may be maintained by a third party proxy consultant that will provide a copy of the documents promptly upon request.

      On an ongoing basis, the analysts will monitor corporate management of issuers for securities they cover and for which are held in clients' accounts and where appropriate will communicate with the management of such issuers.

      Periodically, or at least annually, the Clover Compliance Department will:

      Review our proxy voting process and verify that it is being implemented in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

      When requested by client, report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written matter;

      Review the files to verify that records of the voting of the proxies have been properly maintained, which is keeping records on site for 2 years and off site in storage thereafter; and

      When requested, prepare a written report for a client regarding compliance with the Proxy Voting Policies and Procedures.

      Review the Proxy Voting Policies and Procedures to insure they are up-to-date.

      DISCLOSURE

      Clover Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Clover Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

      Clover Capital Management, Inc. has also sent a Proxy Voting Policy summary to all existing clients who have previously received Clover Capital Management, Inc.'s Disclosure Document; or Clover Capital Management, Inc. may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance Manager.

      In response to any request Clover Capital will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Clover Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

      VOTING GUIDELINES

      In the interest of good corporate governance and the best interest of our clients, the following general guidelines will be employed when voting corporate proxies on behalf of Clover Capital's clients. Clover Capital does, however, recognize that unusual circumstances may merit occasional deviation from these guidelines, but it expects those situations to be the rare exception to the following rules:

      Clover Capital will vote against the authorization of new stock options if the sum of the newly authorized option package and all existing options outstanding unreasonably dilute existing shares. While Clover Capital recognizes the incentive benefits that options can provide, Clover Capital believes that an excessively dilutive effort offsets the benefits.

      Clover Capital will favor the annual election of directors.

      Clover Capital will oppose the re-incorporation of domestic companies into other nations.

      Clover Capital will oppose shareholder resolutions that are motivated by the social beliefs of the resolution's sponsor rather than designed to maximize shareholder value or improve a company's governance practices.

      Clover Capital will vote to retain a company's current public auditor unless we have reason to believe the shareholder will benefit from an auditor change.

      Clover Capital will vote against the creation of so called "poison pills" and for shareholder resolutions calling for their removal.

      Clover Capital will generally favor shareholder proposals which separate the position of Board Chair and Chief Executive Officer.

      Clover Capital will vote in favor of shareholder proposals calling for the expensing of stock options, because failure to do so results in chronic overstatement of earnings, which is not helpful to shareholders.

      Clover Capital will vote in favor of shareholder proposals calling for the replacement of "super majority" vote thresholds with simple majority vote requirements.

      CONFLICTS OF INTEREST

      Clover Capital stock is not publicly traded, and Clover Capital is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Clover Capital affiliate currently provides brokerage, underwriting , insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

      Where a client of Clover Capital is a publicly traded company in its own right, Clover Capital may be restricted from acquiring that company's securities for the client's benefit. Further, while Clover Capital believes that any particular proxy issues involving companies that engage Clover Capital, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, Clover Compliance will determine, by surveying the Firm's employees or otherwise, whether Clover Capital, an affiliate or any of their officers has a business, familial or personal relationship with the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such conflict of interest is found to exist, Clover Capital will ensure that any such conflict of interest does not influence Clover Capital's vote by adhering to all recommendations made by the outside proxy consultant that Clover Capital utilizes. Clover Capital will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

      RECORDKEEPING

      The proxy coordinator(s) shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      These policies and procedures and any amendments;

      Each proxy statement that Clover Capital Management, Inc. receives;

      A record of each vote that Clover Capital Management, Inc. casts;

      Any document Clover Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

      A copy of each written request from a client for information on how Clover
            Capital Management, Inc. voted such client's proxies, and a copy of any written response.

PITCAIRN INVESTMENT MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I. BACKGROUND

Pitcairn Investment Management ("PIM"), a separately identified division of Pitcairn Trust Company, serves as investment sub-adviser to the Touchstone Funds pursuant to the Investment Sub-Advisory Agreement dated as of February 17, 2006 between Touchstone Advisors, Inc. and PIM (the "Advisory Agreement"). PIM votes proxies for securities held in funds for which it directly manages the assets, in the best interest of such fund.

Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), fund advisers who exercise proxy voting authority must (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interests of the fund and its shareholders, (ii) disclose to fund shareholders certain information about those policies and procedures, (iii) maintain certain records relating to proxy voting, and (iv) assist the fund in making its voting record publicly available and available to fund shareholders upon request.

II. SUMMARY OF POLICIES AND PROCEDURES

      A. Duty to the Funds and the Shareholders

PIM's policy is to vote fund portfolio securities for which it has discretionary voting authority solely in the best economic interest of the fund and its shareholders, without regard to its own interests or those of PTC or its affiliates.

      B. Administration

In response to SEC rules, PIM established the Investment Management Committee (the "IMC"), consisting of designated portfolio managers and research analysts of PIM and PIM's Chief Investment Officer ("CIO"), to carry out the provisions of the rules as they relate to PIM as a registered investment adviser, and its client, the Touchstone Funds. The IMC may act by a majority vote of members present, or the CIO may act for the IMC.

      C. Retention of ISS

Pitcairn Trust Company, on behalf of PIM, has engaged an independent third party proxy voting service, Institutional Shareholder Services, Inc. ("ISS"), to assist PIM in fulfilling its duties. It is PIM's policy that proxies generally will be cast in accordance with the guidelines and recommendations of ISS, whose research PIM believes to be detailed, substantial and impartial. PIM believes that voting in this manner will avoid material conflicts of interest, since votes will be cast without consideration of any PIM or PTC client relationship issues. PIM has adopted procedures, set forth below, for the review of ISS's research and recommendations, and the processing and voting of proxies for those situations where the IMC has determined that it is in the best interests of the Fund and its shareholders to override a recommendation made by ISS.

      D. Information Barriers

It is the policy of PIM that persons employed by PIM, PTC, or their affiliates who are not identified in these procedures as playing a role with respect to voting Fund securities are prohibited from communicating with any IMC member with regard to the voting of such securities. If such a person makes such a prohibited communication, the IMC member contacted will immediately report the communication to the General Counsel (or Compliance Officer) of PTC who will determine whether PIM should treat the proxy in question as one involving a material conflict of interest to be referred to the Touchstone Funds, and whether the IMC member who was contacted should recuse himself/herself from all further matters regarding the proxy (recusal would be the case in every instance where the communication would reasonably be interpreted as for the purpose of influencing PIM's vote).

      E. Resolutions of Conflicts of Interest

As indicated above (C. Retention of ISS), voting in accordance with the recommendation of an independent third party will eliminate the possibility that the vote will be influenced by interests of PIM.

Where the IMC decides that the ISS recommendation is not in the best interests of the Funds, and thus to vote otherwise than in accordance with the ISS recommendation, the IMC will review the proxy vote in question to determine whether PIM, PTC or PTC's affiliates have a material conflict of interest with the Funds with respect to the vote. Such a conflict may exist where a proponent or known supporter of the proposal (or other third party with a material interest in the outcome) is a business client of PIM or PTC, and will be presumed to exist where such a business client accounts for, or is expected to account for, 1% or more of PTC's gross revenues for a 12 month period. A material conflict may also exist where a member of the IMC has a business or personal relationship with a person or entity involved in the vote in question, or where another officer of PIM or PTC has such a relationship that is known to the IMC. If the IMC determines that there is a material conflict of interest with respect to the proxy vote in question, the IMC will submit the proposed vote to the Touchstone Funds. The proposal will include (a) a description of the vote in question, (b) the IMC's reasons for believing that the ISS recommendation is not in the best interests of the Funds, and support for IMC's recommendation; and (c) a full description of the conflict of interest.

III. ROLES OF PERSONNEL OF PIM

      A. THE MANAGER, INVESTMENT ADMINISTRATION (THE "MANAGER")

The Manager has primary responsibility for monitoring corporate actions and meeting dates and ensuring that determinations are made on a timely basis to vote proxies for securities held in those funds managed by PIM, and that such votes are submitted in a timely manner. The Manager's duties include the following:

      Monitoring meeting dates of companies whose stock is held in a fund, reviewing matters to be voted on, and performing a preliminary review of the pre-determined guidelines and recommendations of the third party proxy service;

      Identifying those non-routine matters where the Investment Management
            Committee or CIO of PIM has indicated that PIM may wish to conduct additional review to determine whether the recommendation set forth in ISS's guidelines is in the best interest of the Funds, and notifying the IMC and CIO accordingly;

      Serving as the liaison between PIM and its third-party service providers, which will cast proxy votes and maintain records necessary to satisfy SEC reporting requirements;

      Coordinating, if necessary, with the custodian/securities lending agent the termination of securities on loan in order that proxies can be voted in accordance with securities lending procedures;

      Coordinating, if necessary, efforts with third party service providers to enable the Touchstone Funds to complete and file SEC Form N-PX in a timely manner;

      Maintaining records for each voting proposal as required by law (or verifying that ISS has maintained such records).

      B. THE INVESTMENT MANAGEMENT COMMITTEE (THE "IMC")

The IMC is responsible for the following:

      Determining that a particular issuer or non-routine proposal warrants special scrutiny, reviewing such matters, and, in such cases, determining whether the ISS recommendation is in the best interests of the Funds;

      Identifying material conflicts of interest in accordance with Section
            II.E.

      Referring the proxy voting of a matter involving such a material conflict to the Touchstone Funds and preparing the submission described in
            Section II.E; and

      Maintaining appropriate documentation.

IV. DISCLOSURE OF VOTING RECORDS OF PIM

PIM will furnish to each of its advisory clients (currently the Touchstone Funds) a copy of its proxy voting policy and procedures, and the proxy voting history for the client account after the votes have been recorded. Requests may be made in writing to:

                         Pitcairn Investment Management
                    Attn.: Manager, Investment Administration
                         One Pitcairn Place, Suite 3000
                              Jenkintown, PA 19046

Or via email request to m.loughran@pitcairn.com, or by calling (215) 881-6018.

RECORDKEEPING

      A. Records Generally Maintained

In accordance with Rule 204-2(c)(2) under the Advisers Act, PIM shall maintain the following records:

      PIM's Proxy Voting Policy; and

        RECORDS OF FUND CLIENT REQUESTS FOR PIM PROXY VOTING INFORMATION.

      B. Records for PIM Exercise of Proxy Voting Authority

In accordance with Rule 204-2(c)(2) under the Advisers Act PIM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

      1. Proxy statements received regarding matters it has voted on behalf of Fund clients;

      2.    Records of votes cast by PIM; and

      3. Copies of any documents created by PIM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

If PIM utilizes the services of a third party for maintaining the records above specified, PIM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      C. Time Periods for Record Retention

All books and records required to maintain under this Section V. will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of PIM

SANDS CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures
Implementation Date: November 2006

------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an adviser's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the portfolio security;

            o     The exchange ticker symbol of the portfolio security;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

            o     The shareholder meeting date;

            o     The number of shares SCM is voting on firm-wide;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether or not SCM cast its vote on the matter;

            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            o     Whether SCM cast its vote with or against management; and

            o     Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o CONFLICT: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o CONFLICT: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o CONFLICT: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o CONFLICT: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

RESOLUTION:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                                  ATTACHMENT C

                             PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

      o     Long-term corporate performance record relative to a market index;

      o     Composition of board and key board committees;

      o     Corporate governance provisions and takeover activity;

      o     Board decisions regarding executive pay;

      o     Director compensation;

B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

      o long-term financial performance of the target company relative to its industry;

      o     management's track record;

      o     background to the proxy contest;

      o     qualifications of director nominees (both slates);

      o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o     stock ownership positions.

      o     Size of the Board

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

Cumulative Voting

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

o     POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

3) FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

4) GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

5) SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E. SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      a. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
      BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                           VII. State of Incorporation

A. VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. Changing Corporate Name

We generally vote FOR changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC
PROXY VOTING PROCEDURES AND POLICIES

STATEMENT OF PROXY VOTING

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC's and its advisory affiliates' (collectively, "AXA Rosenberg") policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

      o     Employee benefit plans and other clients subject to ERISA;

      o Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

      o Certain registered investment companies advised or sub-advised by AXA Rosenberg; and

      o     Limited partnerships and other commingled funds advised by AXA
            Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

PROXY VOTING PROCEDURES

AXA Rosenberg has retained third party service providers (the "Service Providers") to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

      1.    Keep a record of each proxy received;

      2. Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

      3. Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client's account.

CONFLICTS OF INTEREST

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients' best interests unless specifically instructed by a client to vote proxies for that client's account in a particular manner.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg's ability to vote proxies for our clients. For example, countries that require "share blocking," require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

DISCLOSURE

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client's account.

DIAMOND HILL CAPITAL MANAGEMENT, INC

PROXY VOTING POLICIES AND PROCEDURES

ADOPTED JULY 29, 2003

The Securities and Exchange Commission's (the "Commission") adoption of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2), pursuant to the Investment Advisers Act of 1940 (the "Act"), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter "we" or "our") has adopted the following Proxy Voting Policies and Procedures with regard to companies in our clients' investment portfolios.

Key Objective

The key objective of our Proxy Voting Policy and Procedures is to maximize the value of the stock held in our clients' portfolios. These policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, we also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company's performance and to make informed decisions about the purchase and sale of the company's securities.

Decision Methods

We generally believe that the individual portfolio managers involved in the selection of stocks are the most knowledgeable and best suited to make decisions with regard to proxy votes. We therefore rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and vote in keeping with our primary objective of maximizing shareholder value over the long run.

CONFLICTS OF INTEREST

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with our Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent Trustees, consistent with the Diamond Hill Funds Proxy Voting Policies and Procedures.

Summary Of Proxy Voting Guidelines

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. Additionally, key board committees should be entirely independent.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

EQUITY-BASED COMPENSATION PLANS

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

      We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

            1.    Requiring senior executives to hold stock in a company.

            2. Requiring stock acquired through option exercise to be held for a certain period of time.

            3.    Using restricted stock grants instead of options.

            4. Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.

      While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

            1. Annual option grants that would exceed 2% of outstanding shares.

            2. Ability to issue options with an exercise price below the stock's current market price.

            3.    Automatic share replenishment ("evergreen") feature.

            4. Authorization to permit the board of directors to materially amend a plan without shareholder approval.

            5. Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's affect on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

SHAREHOLDER RIGHTS PLANS

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term (5 years or less) "sunset" provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders,
(iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

Client Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 614-255-3333. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

      In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities. We may receive, and therefore vote, a proxy for the total number of shares held by all clients in a particular issuer, rather than a proxy for each individual client's holding.

JAMES INVESTMENT RESEARCH, INC.

PROXY VOTING POLICIES AND PROCEDURES
(ADOPTED JUNE, 2005)

      Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless
(i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

      In order to fulfill its responsibilities under the Act, James Investment Research, Inc. (hereinafter "we" or "our" or JIR) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVE

      The key objective of our Proxy Voting Policy is to maximize the value of the stock held in our client's portfolios. These policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

      Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

      Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

      Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

      Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

      We generally believe that the individuals involved in the selection of stocks are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

      No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will impact the financial prospects of a company, and vote in keeping with our primary objective of maximizing shareholder value over the long run.

CONFLICTS OF INTEREST

      Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with James' primary objective of maximizing shareholder value in the long run. James encourages clients who have their own objectives which differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with our Policy.

      In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under James management, we will forward the proxy material to the independent Trustees, consistent with the James Advantage Funds Proxy Policy.

SUMMARY OF PROXY VOTING GUIDELINES

ELECTION OF THE BOARD OF DIRECTORS

      We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

      We believe that an independent director should have no material relationship with the Company other than his or her directorship. This avoids the potential for conflict of interest. Specifically such director:

      o should not have been employed by the Company or an affiliate within the previous five years;

      o should not be, and should not be affiliated with, a company that is an adviser or consultant to the Company or affiliate, or to a member of the Company's senior management;

      o should not be affiliated with a significant customer or supplier of the Company or affiliate;

      o should have no personal services contract with the Company or affiliate, or a member of senior management;

      o should not be affiliated with a not-for-profit organization that receives significant contributions from the Company or affiliate;

      o within the previous five years, should not have had any business relationship with the Company or affiliate which required disclosure in the Company's Form 10-K;

      o should not be employed by a public company at which an executive officer of the Company serves as a director;

      o should not be a member of the immediate family of any person described above.

      The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

CORPORATE GOVERNANCE

If company performance has not been satisfactory, we may support proposals that require the position of Chairman be filled by an independent director, unless there are compelling reasons to vote against the proposal, such as a counterbalancing governance structure with all the same features as before. A person cannot be considered independent if he/she has been employed by the company within 5 years.

APPROVAL OF INDEPENDENT AUDITORS

      We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

      We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised but, in general, we will vote against ratification of auditors whose fees for non-audit services exceed 50% of total fees.

EQUITY-BASED COMPENSATION PLANS

      We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

      We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.

      We will evaluate plans on a case-by-case basis..

NON-QUALIFIED EMPLOYEE STOCK PURCHASE PLANS; Management proposals seeking to establish or amend employee stock purchase plans.

      We will evaluate these items on a Case-by-Case basis.

EQUITY PLANS FOR DIRECTORS ONLY

We will vote for plans that have reasonable costs.

ADJOURN MEETING REQUESTS: Management proposals seeking authorization to adjourn a meeting to solicit additional proxies to approve a merger agreement:

      We will support this item if we support the underlying merger proposal or if there is another compelling reason to support it.

SOCIAL ACTION PROPOSALS:

      We will generally oppose proposals put forth by activists groups or shareholders if there is no fundamental economic justification for the proposal. These will be reviewed on a Case-by-Case basis considering a variety of factors.

      These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

CORPORATE STRUCTURE

      We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

      Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

      Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

SHAREHOLDER RIGHTS PLANS

      While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

      We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

      We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term (5 years or less) "sunset" provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

      A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-426-7640. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

      In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

CLIENT RESPONSIBILITY

      JAMES INVESTMENT RESEARCH WILL REQUEST [HAS REQUESTED] CLIENT'S CUSTODIAN TO FORWARD ALL PROXY MATERIAL TO OUR PROXY SERVICE PROVIDER. IT IS ULTIMATELY THE RESPONSIBILITY OF THE CLIENT TO MAKE SURE THE CUSTODIAN COMPLIES WITH OUR REQUEST. WE CANNOT VOTE PROXIES NOR RETAIN RECORDS OF PROXY VOTES IF CLIENT'S CUSTODIAN DOES NOT FORWARD PROXY MATERIAL TO OUR APPOINTED AGENT.

PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS:

(a)(1) Registrant's Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

(a)(2) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(a)(3) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(a)(4) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit
            (1)(d) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on December 17, 1997.

(a)(5) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit
            (a)(5) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on November 24, 1998.

(a)(6) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated December 10, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 003-70958), filed with the SEC on January 27, 1999.

(a)(7) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on May 3, 2004.

(a)(8) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on February 1, 2007.

(b) Amended and Restated By-Laws of the Trust as revised November 18, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on April 14, 2005.

(c) Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 19, 2007.


(d)(1) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on December 3, 2007.

(d)(2)(i) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(2) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(2)(ii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated April 1, 2007 is filed herewith.

(d)(2)(iii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc.
            and Turner Investment Partners, Inc. dated July 20, 2007 is filed herewith.


(d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Clover Capital Management, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(3) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(4) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Chartwell Investment Partners dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(4) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.


(d)(5)(i) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Pitcairn Investment Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(5)(ii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Pitcairn Investment Management dated July 13, 2007 is filed herewith.


(d)(6) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(7) Sub-Advisory Agreement between Touchstone Advisors, Inc. and AXA Rosenberg Investment Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(8) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Diamond Hill Capital Management Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(9) Sub-Advisory Agreement between Touchstone Advisors, Inc. and James Investment Research, Inc. dated May 31, 2007 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.


(d)(10) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Chartwell Investment Partners is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on December 3, 2007..

(e)(1) Distribution Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(e)(2) Form of Underwriter's Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(f) Form of Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

(g) Amended and Restated Custodian Services Agreement between the Registrant and PFPC Trust Company as of July 22, 2004 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on January 30, 2006.

(h)(1) Form of Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(h)(2) Form of Sub-Administration Agreement between Touchstone Advisors,Inc. and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.


(h)(3) Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is filed herewith.

(h)(4) Addendum to Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is filed herewith.

(h)(5) Form of Transfer Agency Agreement between the Registrant and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(h)(6) Addendum to Transfer Agency Agreement between the Registrant and JPMorgan Chase Bank, N.A. is filed herewith.

(h)(7) Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Integrated Investment Services, Inc. is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

(h)(8) Amended Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust and JPMorgan Chase Bank, N.A. is filed herewith.

(h)(9) Fidelity Bond Allocation Agreement dated April 1, 2007 is herein incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(10) Form of Administration Fee Waiver Agreement is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

(h)(11)     Fee Waiver Agreement is herein incorporated by reference to Exhibit
            (h)(7) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on December 3, 2007..

(h)(12) Amendment 1 to the Fee Waiver Agreement dated November 20, 2006 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(13) Amendment 2 to the Fee Waiver Agreement dated February 1, 2007 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(14) Amendment 3 to the Fee Waiver Agreement dated May 11, 2007 is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(15) Amendment 4 to the Fee Waiver Agreement dated July 20, 2007 is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(h)(16) Amendment 5 to the Fee Waiver Agreement dated December 3, 2007 is herein incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A (File Nos. 003-70958 and 811-08104), filed with the SEC on December 3, 2007..

(h)(17) Form of Amendment 6 to the Fee Waiver Agreement dated February 1, 2008 is filed herewith.


(i)         Opinion and Consent of Counsel is filed herewith.

(j)         Consent of Independent Auditors is filed herewith.

(k)         Not Applicable.

(l)         Not Applicable.

(m)(1) Amended and Restated Distribution and Shareholder Services Plan with respect to the Class II Shares is herein incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(m)(2) Distribution and Shareholder Services Plan for Class A Shares is herein incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(m)(3) Distribution and Shareholder Services Plan for Class C Shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(m)(4) Shareholder Services Plan for Class Z Shares is herein incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N- 1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(o)         Not Applicable.

(p)(1) Code of Ethics for the Registrant is herein incorporated by reference to Exhibit (p)(1) of Post- Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on January 30, 2006.

(p)(2) Code of Ethics for Touchstone Advisors, Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit
            (p)(2) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(p)(3) Code of Ethics for Turner Investment Partners, Inc. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 5, 2004.

(p)(4) Code of Ethics for Clover Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 5, 2004.

(p)(5) Code of Ethics for Chartwell Investment Partners is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 5, 2004.

(p)(6) Code of Ethics for Pitcairn Investment Management is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 6, 2004.

(p)(7) Code of Ethics for Sands Capital Management is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 6, 2004.

(p)(8) Code of Ethics for AXA Rosenberg Investment Management is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on January 30, 2006.

(p)(9) Code of Ethics for Diamond Hill Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(p)(10) Code of Ethics for James Investment Research, Inc. is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 23, 2007.

(q)(1) Powers of Attorney for Phillip R. Cox, Donald C. Siekmann, Robert E. Stautberg and Jill T. McGruder are herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(q)(2) Powers of Attorney for John F. Barrett, H. Jerome Lerner and John P. Zanotti are herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

ITEM 24.

Not Applicable.

ITEM 25. INDEMNIFICATION:

      Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

      Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

      TOUCHSTONE ADVISORS, INC. (the "Advisor") is a registered investment adviser that provides investment advisory services to the Touchstone Fund Complex.

      The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

      (1)   Jill T. McGruder, Director & CEO


            (a)   President and Chief Executive Officer-IFS Financial Services,
                  Inc.

            (b)   President and Chief Executive Officer-Integrity Life Insurance
                  Co.

            (c) President and Chief Executive Officer, National Integrity Life Insurance Co.

            (d)   Chief Executive Officer-Touchstone Fund Complex

            (e)   Senior Vice President-Western & Southern Financial Group*

            (f)   President-IFS Systems, Inc.

            (g)   Senior Vice President-W&S Brokerage Services, Inc.*

            (h) Director - Western & Southern Financial Group*, Capital Analysts, Inc., IFS Financial Services, Inc., IFS Systems, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, LaRosa's, Inc.*


      (2)   James H. Grifo, President

            (a)   President of Touchstone Securities, Inc.


            (b)   Vice President of Touchstone Fund Complex.

      (3)   Brian Hirsch, Chief Compliance Officer & Vice President

            (a)   Senior Vice President-IFS Financial Services, Inc.

            (b)   Vice President & Chief Compliance Officer-Touchstone Fund
                  Complex

            (c)   Chief Compliance Officer-MMA Praxis Funds, Inc.*

      (4)   Donald J. Wuebbling, Chief Legal Officer & Director

            (a) Director-AM Concepts, Inc.*, Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, IFS Systems, Inc., Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC.*, Capital Analysts Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc*, Server Vault Corp.*, Todd Investment Advisors, Inc.*, Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*

            (b) Senior Vice President and General Counsel-Western & Southern Life Insurance Company

            (c) Senior Vice President -W&S Brokerage Services, Inc.*, Columbus Life Insurance Co.*

            (d) Secretary -Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., AM Concepts, Inc.*, Columbus Life Insurance Co.*

            (e)   Assistant Secretary-Eagle Realty Investments, Inc*.

            (f)   Vice President-AM Concepts, Inc.*


      (5)   Richard K. Taulbee, Vice President


            (a) Vice President-Capital Analysts, Inc., Eagle Realty Group, LLC.*, Eagle Realty Investments*, IFS Financial Services, Inc., IFS Fund Distributors, Inc., IFS Systems, Inc., IIS Broadway Corporation*, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Life Insurance Company*, Touchstone Securities, Inc., WestAd, Inc.*, W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, Western & Southern Agency Service, Inc.*

            (b) Assistant Treasurer-AM Concepts, Inc.*, Columbus Life Insurance Company*, Fort Washington Capital Partners, LLC., Fort Washington Investment Advisors, Inc., Tri-State Ventures, LLC*.


      (6)   James J. Vance, Vice President & Treasurer


            (a) Vice President & Treasurer-Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, IFS Systems, Inc., Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*, AM Concepts, Inc*.

            (b) Treasurer-W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC., Insurance Profillment Solutions*, Tristate Ventures, LLC.*

            (c)   Assistant Treasurer-IFS Fund Distributors, Inc.

      (7)   Terrie A. Wiedenheft - Senior Vice-President & Chief Financial
            Officer

            (a) Senior Vice President and Chief Financial Officer-Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, IFS Financial Services, IFS Fund Distributors, Inc., and Touchstone Securities, Inc.

            (b)   Treasurer & Controller-Touchstone Fund Complex

      (8)   James N. Clark - Director

            (a) Vice President, Director and Secretary-Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company.*

            (b)   Director and Secretary-WestAd, Inc.*

            (c) Director-Columbus Life Insurance Company*, Eagle Realty Group, LLC.*, Eagle Realty Investments, Inc.*, IFS Agency Services, Inc., IFS Systems, Inc., Touchstone Securities, Inc., W&S Financial Group Distributirs, Inc.*, Capital Analysts, Inc., AM Concepts*, IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*.


      (9)   William A. Dent, Senior Vice President, Product Management and
            Marketing


            (a)   Vice President of Touchstone Fund Complex.


      (10)  Gregory A. Harris, Vice President, Fund Administration


            Vice President and Assistant Secretary of Touchstone Fund Complex.

      (11)  Jeffrey K. Ringdahl, Vice President

            Vice President of Product Management of Touchstone Fund Complex

      (12)  Rhonda S. Malone, Secretary

            (a) Secretary-Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Systems, Inc., IFS Fund Distributors, Inc.

            (b) Associate Counsel - Securities-Western & Southern Financial Group, Inc.*


Turner Investment Partners, Inc.
---------------------------------

Turner Investment Partners, Inc. ("Turner") is the investment sub-adviser for the Touchstone Healthcare & Biotechnology and Touchstone Mid Cap Funds and one of three sub-advisers for the Touchstone Small Cap Value Opportunities Fund. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Turner has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of Turner advisory affiliates.

NAME AND POSITION                                           POSITION WITH
WITH COMPANY                      OTHER COMPANY             OTHER COMPANY
---------------                   -------------             -------------
Thomas R. Trala                   Turner Funds              President
Chief Financial and Operating
Officer, Secretary
                                  Turner Investment         Board Member & Chief
                                  Partners Pty. Ltd.        Operating Officer

                                  Turner Investment         Board Member,
                                  Management LLC            President & Chief
                                                            Operating Officer &
                                                            Treasurer

Mark D. Turner                    Turner Investment         Chairman
Vice Chairman of the Board;       Management LLC
President, Senior
Portfolio Manager

Robert E. Turner                  Turner Funds              Trustee
Chairman of the Board; Chief
Investment Officer; Chief         Turner Investment         Board Member
Executive Officer                 Partners Pty. Ltd.

                                  Bradley University        Trustee
                                  Peoria, IL
                                  The Crossroads School     Trustee
                                  Paoli, PA

                                  City Team Ministries      Trustee
                                  Chester, PA


Christopher K. McHugh             Philadelphia University   Trustee
Board Member, Vice President,
Senior Portfolio Manager


Clover Capital Management, Inc.
--------------------------------

Clover Capital Management, Inc. ("Clover") is the investment sub-adviser for the Touchstone Value Opportunities, Touchstone Diversified Small Cap Value and Touchstone Clover Core Fixed Income Funds. The principal address of Clover is 400 Meridian Centre, Ste 200, Rochester, NY 14618. Clover is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Clover has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                          POSITION WITH
WITH COMPANY                   OTHER COMPANY               OTHER COMPANY
---------------                -------------               -------------

James G. Gould                 Alesco Advisors LLC         President, Director
Director

Stephen Carl                   CPAC, Inc.                  Director
Chief Operating Officer
                               Alesco Advisors LLC         Director

Michael E. Jones               Alesco Advisors LLC         Director
Chief Executive Officer

Chartwell Investment Partners L.P.
-----------------------------------

Chartwell Investment Partners ("Chartwell") is the investment sub-adviser for the Touchstone Short Duration Fixed Income and Touchstone Ultra Short Duration Fixed Income Funds. The principal address of Chartwell is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. Chartwell is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Chartwell has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                          POSITION WITH
WITH COMPANY                   OTHER COMPANY               OTHER COMPANY
---------------                -------------               -------------

Edward N. Antoian              Zeke, L.P.                  General Partner
Managing Partner/Portfolio
Manager

Pitcairn Investment Management
-------------------------------


Pitcairn Investment Management ("Pitcairn") is the investment sub-adviser for the Touchstone Diversified Value, Touchstone Diversified Growth, Touchstone Small Cap, Touchstone Family Heritage(R), Touchstone Pitcairn Taxable Bond and Touchstone Pitcairn Tax-Exempt Bond Funds. The principal address of Pitcairn is One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. Pitcairn is an investment adviser registered under the Advisers Act. Pitcairn is a "separately identifiable division" (within the meaning of that term in section 202(a)(11)(A) of the Advisers Act) of Pitcairn Trust Company ("PTC"). For the past two fiscal years, no director, officer or partner of Pitcairn has been engaged in any other business or profession of a substantial nature, except to the extent that they have also served PTC in the same or similar capacities.


Sands Capital Management, LLC
------------------------------

Sands Capital Management, LLC ("Sands Capital") is the sub-adviser for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1101 Wilson Blvd., Suite 2300, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. No director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.


AXA Rosenberg Investment Management LLC
-----------------------------------------

AXA Rosenberg Investment Management ("AXA Rosenberg") serves as sub-adviser for the Touchstone International Equity Fund. The principal business address for AXA Rosenberg is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg is a registered investment adviser under the Advisers Act. No director, officer or partner of AXA Rosenberg has been engaged in any other business or profession of a substantial nature outside of AXA Rosenberg during the past two fiscal years other than in their capacities as a director of Barr Rosenberg Research Center, an affiliate of AXA Rosenberg. Stephane Prunet, Global Chief Executive Officer, is a member of the Excom of AXA IM. AXA Investments Managers (AXA IM) holds a controlling interest in AXA Rosenberg.

Diamond Hill Capital Management, Inc.
--------------------------------------

Diamond Hill Capital Management ("Diamond Hill") serves as one of three sub-advisers for the Touchstone Small Cap Value Opportunities Fund. The principal business address of Diamond Hill is 325 John M. McConnell Blvd., Columbus, OH 43215. Diamond Hill is a registered investment adviser under the Advisers Act. Diamond Hill also serves as advisor to its affiliated investment company, the Diamond Hill Funds. The following directors and officers of Diamond Hill have been engaged in other businesses or professions of a substantial nature during the past two fiscal years.


NAME AND POSITION                                          POSITION WITH
WITH COMPANY                   OTHER COMPANY               OTHER COMPANY
---------------                -------------               -------------
James Laird                    Diamond Hill Funds          President
Chief Financial Officer,
Secretary Treasurer            Diamond Hill Securities     President
and Chief Compliance
Officer

Gary R. Young                  Diamond Hill Funds          Treasurer,
Controller                                                 Secretary and
                                                           Chief Compliance
                                                           Officer

James Investment Research, Inc.
-------------------------------

James Investment Research, Inc. ("JIR") serves as one of three sub-advisers for the Touchstone Small Cap Value Opportunities Fund. The principal business address is 1349 Fairground Road, Xenia, OH 45385. JIR is a registered investment adviser under the Advisers Act. JIR serves as advisor to its affiliated investment company, The James Advantage Funds. JIR also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. No director, officer or partner of JIR has been engaged in any other business or profession of a substantial nature outside of JIR during the past two fiscal years other than Barry R. James in his capacity as President of The James Advantage Funds and Thomas L. Mangan in his capacity as Vice President, Treasurer and Chief Compliance Officer and Secretary of The James Advantage Funds.

ITEM 27. PRINCIPAL UNDERWRITERS:

      (a) Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

      (b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

      (b)
                                  POSITION WITH         POSITION WITH
              NAME                UNDERWRITER           REGISTRANT
        ---------------------------------------------------------------------
        James H. Grifo            President             Vice President
        Jill T. McGruder          Director              Trustee/President
        James N. Clark*           Director              None
        Donald J. Wuebbling*      Director              None
        Patricia J. Wilson        Chief Compliance      None
                                  Officer
        Richard K. Taulbee*       Vice President        None
        James J. Vance*           Treasurer             None
        Terrie A. Wiedenheft      Chief Financial       Controller/Treasurer
                                  Officer
        Rhonda Malone             Secretary             None

      (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

      (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6);
(8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

         PFPC Trust Company
         8800 Tinicum Blvd, 3rd Floor
         Philadelphia, PA 19153

      (b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's Administrator and Sub-Administrator

         Touchstone Advisors, Inc.
         303 Broadway, Suite 1100
         Cincinnati, OH 45202

         JPMorgan
         303 Broadway, Suite 900
         Cincinnati, OH 45202

      (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),the required books and records are maintained at the principal offices of the Registrant's Advisers:

         Turner Investment Partners, Inc.
         1205 Westlakes Drive, Suite 100
         Berwyn, PA 19312

         Touchstone Advisors, Inc.
         303 Broadway, Suite 1100
         Cincinnati, OH  45202

         Clover Capital Management, Inc.
         400 Meridian Centre, Ste 200
         Rochester, NY 14618

         Chartwell Investment Partners
         1235 Westlakes Drive, Suite 400
         Berwyn, PA 19312

         Pitcairn Investment Management
         One Pitcairn Place, Suite 3000
         165 Township Line Road
         Jenkintown, PA 19046

         Sands Capital Management, LLC
         1100 Wilson Blvd, Suite 3050
         Arlington, VA 22209

         AXA Rosenberg Investment Management LLC
         4 Orinda Way, Building E
         Orinda, CA  94563

         Diamond Hill Capital Management, Inc.
         325 John H. McConnell Blvd., Suite 200
         Columbus, OH  43215

         James Investment Research, Inc.
         1349 Fairground Road
         Xenia, OH  45385

ITEM 29. MANAGEMENT SERVICES:

None.

ITEM 30. UNDERTAKINGS:

None

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 36 to Registration Statement No. 002-80859 to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio on the 1st day of February, 2008.


                                          TOUCHSTONE FUNDS GROUP TRUST

                                          By: /S/ JILL T. MCGRUDER
                                          --------------------------------------
                                          Jill T. McGruder
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.


         *                                Trustee               February 1, 2008
----------------------------
Phillip R. Cox

         *                                Trustee               February 1, 2008
----------------------------
Robert E. Stautberg

         *                                Trustee               February 1, 2008
----------------------------
Donald C. Siekmann

         *                                Trustee               February 1, 2008
----------------------------
John F. Barrett

         *                                Trustee               February 1, 2008
----------------------------
H. Jerome Lerner

         *                                Trustee               February 1, 2008
----------------------------
John P. Zanotti

/S/ JILL T. MCGRUDER                      Trustee and           February 1, 2008
----------------------------              President
Jill T. McGruder

/S/ TERRIE A. WIEDENHEFT                  Controller,           February 1, 2008
----------------------------              Treasurer and
Terrie A. Wiedenheft                      Principal Financial
                                          Officer

* By: /S/ JAY S. FITTON
      ---------------------
      Jay S. Fitton
      (Attorney-in-Fact Pursuant to Power of Attorney)

                                  EXHIBIT INDEX


(d)(2)(ii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated April 1, 2007 is filed herewith.

(d)(2)(iii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc.
            and Turner Investment Partners, Inc. dated July 20, 2007 is filed herewith.

(d)(5)(ii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Pitcairn Investment Management dated July 13, 2007 is filed herewith.

(h)(3) Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is filed herewith.

(h)(4) Addendum to Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is filed herewith.

(h)(6) Addendum to Transfer Agency Agreement between the Registrant and JPMorgan Chase Bank, N.A. is filed herewith.

(h)(8) Amended Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust and JPMorgan Chase Bank, N.A. is filed herewith.

(h)(17) Form of Amendment 6 to the Fee Waiver Agreement dated February 1, 2008 is filed herewith.

(i)         Opinion and Consent of Counsel is filed herewith.

(j)         Consent of Independent Auditors is filed herewith.